                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                              File No. 002-95928
                                                              File No. 811-04547

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

Pre-Effective Amendment No. ____                                   / /

Post-Effective Amendment No.   48                                  /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

     Amendment No.         48
                        (Check appropriate box or boxes)

                            VOYAGEUR MUTUAL FUNDS III
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

     David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:    As soon as possible after effectiveness.

It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b)
------------
             on (date) pursuant to paragraph (b)
------------
             60 days after filing pursuant to paragraph (a) (1)
------------
             on (date) pursuant to paragraph (a)(1)
------------
     X       75 days after filing pursuant to paragraph (a) (2)
------------
            on (date) pursuant to paragraph (a)(2) of Rule 485
------------

If appropriate:

               This post-effective amendment designates a new effective date for
--------       a previously filed post-effective amendment

The Registrant is filing this Post-Effective Amendment for the purpose of adding a new series of shares,  designated  as the  Delaware  Large Cap Core Fund.  The prospectuses  and  statement  of  additional  information  relating to the other series of the Registrant are not amended or superseded hereby.

                             --- C O N T E N T S ---
This Post-Effective Amendment No. 48 to Registration File No. 002-95928 includes the following:

          1.    Facing Page

          2.    Contents Page

          3.    Part A - Prospectuses

          4.    Part B - Statement of Additional Information

          5.    Part C - Other Information

          6.    Signatures

          7.    Exhibits

CORE EQUITY                                  DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP

Prospectus                         , 2006

                           DELAWARE LARGE CAP CORE FUND
                           CLASS A o CLASS C o CLASS R

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR  PASSED  UPON  THE   ACCURACY  OF  THIS   PROSPECTUS,   AND  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund profile                                                    page
Delaware Large Cap Core Fund

How we manage the Fund                                          page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                            page
Investment manager
Portfolio managers
Who's who?

About your account                                              page
Investing in the Fund
       Choosing a share class
       Dealer compensation
How to reduce your sales charge
How to buy shares
Fair valuation
Retirement plans
Document delivery
How to redeem shares
Account minimums
Special services
Frequent trading of Fund shares
Dividends, distributions and taxes
Certain management considerations

Financial highlights                                            page

Glossary                                                        page

Additional information                                          page

Profile: Delaware Large Cap Core Fund

What is the Fund's goal?
Delaware Large Cap Core Fund seeks long-term capital appreciation.  Although the
Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests  primarily in common stocks of large companies that the manager believes  have a  combination  of attractive  valuations,  growth  prospects and strong cash flows. Under normal circumstances, the Fund will invest at least 80%
of its net assets in  securities  of  large-capitalization  companies  (the "80%
policy").  The Fund currently  defines  large-capitalization  companies as those that, at the time of investment, have market capitalizations within the range of market  capitalizations  of  companies  in the S&P 500  Index.  While the market capitalization of companies in the S&P 500 Index ranged from  approximately $580 million to $372 billion as of March 31, 2006,  the Fund will normally  invest in common stock of companies with market  capitalizations of at least $2 billion at the time of purchase.  The Fund's 80% policy can be changed without  shareholder approval. However,  shareholders would be given at least 60 days notice prior to any change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will  increase  and  decrease  according to changes in the value of the securities  in the Fund's  portfolio.  This Fund will be affected by declines in stock prices.  In addition,  the Fund may have large  investments  in particular industries at any given time (although  never more than 25% of its net assets at the time of purchase), a strategy that may increase volatility.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page [____].

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o    Investors  seeking  exposure to the capital  appreciation  opportunities of large companies.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short-term.

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

What are the Fund's fees and expenses?

------------------------------------- ---------------------------------------------- ---------- ----------- ----------
Sales charges are fees paid           CLASS                                                  A           C           R
directly from your investments        ---------------------------------------------- ---------- ----------- ----------
when you buy or sell shares of        Maximum sales charge (load) imposed on             5.75%        none        none
the Fund.  You do not pay             purchases as a percentage of offering price
sales charges when you buy            ---------------------------------------------- ---------- ----------- ----------
or sell Class R shares.               Maximum contingent deferred sales charge            none(1)    1.00%(2)     none
                                      (load) as a percentage of original purchase
                                      price or redemption price, whichever is
                                      lower
                                      ---------------------------------------------- ---------- ----------- ----------
                                      Maximum sales charge (load) imposed on              none        none        none
                                      reinvested dividends
                                      ---------------------------------------------- ---------- ----------- ----------
                                      Redemption fees                                     none        none        none
                                      ---------------------------------------------- ---------- ----------- ----------
                                      Exchange fees                                       none        none        none
------------------------------------- ---------------------------------------------- ---------- ----------- ----------

------------------------------------- ---------------------------------------------- ---------- ----------- ----------
Annual fund operating                 Management fees                                    0.65%       0.65%       0.65%
expenses arededucted from             ---------------------------------------------- ---------- ----------- ----------
the Fund's assets.                    Distribution and service (12b-1) fees              0.25%(3)    1.00%(3)    0.60%(3)
                                      ---------------------------------------------- ---------- ----------- ----------
                                      Other expenses(4)                                  1.20%       1.20%       1.20%
                                      ---------------------------------------------- ---------- ----------- ----------
                                      Total annual fund operating expenses               2.10%(3)    2.85%(3)    2.45%(3)
------------------------------------- ---------------------------------------------- ---------- ----------- ----------

------------------------------------- ----------- ---------- ----------- --------------- --------------
This example is intended to           CLASS               A           C               C              R
help you compare the cost of                                                         (if
investing in the Fund to the                                                   redeemed)
cost of investing in other            ----------- ---------- ----------- --------------- --------------
mutual funds with similar             1 year        $           $               $              $
investment objectives. We             ----------- ---------- ----------- --------------- --------------
show the cumulative amount            3 years       $           $               $              $
of Fund expenses on a                 ----------- ---------- ----------- --------------- --------------
hypothetical investment of
$10,000 with an annual 5%
return over the time shown.(5)
This example reflects the net
operating expenses with
expense waivers for the one-
year contractual period and
the total operating expenses
without waivers for years two
through 10. This is an
example only, and does not
represent future expenses,
which may be greater or less
 than those shown here.
--------------------------------------

(1)  A purchase of Class A shares of $1 million or more may be made at net asset value.  However,  if you buy the shares through a financial  advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase.  Additional Class A purchase options that involve a  contingent  deferred  sales charge may be permitted from  time to time  and will be  disclosed  in the  Prospectus  if they are available.

(2)  Class C shares  redeemed within one year of purchase are subject to a 1.00%
     contingent deferred sales charge.

(3)  The Fund's  distributor has voluntarily agreed to waive all 12b-1 fees, and the  investment  manager  has  voluntarily  agreed  to  waive  fees and pay expenses,  to limit the Total Annual  Operating  Expenses for all shares of the Fund to 0.95%. The distributor and the investment manager may choose to terminate or modify these waivers and expense  limitations at any time. The fees and expenses  shown in the table above do not reflect  this  voluntary expense cap. The following table shows operating  expenses,  reflecting the
     distributor's  and  the  investment   manager's  current  fee  waivers  and
     payments:

      ---------------------------------------- ------- ------- -------
               CLASS                           A       C       R
      ---------------------------------------- ------- ------- -------
      Management fees                          0.00%   0.00%   0.00%
      ---------------------------------------- ------- ------- -------
      Distribution and service (12b-1) fees    0.00%   0.00%   0.00%
      ---------------------------------------- ------- ------- -------
      Other expenses                           0.95%   0.95%   0.95%
      ---------------------------------------- ------- ------- -------
      Total annual fund operating expenses     0.95%   0.95%   0.95%
      ---------------------------------------- ------- ------- -------

(4)  Other expenses are based on estimates for the current fiscal year.

(5)  The  Fund's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical  5% return we use here.  Also,  this example  assumes that the
     Fund's total operating  expenses remain unchanged in each of the periods we show  and does not  reflect  the  investment  manager's  and  distributor's voluntary waivers.

How we manage the Fund

Our investment strategies
We research  individual  companies and analyze  economic and market  conditions, seeking to identify  the  securities  or market  sectors that we believe are the best  investments for the Fund.  Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We  strive  to  identify  stocks  of  large  companies  that  we  believe  offer above-average  opportunities  for  long-term  price  appreciation  based  on (1)
attractive valuations, (2) growth prospects and (3) strong cash flow.

The Fund employs a bottom-up security selection utilizing  quantitative screens, fundamental  research and risk  control to evaluate  stocks based on both growth and value characteristics. We typically use a quantitative screen that ranks the attractiveness  of an investment  based on a combination of valuation  measures,
earnings  expectations,   cash  flow  and  balance  sheet  quality.  In  further
evaluating  the  attractiveness  of an investment,  we consider  factors such as business  conditions in the company's  industry and its competitive  position in that industry.  We conduct fundamental research on all investments,  which often includes reviewing SEC filings,  examining financial statements and meeting with top-level company executives. When constructing the portfolio, we apply controls
to  ensure  the   portfolio   has   acceptable   risk   characteristics.   These
characteristics include, but are not limited to, size, valuation,  growth, yield and earnings  consistency.  This risk profile is then  compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

Under normal  market  conditions,  at least 80% of the Fund's net assets will be invested in large-capitalization companies. While the Fund will generally invest primarily in common stock of companies with market  capitalizations  of at least
$2 billion at the time of  purchase,  the Fund may also from time to time invest in convertible  securities,  futures contracts and options on futures contracts, and warrants.

The Fund's investment objective is non-fundamental. This means that the Board of
Trustees may change the objective without obtaining shareholder approval. If the objective were changed,  we would notify  shareholders  before the change in the objective became effective.

The securities we typically invest in
Stocks  offer  investors  the  potential  for capital  appreciation  and may pay dividends as well.

------------------------------------------------------------------- ----------------------------------------------------------------
                            Securities                                                      How we use them
------------------------------------------------------------------- ----------------------------------------------------------------
Common stocks and warrants: Common stocks are securities that       Generally, we will invest at least 80% of the Fund's net assets
represent shares of ownership in a corporation. Shareholders        in equity securities.
participate in the corporation's profits and losses in proportion to the number of shares they own.  A warrant is a right to buy shares of common stock on stated terms.
------------------------------------------------------------------- ----------------------------------------------------------------
Convertible securities: Usually preferred stocks or corporate       The Fund may invest up to 20% of its net assets in convertible
bonds that can be exchanged for a set number of shares of common    securities.  The Fund invests in convertible bonds for their
stock at a predetermined price. These securities offer higher       equity characteristics without regard to their credit rating.
appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.
------------------------------------------------------------------- ----------------------------------------------------------------
Options and futures: Options represent a right to buy or sell a     At times when we anticipate adverse conditions, we may want to
security or a group of securities at an agreed upon price at a      protect gains on securities without actually selling them. We
future date. The purchaser of an option may or may not choose to    might buy or sell options or futures to neutralize the effect
go through with the transaction.  The seller of an option,          of any price declines, without buying or selling a security, or
however, must go through with the transaction if its purchaser      as a hedge against changes in interest rates.  We might also
exercises the option.                                               use options or futures to gain exposure to a particular market segment without purchasing individual securities in that
Futures contracts are agreements for the purchase or sale of a      segment or to earn additional income for the Fund.
security or a group of securities at a specified price, on a
specified date.  Unlike purchasing an option, a futures contract    Use of these strategies can increase the operating costs of the
must be executed unless it is sold before the settlement date.      Fund and can lead to loss of principal.

Options and futures are generally considered to be derivative securities.
------------------------------------------------------------------- ----------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are issued by a U.S.      We may invest without limitation in ADRs that are actively
bank and represent the bank's holdings of a stated number of        traded in the U.S. when the Fund's portfolio managers believe
shares of a foreign corporation.  An ADR entitles the holder to     they offer greater value and greater appreciation potential
all dividends and capital gains earned by the underlying foreign    than U.S. securities.
shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.
------------------------------------------------------------------- ----------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of              Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in        investment for the Fund's cash position. In order to enter into
which the seller agrees to buy the securities back within a         these repurchase agreements, the Fund must have collateral of
specified time at the same price the buyer paid for them, plus an   102% of the repurchase price. The Fund may not have more than
amount equal to an agreed upon interest rate.  Repurchase           10% of its net assets in repurchase agreements with maturities
agreements are often viewed as equivalent to cash.                  of over seven days. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S.
                                                                    government securities.
------------------------------------------------------------------- ----------------------------------------------------------------
Restricted securities: Privately placed securities whose resale     We may invest in privately placed securities including those
is restricted under U.S. securities laws.                           that are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A
                                                                    Securities."  Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid
                                                                    securities, which is described below.
------------------------------------------------------------------- ----------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market,    We may invest up to 15% of the Fund's net assets in illiquid
and cannot be easily sold within seven days at approximately the    securities.
price at which a fund has valued them.
------------------------------------------------------------------- ----------------------------------------------------------------

The Fund may also invest in other  securities,  including real estate investment trusts,  rights and warrants to purchase common stock, U.S. Treasury  securities and foreign securities. Please see the Statement of Additional Information (SAI)
for additional  information  on these  securities as well as those listed in the table above.

Lending  securities  The  Fund  may lend up to 25% of its  assets  to  qualified brokers,  dealers  and  institutional  investors  for  use in  their  securities transactions. These transactions may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money from banks as a temporary measure for  extraordinary  purposes  or to  facilitate  redemptions.  The Fund  will be required  to pay  interest to the lending  banks on the amounts  borrowed.  As a result,  borrowing  money  could  result  in the Fund  being  unable to meet its investment objective.

Temporary defensive positions In response to unfavorable market conditions,  the
Fund  may  make  temporary  investments  in  cash  or  cash  equivalents.  These investments may not be consistent with the Fund's investment  objective.  To the extent that the Fund holds such  instruments,  the Fund may be unable to achieve its investment objective.

Portfolio  turnover We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than  expected.  A turnover  rate of 100% would  occur if, for  example,  a fund bought and sold all of the  securities in its portfolio  once in the course of a year or frequently traded a single security.  A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund
Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the chief  risks you  assume  when  investing  in the Fund.  Please  see the SAI for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------- ----------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------- ----------------------------------------------------------------
Market risk is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on
in a certain market-- like the stock or bond market--  will         securities we believe can appreciate over an extended time
decline in value because of factors such as economic conditions,    frame regardless of interim market fluctuations. We do not try
future expectations or investor confidence.                         to predict overall market movements.  Although we may hold securities for any amount of time, we generally do not trade for short-term purposes.
------------------------------------------------------------------- ----------------------------------------------------------------
Industry and security risk:  Industry risk is the risk that the     We limit the amount of the Fund's assets invested in any one
value of securities in a particular industry will decline because   industry and in any individual security. We also follow a
of changing expectations for the performance of that industry.      rigorous selection process before choosing securities and
                                                                    continually monitor them while they remain in the portfolio.
Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.
------------------------------------------------------------------- ----------------------------------------------------------------
Foreign risk is the risk that foreign securities may be adversely   We limit investments in foreign securities, other than
affected by political instability, changes in currency exchange     investments made through ADRs, to 5% of the Fund's net assets.
rates, foreign economic conditions or inadequate regulatory and accounting standards.
------------------------------------------------------------------- ----------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be         We limit exposure to illiquid securities to no more than 15% of
readily sold within seven days at approximately the price that a    the Fund's net assets.
fund values them.
------------------------------------------------------------------- ----------------------------------------------------------------
Futures and options risk is the possibility that a fund may         We will buy and sell options and futures to protect gains in
experience a significant loss if it employs an options or futures   the portfolio without actually selling a security, to
strategy related to a security or a market index and that           neutralize the impact of interest rate changes or to earn
security or index moves in the opposite direction from what the     additional income.
portfolio manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.
------------------------------------------------------------------- ----------------------------------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

Investment manager
The Fund is  managed  by  Delaware  Management  Company,  a series  of  Delaware
Management  Business  Trust,  which is an indirect,  wholly owned  subsidiary of
Delaware Management Holdings,  Inc. Delaware Management Company makes investment decisions for the Fund,  manages the Fund's business  affairs and provides daily administrative  services.  For its  services to the Fund,  the manager is paid a management  fee of 0.65% on the first $500 million of average  daily net assets;
0.60% on the next $500 million; 0.55% on the next $1.5 billion; and 0.50% on the average daily net assets in excess of $2.5 billion.

Portfolio managers
Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla
have primary  responsibility for making day-to-day  investment decisions for the
Fund.

Francis X.  Morris,  Senior  Vice  President,  Chief  Investment  Officer - Core
Equity,  joined  Delaware  Investments  in  1997,  and is  currently  the  chief investment officer for Core Equity  investments.  Prior to joining the firm, Mr.
Morris  served as vice  president  and director of equity  research at PNC Asset
Management. He received a bachelor's degree from Providence College and holds an
MBA from Widener  University.  Mr. Morris is a past president of the CFA Society of  Philadelphia,  and is a member of the CFA  Institute.  In addition,  he is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams,  CFA, Vice  President,  Portfolio  Manager,  Senior Equity
Analyst,  who joined Delaware Investments in 1995, is a portfolio manager on the firm's Core Equity team. He also  performs  analysis and research to support the portfolio management  function.  From 1995 to 1998, he served as the firm's vice president,  strategic planning. Prior to joining Delaware Investments, Mr. Adams had  approximately 10 years of experience in the financial  services industry in the U.S. and U.K.,  including Coopers & Lybrand,  The Sumitomo Bank, Bank of
America and Lloyds Bank. Mr. Adams holds both bachelor's and master's degrees in history and economics from Oxford University,  England, and received an MBA with dual  concentrations in finance and  insurance/risk  management from The Wharton
School of the  University  of  Pennsylvania.  Mr.  Adams is a director  and past president of the CFA Society of Philadelphia.

Michael S.  Morris,  CFA,  Vice  President,  Portfolio  Manager,  Senior  Equity
Analyst,  who joined Delaware Investments in 1999, is a portfolio manager on the
Core  Equity  team.  He also  performs  analysis  and  research  to support  the portfolio management function.  Prior to joining the firm, he worked as a senior equity analyst at Newbold's Asset Management,  covering  financial  stocks.  Mr.
Morris  began his  investment  career in 1993 at Ohio  Casualty.  He earned  his bachelor's degree in finance from Indiana University,  and he is a member of the
Bank and Financial Analysts Association.

Donald G.  Padilla,  CFA,  Vice  President,  Portfolio  Manager,  Senior  Equity
Analyst, is a member of the portfolio  construction group within the Core Equity team. He also performs analysis and research to support the portfolio management function.  Mr.  Padilla  joined  Delaware  Investments  in 1994 as an  assistant controller in the firm's treasury  function,  responsible for managing corporate cash investments,  developing  financial models, and the financial operations of
the  Lincoln  Life  401(k)   annuities   segment.   Prior  to  joining  Delaware
Investments,  he held  positions  at The Vanguard  Group.  Mr.  Padilla  holds a bachelor's  degree in accounting from Lehigh  University,  and he is a member of the CFA Society of Philadelphia.

The SAI  for the  Fund  provides  additional  information  about  the  portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Who's who?
This  diagram  shows  the  various   organizations   involved   with   managing,
administering and servicing the Delaware Investments(R) Funds.

[GRAPHIC  OMITTED:  DIAGRAM  SHOWING THE  VARIOUS  ORGANIZATIONS  INVOLVED  WITH
MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                           Board of Trustees
Investment manager                                                          Custodian
Delaware Management Company                                                 Mellon Bank, N.A.
2005 Market Street                                                          One Mellon Center
Philadelphia, PA 19103-7094                    The Fund                     Pittsburgh, PA  15258

                          Distributor                               Service agent
                          Delaware Distributors, L.P.               Delaware Service Company, Inc.
                          2005 Market Street                        2005 Market Street
                          Philadelphia, PA 19103-7094               Philadelphia, PA 19103-7094

                          Financial intermediary wholesaler
                          Lincoln Financial Distributors, Inc.
                          2001 Market Street
                          Philadelphia, PA 19103-7055
Portfolio managers
(see page ____ for details)
                                           Financial advisors

                                             Shareholders

Board of Trustees   A mutual fund is  governed by a board of trustees  which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor  and others that perform  services for the fund. Generally,  at least 40% of the board of trustees must be independent of a fund's investment manager and distributor.  However,  the Fund relies on certain exemptive  rules  adopted by the SEC that  require  its Board of  Trustees to be comprised  of  a  majority  of  such  independent  Trustees.  These  independent
Trustees, in particular, are advocates for shareholder interests.

Investment manager  An investment manager is a company responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the manager performs.  Most management  contracts provide  for the manager to receive an annual fee based on a  percentage  of the fund's  average  daily net  assets.  The  manager is subject to  numerous  legal restrictions,  especially regarding transactions between itself and the funds it advises.

Portfolio managers  Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian    Mutual funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place  them with a  qualified  bank  custodian  who segregates fund securities from other bank assets.

Distributor   Most mutual  funds  continuously  offer new  shares to the  public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

Financial intermediary wholesaler   Pursuant to a contractual  arrangement with
Delaware  Distributors,  L.P.,  Lincoln  Financial  Distributors,  Inc. (LFD) is
primarily   responsible   for  promoting   the  sale  of  fund  shares   through
broker/dealers, financial advisors and other financial intermediaries.

Service agent   Mutual fund companies employ service  agents  (sometimes  called transfer  agents) to maintain  records of  shareholder  accounts,  calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax  information,  among other  functions.  Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing
their  financial   objectives  and  recommending   appropriate  funds  or  other
investments.  Financial  advisors are associated with securities  broker/dealers who have entered into selling and/or service  arrangements with the distributor.
Selling   broker/dealers  and  financial  advisors  are  compensated  for  their services,  generally  through sales  commissions,  and through 12b-1 fees and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share  classes for the Fund.  Because each share class has a different combination of sales charges, fees and other features, you should consult your financial  advisor to determine  which class best suits your investment goals and time frame.

Choosing a share class

CLASS A
o    Class A shares  have an up-front  sales  charge of up to 5.75% that you pay when you buy the shares.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.
     See "Dealer compensation" below for further information.

o    You may qualify for other  reductions in sales charges,  and, under certain circumstances,  the sales  charge may be waived;  as  described  in "How to reduce your sales charge," below.

o    Class A shares  are also  subject to an annual  12b-1 fee no  greater  than
     0.25% of average  daily net  assets,  which is lower than the 12b-1 fee for
     Class C and Class R shares.  The Fund's  distributor  is presently  waiving each class's  12b-1 fee.  This waiver is voluntary and may be terminated or modified at any time.

o    Class A shares  generally  are not subject to a contingent  deferred  sales charge except in the limited circumstances described in the table below.

o    Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges

The table below details your sales  charges on purchases of Class A shares.  The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount  invested is the maximum  percentage of the amount invested  rounded to the nearest  hundredth.  The actual sales charge that you pay as a percentage  of the offering  price and as a percentage  of the net amount invested will vary depending on the then-current net asset value, the percentage rate of sales charge and rounding.

----------------------------------- --------------------------------------- -----------------------------------------
        Amount of purchase           Sales charge as % of offering price      Sales charge as % of amount invested
----------------------------------- --------------------------------------- -----------------------------------------
         Less than $50,000                           5.75%                                    6.54%
----------------------------------- --------------------------------------- -----------------------------------------
     $50,000 but under $100,000                      4.75%                                    5.41%
----------------------------------- --------------------------------------- -----------------------------------------
    $100,000 but under $250,000                      3.75%                                    4.31%
----------------------------------- --------------------------------------- -----------------------------------------
    $250,000 but under $500,000                      2.50%                                    3.00%
----------------------------------- --------------------------------------- -----------------------------------------
   $500,000 but under $1 million                     2.00%                                    2.44%
----------------------------------- --------------------------------------- -----------------------------------------
         $1 million or more              None (Limited CDSC may apply)*           None (Limited CDSC may apply)*
----------------------------------- --------------------------------------- -----------------------------------------

* There is no  front-end  sales  charge when you  purchase $1 million or more of
Class A  shares.  However,  if the  Distributor  paid your  financial  advisor a commission  on your  purchase of $1 million or more of Class A shares,  you will have to pay a limited  contingent  deferred sales charge (Limited CDSC) of 1.00%
if you redeem  these  shares  within the first year and 0.50% if you redeem them within the second  year,  unless a specific  waiver of the charge  applies.  The
Limited CDSC will be paid to the  Distributor  and will be assessed on an amount equal to the lesser of: (1) the net asset  value at the time of  purchase of the
Class A shares being redeemed; or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of  purchase"  will be the net asset  value at  purchase of the Class A shares even if those shares are later  exchanged for shares of another  Delaware
Investments  Fund and, in the event of an  exchange of Class A shares,  the "net asset  value of such  shares  at the time of  redemption"  will be the net asset value of the shares acquired in the exchange.  In determining  whether a Limited
CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first  redeemed  followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS C
o    Class C shares have no up-front  sales  charge,  so the full amount of your purchase  is  invested  in the  Fund.  However,  you will pay a  contingent deferred  sales charge of 1.00% if you redeem your shares  within 12 months after you buy them.

o    In determining  whether the  contingent  deferred sales charge applies to a redemption of Class C shares,  it will be assumed that shares held for more than 12 months are redeemed first followed by shares  acquired  through the reinvestment of dividends or distributions,  and finally by shares held for
     12 months or less. For further  information on how the contingent  deferred sales charge is determined,  please see "Calculation of Contingent Deferred
     Sales Charges - Class C" below.

o    Under certain  circumstances  the  contingent  deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o    Class C shares are subject to an annual  12b-1 fee no greater than 1.00% of average  daily net assets  (of which  0.25% are  service  fees) paid to the
     Distributor,  dealers  or others for  providing  services  and  maintaining shareholder  accounts.  The Fund's  distributor  is presently  waiving each class's  12b-1 fee.  This  waiver is  voluntary  and may be  terminated  or modified at any time.

o    Because of the higher 12b-1 fees,  Class C shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A and Class R shares.

o    Class C shares do not automatically convert into another class.

o    You may purchase any amount less than  $1,000,000  of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o    Class R shares have no up-front  sales  charge,  so the full amount of your purchase  is  invested  in the Fund.  Class R shares  are not  subject to a contingent deferred sales charge.

o    Class R shares are subject to an annual  12b-1 fee no greater than 0.60% of average  daily net  assets,  which is lower  than the 12b-1 fee for Class C shares. The Fund's distributor is presently waiving each class's 12b-1 fee.
     This waiver is voluntary and may be terminated or modified at any time.

o    Because of the higher  12b-1 fee,  Class R shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A shares.

o    Class R shares do not automatically convert into another class.

o    Class  R  shares  generally  are  available  only  to:  (i)  qualified  and non-qualified  plan  shareholders  covering multiple  employees  (including
     401(k),  401(a),  457 and  non-custodial  403(b)  plans,  as well as  other non-qualified  deferred  compensation plans) with assets at the time shares are  considered  for  purchase  of $10  million  or  less;  and (ii) to IRA rollovers from plans  maintained on the Delaware  Investments(R) retirement recordkeeping  system or BISYS's retirement  recordkeeping  system that are offering Class R shares to participants.

Except as noted  above,  no other IRA  accounts  are eligible for Class R shares
(e.g.,  no SIMPLE  IRA's,  SEP/IRA's,  SAR/SEP  IRA's,  Roth IRA's,  etc.).  For
purposes of determining  plan asset levels,  affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible  for  purchase  through  programs  sponsored by financial  intermediaries  that  require  the  purchase  of a specific  class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other types of sales charges.

Calculation of Contingent Deferred Sales Charges - Class C
Contingent  deferred  sales  charges are charged as a  percentage  of the dollar amount  subject to the  contingent  deferred  sales  charge.  The charge will be assessed on an amount  equal to the lesser of the net asset value at the time of purchase of the shares being  redeemed or the net asset value of those shares at the time of redemption.  No contingent  deferred sales charge will be imposed on increases  in net asset  value  above the  initial  purchase  price,  nor will a contingent  deferred sales charge be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "net asset value at the time of purchase"  will be the net asset value at purchase  of Class C Shares of a Fund,  even if those  shares are later exchanged for shares of another Delaware Investments(R) Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption"  will be the net asset value of the shares that were acquired in the exchange.

Dealer compensation

The  financial  advisor  that  sells you shares of the Fund may be  eligible  to receive the following  amounts as compensation  for your investment in the Fund.
These amounts are paid by the  Distributor  to the  securities  dealer with whom your financial advisor is associated.

----------------------------------------- ------------- ------------ -----------
                                           Class A(1)   Class C(2)   Class R(3)
----------------------------------------- ------------- ------------ -----------
Commission (%)                                 -           1.00%          -
----------------------------------------- ------------- ------------ -----------
  Investment less than $50,000               5.00%           -            -
----------------------------------------- ------------- ------------ -----------
  $50,000 but less than $100,000             4.00%           -            -
----------------------------------------- ------------- ------------ -----------
  $100,000 but less than $250,000            3.00%           -            -
----------------------------------------- ------------- ------------ -----------
  $250,000 but less than $500,000            2.00%           -            -
----------------------------------------- ------------- ------------ -----------
  $500,000 but less than $1,000,000          1.60%           -            -
----------------------------------------- ------------- ------------ -----------
  $1,000,000 but less than $5,000,000        1.00%           -            -
----------------------------------------- ------------- ------------ -----------
  $5,000,000 but less than $25,000,000       0.50%           -            -
----------------------------------------- ------------- ------------ -----------
  $25,000,000 or more                        0.25%           -            -
----------------------------------------- ------------- ------------ -----------
12b-1 Fee to Dealer                          0.25%         1.00%        0.60%
----------------------------------------- ------------- ------------ -----------

(1)  On sales of Class A shares,  the  Distributor  re-allows to your securities dealer a portion of the front-end  sales charge  depending  upon the amount you invested.  Your securities dealer is eligible to receive up to 0.25% of the  12b-1  fee  applicable  to  Class A  shares.  The  maximum  12b-1  fee applicable to Class A shares is 0.25% of average daily net assets. However, the Fund's  distributor  is presently  waiving each class's 12b-1 fee. This waiver is voluntary and may be terminated or modified at any time.

(2)  On sales of Class C shares,  the Distributor pays your securities dealer an up-front  commission of 1.00%. The up-front  commission includes an advance of the first year's 12b-1  service fee of up to 0.25%.  During the first 12 months,  the  Distributor  retains  the full 1.00%  12b-1 fee to  partially offset the up-front  commission  and the prepaid 0.25% service fee advanced at the time of purchase. The maximum 12b-1 fee applicable to Class C shares is 1.00% of average daily net assets.  However,  the Fund's  distributor is presently  waiving each class's 12b-1 fee. This waiver is voluntary and may be  terminated  or modified at any time.  Starting in the 13th month,  your securities  dealer  may be  eligible  to receive  the full 1.00%  12b-1 fee applicable to Class C.

(3)  On  sales of  Class R  shares,  the  Distributor  does not pay an  up-front commission.  The maximum 12b-1 fee applicable to Class R shares is 0.60% of average  daily net assets.  However,  the Fund's  distributor  is presently waiving  each  class's  12b-1  fee.  This  waiver is  voluntary  and may be terminated or modified at any time. Your securities  dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase.

How to reduce your sales charge
We offer a number of ways to reduce or  eliminate  the sales  charge on  shares.
Please refer to the SAI for detailed  information and eligibility  requirements.
You can also get additional information from your financial advisor. You or your financial  advisor  must  notify us at the time you  purchase  shares if you are eligible for any of these programs.  You may also need to provide information to your financial  advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments(R)Funds holdings in any other account,  including  retirement accounts held indirectly or through an intermediary  and the names of qualifying  family members and their holdings.
Class R shares have no sales charge.  We reserve the right to determine  whether any  purchase is  entitled,  by virtue of the  foregoing,  to the reduced  sales charge.

----------------------- --------------------------------------- ----------------------------------------------------------------
       Program          How it works                                                       Share class
                                                                               A                              C
----------------------- --------------------------------------- -------------------------------- -------------------------------
Letter of Intent        Through a Letter of Intent you                        X                  Although the Letter of Intent
                        agree to invest a certain amount in                                      and Rights of Accumulation do
                        Delaware Investments(R) Funds (except                                    not apply to the purchase of
                        money market funds with no sales                                         Class C shares, you can
                        charge) over a 13-month period to                                        combine your purchase of
                        qualify for reduced front-end sales                                      Class A shares with your
                        charges.                                                                 purchase of Class C shares to
                                                                                                 fulfill your Letter of Intent
                                                                                                 or qualify for Rights of
                                                                                                 Accumulation.
----------------------- --------------------------------------- --------------------------------
Rights of               You can combine your holdings or                      X
Accumulation            purchases of all Delaware
                        Investments(R) Funds (except money
                        market funds with no sales charge)
                        as well as the holdings and
                        purchases of your spouse and
                        children under 21 to qualify for
                        reduced front-end sales charges.
----------------------- --------------------------------------- -------------------------------- -------------------------------
Reinvestment of         Up to 12 months after you redeem        For Class A, you will not        Not available.
Redeemed Shares         shares, you can reinvest the            have to pay an additional
                        proceeds without paying a sales         front-end sales charge.
                        charge as noted to the right.
----------------------- --------------------------------------- -------------------------------- -------------------------------
SIMPLE/IRA,             These investment plans may qualify                    X                  There is no reduction in
SEP/IRA, SAR/SEP,       for reduced sales charges by                                             sales charges for Class C
Profit Sharing,         combining the purchases of all                                           shares for group purchases
Pension, 401(k),        members of the group. Members of                                         by retirement plans.
SIMPLE 401(k),          these groups may also qualify to
403(b)(7), and 457      purchase shares without a front-end
Retirement Plans        sales charge and may qualify for a
                        waiver of any contingent deferred
                        sales charges on Class A shares.
----------------------- --------------------------------------- -------------------------------- -------------------------------

Buying Class A shares at Net Asset Value

Class A  shares  of the Fund may be  purchased  at net  asset  value  under  the following  circumstances,  provided that you notify the Fund in advance that the trade qualifies for this privilege.

o    Shares purchased  under the Delaware  Investments(R) Dividend  Reinvestment
     Plan and,  under  certain  circumstances,  the Exchange  Privilege  and the
     12-Month Reinvestment Privilege.

o    Purchases  by (i)  current  and  former  officers,  Trustees/Directors  and employees  of any  Delaware  Investments(R)Fund,  the Manager or any of its
     current affiliates and those that may in the future be created;  (ii) legal
     counsel  to  the  Delaware   Investments(R)Funds;   and  (iii)   registered
     representatives  and  employees  of  broker/dealers  who have  entered into dealer's  agreements with the  Distributor.  Family members  (regardless of age) of such  persons at their  direction,  and any  employee  benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o    Shareholders  who own Class A shares of  Delaware  Cash  Reserve  Fund as a result of a liquidation of a Delaware Investments(R) Fund may exchange into
     Class A shares of another Delaware Investments(R) Fund at net asset value.

o    Purchases  by bank  employees  who  provide  services  in  connection  with agreements between the bank and unaffiliated  brokers or dealers concerning sales of shares of Delaware Investments(R) Funds.

o    Purchases by certain officers,  trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o    Purchases for the benefit of the clients of brokers, dealers and registered investment  advisors if such brokers,  dealers or investment  advisors have entered into an agreement with the Distributor  providing  specifically for the  purchase  of Class A shares  in  connection  with  special  investment products,  such as wrap accounts or similar fee based  programs.  Investors may be charged a fee when effecting  transactions in Class A shares through a broker or agent that offers these special investment products.

o    Purchases  by  financial  institutions  investing  for the account of their trust  customers if they are not eligible to purchase  shares of the Fund's
     Institutional Class.

o    Purchases by retirement  plans that are maintained on retirement  platforms
     sponsored  by  financial   intermediary   firms,   provided  the  financial
     intermediary  firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o    Purchases  by certain  legacy  bank  sponsored  retirement  plans that meet requirements set forth in the SAI.

o    Purchases by certain legacy  retirement  assets that meet  requirements set forth in the SAI.

o    Investments made by plan level and/or participant  retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o    Loan repayments made to a Fund account in connection with loans  originated from accounts previously maintained by another investment firm.

Waivers of Contingent Deferred Sales Charges

--------------------------------------------------------- ---------------------------------------------------
                                                                             Share Class
--------------------------------------------------------- ------------------------- -------------------------
Category                                                            A*                         C
--------------------------------------------------------- ------------------------- -------------------------
Redemptions in accordance with a Systematic Withdrawal               X                         X
Plan, provided the annual amount selected to be
withdrawn under the Plan does not exceed 12% of the
value of the account on the date that the Systematic
Withdrawal Plan was established or modified.
--------------------------------------------------------- ------------------------- -------------------------
Redemptions that result from the Fund's right to                     X                         X
liquidate a shareholder's account if the aggregate net
asset value of the shares held in the account is less
than the then-effective minimum account size.
--------------------------------------------------------- ------------------------- -------------------------
Distributions to participants or beneficiaries from a                X                   Not available.
retirement plan qualified under section 401(a) of the
Internal Revenue Code of 1986, as amended (the "Code").
--------------------------------------------------------- ------------------------- -------------------------
Redemptions pursuant to the direction of a participant               X                   Not available.
or beneficiary of a retirement plan qualified under
section 401(a) of the Code with respect to that
retirement plan.
--------------------------------------------------------- ------------------------- -------------------------
Periodic distributions from an individual retirement                 X                         X
account (i.e., IRA, ROTH IRA, EDUCATION OR COVERDELL
IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified
plan** (403(b)(7) plan, 457 Deferred Compensation Plan,
Profit Sharing Plan, Money Purchase Plan or 401(k)
Defined Contribution Plan) not subject to a penalty
under Section 72(t)(2)(A) of the Code or a hardship or
unforeseen emergency provision in the qualified plan as
described in Treas. Reg.ss.1.401(k)-1(d)(2) and Section
457(d)(3) of the Code.
--------------------------------------------------------- ------------------------- -------------------------
Returns of Excess Contributions due to any regulatory                X                         X
limit from an individual retirement account (i.e., IRA,
ROTH IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA,
SAR/SEP or SEP/IRA) or a qualified plan (403(b)(7)
plan, 457 Deferred Compensation Plan, Profit Sharing
Plan, Money Purchase Plan or 401(k) Defined
Contribution Plan).
--------------------------------------------------------- ------------------------- -------------------------
Distributions by other employee benefit plans to pay                 X                   Not available.
benefits.
--------------------------------------------------------- ------------------------- -------------------------
Systematic withdrawals from a retirement account or                  X                         X
qualified plan that are not subject to a penalty
pursuant to Section 72(t)(2)(A) of the Code or a
hardship or unforeseen emergency provision in the
qualified plan** as described in Treas. Reg.
ss.1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.
The systematic withdrawal may be pursuant to Delaware
Investments(R) Funds' Systematic Withdrawal Plan or a
systematic withdrawal permitted by the Code.
--------------------------------------------------------- ------------------------- -------------------------

--------------------------------------------------------- ---------------------------------------------------
                                                                             Share Class
--------------------------------------------------------- ------------------------- -------------------------
Category                                                            A*                         C
--------------------------------------------------------- ------------------------- -------------------------
Distributions from an account of a redemption resulting              X                         X
from the death or disability (as defined in Section
72(t)(2)(A) of the Code) of a registered owner or a
registered joint owner occurring after the purchase of
the shares being redeemed.  In the case of accounts
established under the Uniform Gifts to Minors Act or
Uniform Transfers to Minors Act or trust accounts, the
waiver applies upon the death of all beneficial owners.
--------------------------------------------------------- ------------------------- -------------------------
Redemptions by certain legacy retirement assets that                 X                         X
meet the requirements set forth in the SAI.
--------------------------------------------------------- ------------------------- -------------------------
Redemptions by the classes of shareholders who are                   X                   Not available.
permitted to purchase shares at net asset value,
regardless of the size of the purchase.  See "Buying
Class A shares at Net Asset Value" above.
--------------------------------------------------------- ------------------------- -------------------------

*    The waiver  for Class A shares  relates  to a waiver of the  Limited  CDSC.
     Please note that you or your  financial  advisor  will have to notify us at the time of purchase that the trade qualifies for such waiver.

**   Qualified  plans that are fully  redeemed  at the  direction  of the plan's fiduciary are subject to any applicable contingent deferred sales charge or
     Limited CDSC, unless the redemption is due to the termination of the plan.

Certain  sales charges may be based on historical  cost.  Therefore,  you should maintain  any  records  that  substantiate  these costs  because  the Fund,  its transfer agent and financial  intermediaries  may not maintain this information.
Information about existing sales charges and sales charge reductions and waivers is  available  free of charge in a clear and  prominent  format on the  Delaware
Investments(R) Funds'   Web  site  at   www.delawareinvestments.com.   Additional
information on sales charges can be found in the SAI.

About your account (continued)

How to buy shares

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Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

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By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to  purchase,  to Delaware  Investments,  2005
Market  Street,  Philadelphia,  PA  19103-7094.  If you are  making  an  initial purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan application if you are opening a retirement account)
with your check.

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By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund and class of shares  in which  you want to  invest.  If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

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By exchange
You  may  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments(R) Funds for shares of other  Delaware Investments(R) Funds.  Please keep in mind, however, that under most circumstances you are allowed to exchange only between like  classes of shares.  To open an account by exchange,  call the
Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: SYMBOL OF A KEYPAD]

Through automated shareholder services
You may purchase or exchange shares through Delaphone,  our automated  telephone
service,  or  through  our  Web  site,  www.delawareinvestments.com.   For  more
information  about  how to sign up for  these  services,  call  our  Shareholder
Service Center at 800 523-1918.

Once you have completed an application,  you can open an account with an initial investment of $1,000 and make  additional  investments at any time for as little as $100.  The  minimum  initial  purchase is $250,  and you can make  additional investments  of only $25, if you are buying shares in an IRA or Roth IRA,  under the  Uniform  Gifts to Minors Act or the  Uniform  Transfers  to Minors  Act, or
through an  Automatic  Investing  Plan.  The  minimum  purchase  for a Coverdell
Education  Savings Account  (formerly an "Education  IRA") is $500. The minimums vary for  retirement  plans other than IRAs,  Roth IRAs or  Coverdell  Education
Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order.
If we or an  authorized  agent  receive  your order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time, you will pay that day's closing share price, which is based on the
Fund's  net asset  value  (NAV).  If your order is  received  after the close of regular  trading on the NYSE,  you will pay the next  business  day's  price.  A business day is any day that the NYSE is open for business  (Business  Day).  We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each class of the Fund is calculated by  subtracting  the  liabilities  of each class from its total assets and dividing the resulting  number by the number of shares outstanding for that class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed-income  securities  on  the  basis  of  valuations  provided  to  us by an independent pricing service that uses methods approved by the Board of Trustees.
We price any  fixed-income  securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use  methods  approved  by the  Board of  Trustees  that are  designed  to price securities at their fair market value.

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S.  futures  markets)  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities primarily traded in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates  under the policies and  procedures  approved by the Board as described above.

Retirement plans
In  addition  to being an  appropriate  investment  for your  IRA,  Roth IRA and
Coverdell  Education  Savings  Account,  shares in the Fund may be suitable  for group  retirement  plans.  You may  establish  your IRA account  even if you are already  a  participant  in an  employer-sponsored  retirement  plan.  For  more information  on how  shares  in the  Fund  can  play an  important  role in your retirement  planning  or for details  about group  plans,  please  consult  your financial advisor, or call 800 523-1918.

Document delivery
If you have an account in the same Delaware Investments(R)Fund as another member of your  household,  we are  sending  your  household  one  copy  of the  Fund's prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing  expenses  associated  with the Fund. We will  continue  to send one copy of each of these  documents  to your  household until you notify us that you wish individual  materials.  If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor.  We will begin sending you individual copies of these documents 30 days after receiving your request.

About your account (continued)

How to redeem shares

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Through your financial advisor
Your  financial  advisor  can handle all the  details of  redeeming  your shares
(selling them back to the Fund).  Your  financial  advisor may charge a separate fee for this service.

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By mail
You may redeem  your shares by mail by writing to:  Delaware  Investments,  2005
Market Street, Philadelphia,  PA 19103-7094. All owners of the account must sign the  request,  and for  redemptions  of more than  $100,000,  you must include a signature guarantee for each owner.  Signature guarantees are also required when redemption  proceeds are going to an address other than the address of record on the account.

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By telephone
You may redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds sent directly to your bank by wire. Bank  information must be on file before you request a wire redemption.

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By wire
You may redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next Business Day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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Through automated shareholder services
You may redeem shares through Delaphone,  our automated  telephone  service,  or through our Web site,  www.delawareinvestments.com.  For more information  about how to sign up for these services,  call our  Shareholder  Service Center at 800
523-1918.

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed  request to redeem or exchange shares and we or an  authorized  agent  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV as next  determined  after we receive your  request.  If we receive your request after the close of regular  trading on the NYSE,  you will  receive the NAV next determined on the next Business  Day. We will deduct any  applicable  contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares.  If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are  required to pay a contingent  deferred  sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased  them or their NAV when you redeem them,  whichever is less.  This arrangement  assures that you will not pay a contingent deferred sales charge on any  increase in the value of your  shares.  You also will not pay the charge on any shares  acquired by reinvesting  dividends or capital gains. If you exchange shares of one fund for shares of another,  you do not pay a contingent  deferred sales charge at the time of the exchange.  If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the  original  shares,  not the  exchange  price.  The redemption  price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account  balance  falls below the Fund's  required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act
and  Uniform  Transfers  to Minors  Act  accounts  or  accounts  with  automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more  consecutive  months,  you will have until the end of the current  calendar quarter  to raise the  balance  to the  minimum.  If your  account is not at the minimum by the required  time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance.  If your account  does not reach the minimum  balance,  the Fund may redeem your  account after 60 days' written notice to you.

Special services
To help make investing  with us as easy as possible,  and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The  Automatic  Investing  Plan allows you to make regular  monthly or quarterly investments directly from your checking account.

Direct Deposit
With  Direct  Deposit  you  can  make  additional  investments  through  payroll deductions,  recurring government or private payments such as Social Security or direct transfers from your bank account.

Electronic Delivery
With  Delaware  eDelivery,  you can receive your fund  documents  electronically instead of via U.S. mail.  When you sign up for  eDelivery,  you can access your account  statements,  shareholder  reports and other fund materials online, in a secure internet environment, at any time, from anywhere.

Online Account Access
Online   Account   Access  is  a   password-protected   area  of  the   Delaware
Investments(R) Web site that gives you access to your  account  information  and allows you to perform transactions in a secure internet environment.

Wealth Builder Option
With the Wealth  Builder  Option you can  arrange  automatic  monthly  exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges  are  subject to the same rules as regular  exchanges  (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through  our  Dividend  Reinvestment  Plan,  you  can  have  your  distributions reinvested  in  your  account  or the  same  share  class  in  another  Delaware
Investments(R) Fund.  The  shares  that  you   purchase   through  the  Dividend
Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You may  generally  exchange  all or part of your  shares for shares of the same class in another  Delaware  Investments(R) Fund  without paying a front-end sales charge  or a  contingent  deferred  sales  charge  at the time of the  exchange.
However,  if you  exchange  shares from a money market fund that does not have a sales  charge or from  Class R shares of any fund,  you will pay any  applicable sales charge on your new shares.  When exchanging Class C shares of one fund for the same class of shares in other funds,  your new shares will be subject to the same  contingent  deferred sales charge as the shares you originally  purchased.
The holding period for the contingent deferred sales charge will also remain the same,  with the  amount of time you held your  original  shares  being  credited toward the holding  period of your new shares.  You do not pay sales  charges on shares that you acquired through the reinvestment of dividends.  You may have to pay taxes on your exchange.  When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully  before buying shares  through an exchange.  We may refuse the purchase side of any exchange request,  if, in the Manager's judgment,  the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objectives and policies or would otherwise potentially be adversely affected.

MoneyLine(SM) On Demand Service
Through our  MoneyLine(SM) On Demand Service,  you or your financial advisor may transfer money between your Fund account and your  predesignated bank account by
telephone  request.   This  service  is  not  available  for  retirement  plans.
MoneyLine(SM)  has a minimum  transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs.  Delaware  Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through  our  MoneyLine  Direct  Deposit  Service  you can  have  $25 or more in dividends and distributions  deposited  directly to your bank account.  Delaware
Investments  does not  charge a fee for this  service;  however,  your  bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic  Withdrawal  Plan,  you can arrange a regular  monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more,  you can make  withdrawals  of at least
$25 monthly,  or $75  quarterly.  You may also have your  withdrawals  deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited  contingent  deferred sales charge for Class A Shares and the  contingent  deferred  sales  charge for C Shares  redeemed via a Systematic
Withdrawal  Plan will be waived if the annual  amount  withdrawn in each year is less than 12% of the account  balance on the date that the Plan is  established.
If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic  Withdrawal  Plan is  established,  all redemptions under the Plan will be subjected to the  applicable  contingent  deferred  sales charge, including an assessment for previously redeemed amounts under the Plan.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be rejected.  The Fund's  Board of Trustees has adopted  policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its  shareholders,  such as market  timing.  The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R)Fund or the Optimum Fund Trust to be a market  timer and may consider  anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" -- that is,  purchases into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without  prior  notice,  any  purchase  order or exchange  order for any reason, including any purchase  order or exchange  order  accepted by any  shareholder's financial  intermediary or in any omnibus-type  account.  Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next  business day  following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred   sales   charge  or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves judgments that are inherently subjective,  we seek to apply this policy uniformly  in  all  cases  and to  make  judgments  and  applications  that  are consistent  with the  interests of the Fund's  shareholders.  While we will take actions designed to detect and prevent market timing,  there can be no assurance that such trading activity will be completely  eliminated.  Moreover, the Fund's market  timing  policy  does not  require the Fund to take action in response to frequent trading activity.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely  affect the Fund's  performance if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the closing of the foreign  market and the fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded,  traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed-income securities,  such as  high-yield  bonds,  asset-backed  securities  or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect  excessive  or  short-term  trading in Fund  shares.  This  monitoring process  involves several factors,  which include  scrutinizing  transactions in fund shares for  violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures,  the Fund may consider trading  activity by multiple  accounts under common ownership, control or influence to be trading by a single entity. Trading activity  identified  by these  factors,  or as a result of any other  available information,  will  be  evaluated  to  determine  whether  such  activity  might constitute market timing.  These procedures may be modified from time to time to improve the  detection of excessive or  short-term  trading or to address  other concerns.  Such changes may be necessary or  appropriate,  for example,  to deal with issues specific to certain  retirement  plans,  plan exchange limits,  U.S.
Department of Labor regulations,  certain automated or pre-established exchange,
asset  allocation  or  dollar  cost  averaging  programs,   or  omnibus  account
arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  broker/dealers  and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual  participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the  participant  level  and  at  the  omnibus  level,  up to  and  including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders  seeking  to engage  in  market  timing  may  employ a  variety  of strategies  to avoid  detection  and,  despite  the  efforts of the Fund and its agents to detect  market timing in Fund shares,  there is no guarantee  that the
Fund will be able to  identify  these  shareholders  or  curtail  their  trading practices.  In  particular,  the Fund may not be able to  detect  market  timing attributable to a particular  investor who effects  purchase,  redemption and/or exchange  activity in Fund shares through  omnibus  accounts.  The difficulty of detecting  market  timing may be further  compounded if these  entities  utilize multiple tiers or omnibus accounts.

Dividends, distributions and taxes
Dividends and  Distributions.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the
Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund  expects to declare and  distribute  all of its net  investment income,  if any,  to  shareholders  as  dividends  annually.  The Fund will also distribute net capital gains, if any,  annually.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.  We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you  received  the  previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your  statement,  the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to  shareholders.  However,  when necessary,  the Fund will send you a corrected
Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend."  If you invest in the Fund shortly  before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

A sale or  redemption  of Fund  shares is a taxable  event and,  accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer  identification number  and  certain  required  certifications,  you may be  subject  to  backup withholding on any  distributions of income,  capital gains or proceeds from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do
so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund  distributions  and gains  from the sale or  exchange  of your Fund  shares generally  are  subject  to state and local  taxes.  Non-U.S.  investors  may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.

This  discussion  of  "Dividends,  distributions  and taxes" is not  intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal,  state, local or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those offered by the Delaware Investments(R) Funds,  as well as similar investment vehicles, such as 529 Plans.  A "529 Plan" is a college  savings  program that  operates  under
Section  529 of the  Internal  Revenue  Code.  From  time to time,  the Fund may experience  large  investments or redemptions due to allocations or rebalancings by  these  funds  of  funds  and/or  similar  investment  vehicles.  While it is impossible to predict the overall impact of these  transactions over time, there could be adverse effects on portfolio  management.  For example, the Fund may be required to sell  securities or invest cash at times when it would not otherwise do so.  These  transactions  could  also  have  tax  consequences  if  sales  of securities  result  in gains,  and  could  also  increase  transaction  costs or portfolio turnover.  The Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse  effects on both the Fund and the funds of funds as a result of these transactions.

Manager of managers structure
The Fund may implement a "manager of managers"  structure  that would permit the
Manager to appoint and replace sub-advisors, enter into sub-advisory agreements, and  amend and  terminate  sub-advisory  agreements  with  respect  to the Fund, subject to Board  approval but without  shareholder  approval  (the  "Manager of
Managers  Structure").  While the Manager does not  currently  expect to use the
Manager of Managers  Structure with respect to the Fund, the Manager may, in the future,  recommend  to the  Fund's  Board the  establishment  of the  Manager of
Managers  Structure by  recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's  portfolio  if it  believes  that doing so would be likely to enhance the Fund's  performance  by  introducing  a different investment style or focus.

The ability to implement the Manager of Managers  Structure  with respect to the
Fund is  contingent  upon  the  receipt  of an  exemptive  order  from  the U.S.
Securities and Exchange  Commission (the "SEC") or the adoption of a rule by the
SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers  Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's  application for an exemptive order or adopt such a rule.

The Manager of Managers  Structure would enable the Fund to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment  management fees paid by the Fund
to  be  increased   without   shareholder   approval  or  change  the  Manager's
responsibilities  to the Fund,  including the Manager's  responsibility  for all advisory services furnished by a sub-advisor.

Financial highlights

Because the Fund is new, it has no financial history.

Glossary

How to use this glossary
This glossary  includes  definitions of investment terms, many of which are used throughout  the  Prospectus.  If you  would  like  to  know  the  meaning  of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized  cost is a method used to value a  fixed-income  security  that starts with the face value of the security  and then adds or subtracts  from that value depending  on whether the  purchase  price was greater or less than the value of the  security  at  maturity.  The  amount  greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the  individual  bonds and other  debt  securities  held in a portfolio will mature.

Bond
A debt security,  like an IOU,  issued by a company,  municipality or government agency.  In return for  lending  money to the  issuer,  a bond  buyer  generally receives fixed periodic  interest payments and repayment of the loan amount on a specified  maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates.  Generally,  when interest rates rise,  bond prices fall,  and when interest  rates fall,  bond prices rise.  See
Fixed-income securities.

Bond ratings
Independent  evaluations  of  creditworthiness,  ranging from  Aaa/AAA  (highest quality) to D (lowest  quality).  Bonds rated  Baa/BBB or better are  considered investment  grade.  Bonds rated Ba/BB or lower are commonly known as junk bonds.
See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund  shareholders of profits  (realized gains) from the sale of a fund's  portfolio  securities.  Usually  paid  once a year;  may be  either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement  of U.S.  inflation;  represents  the price of a basket of  commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some  mutual  funds when  shares are  redeemed  (sold back to the fund)  within a set number of years.  An  alternative  method for  investors  to compensate a financial  advisor for advice and service,  rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment,  used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading  investments  among a number of  different  securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund  shareholders of dividends  passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income  investment's  price volatility.  The larger the number,  the  greater  the likely  price  change for a given  change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices,  staff,  equipment and expenses related to maintaining the fund's portfolio of securities and  distributing  its shares.  They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker,  accountant,  planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities,  the money you originally invest is paid back at a
pre-specified  maturity  date.  These  securities,   which  include  government,
corporate or municipal bonds, as well as money market securities,  typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities  issued  by  the  U.S.  government  or  its  agencies.  They  include
Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The  increase in the cost of goods and  services  over time.  U.S.  inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective,  such as long-term capital growth or high current income,  that a mutual fund pursues.

Management fee
The  amount  paid by a mutual  fund to the  investment  manager  for  management services,  expressed as an annual  percentage  of the fund's  average  daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share  of  common  stock by the  number  of  shares  held by  shareholders.  A corporation  with one million shares  outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying  loan principal to bondholders.

NASD
The National  Association of Securities Dealers,  Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal  short-term issues,  rating the probability that the issuer of the debt will meet the scheduled  interest  payments and repay the principal. Ratings are published by such companies as Moody's Investors Service,
Inc. (Moody's), Standard & Poor's, a division of the McGraw-Hill Companies, Inc.
(S&P) and Fitch, Inc. (Fitch).

Net assets
The total value of all the assets in a fund's portfolio, less any liabilities.

Net asset value (NAV)
The daily  dollar  value of one mutual fund share.  Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio (P/E)
A measure of a stock's value  calculated by dividing the current market price of a share of stock by its annual  earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.

Principal
Amount  of money you  invest  (also  called  capital).  Also  refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The  official  offering  document  that  describes  a  mutual  fund,  containing information  required  by the  SEC,  such as  investment  objectives,  policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally  defined as variability of value;  also credit risk,  inflation  risk, currency and interest rate risk.  Different  investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
A commission  that is charged on the purchase or  redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal  agency  established  by Congress to administer  the laws  governing the securities industry, including mutual funds.

Share classes
Different  classifications of shares.  Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification  by a bank,  brokerage firm or other financial  institution that a customer's  signature is valid.  Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's  volatility;  for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A  document  that  provides  more  information  about  a  fund's   organization,
management, investments, policies and risks.

Stock
An investment  that  represents a share of ownership  (equity) in a corporation.
Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement,  expressed as a percentage,  based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide  special tax  advantages and a simple way to transfer property to a minor.

Volatility
The tendency of an investment to go up or down in value by different magnitudes.
Investments  that  generally go up or down in value in relatively  small amounts are considered "low  volatility"  investments,  whereas those  investments  that generally  go up or down in value in  relatively  large  amounts are  considered
"high volatility" investments.

Additional  information  is  available in the current  Statement  of  Additional
Information  (SAI), which we have filed  electronically  with the Securities and
Exchange  Commission (SEC) and which is legally a part of this Prospectus (it is incorporated  by  reference).  If you want a free copy of the SAI or if you have any questions  about  investing in the Fund,  you can write to us at 2005 Market
Street, Philadelphia,  PA 19103-7094, or call toll-free 800 523-1918. The Fund's
SAI is also  available,  free of charge,  through the Fund's  internet  Web site
(www.delawareinvestments.com).  You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other  information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov).  You can also get copies of this information, after payment of a duplicating  fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing  to the Public  Reference  Section  of the SEC,  Washington,  D.C.
20549-0102.  Information about the Fund,  including its SAI, can be reviewed and copied  at the SEC's  Public  Reference  Room in  Washington,  D.C.  You can get
information on the Public Reference Room by calling the SEC at 202 551-8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800 523-1918

Call the Shareholder  Service Center Monday to Friday,  8 a.m. to 7 p.m. Eastern
Time:

o    For fund information, literature, price, yield and performance figures.

o    For information on existing regular investment accounts and retirement plan
     accounts   including  wire   investments,   wire   redemptions,   telephone
     redemptions and telephone exchanges.

Delaphone Service
800 362-FUND (800 362-3863)

o    For  convenient  access  to  account  information  or  current  performance information on all Delaware Investments(R)Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

--------------------------------- ----------------- ---------------------
DELAWARE FUND SYMBOLS
--------------------------------- ----------------- ---------------------
Delaware Large Cap Core Fund           CUSIP               NASDAQ
--------------------------------- ----------------- ---------------------
Class A
--------------------------------- ----------------- ---------------------
Class C
--------------------------------- ----------------- ---------------------
Class R
--------------------------------- ----------------- ---------------------

Investment Company Act file number: 811-04547

[R-022 [--] IVES []/06]

CORE EQUITY                                  DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP

Prospectus                                       , 2006

                           DELAWARE LARGE CAP CORE FUND
                           INSTITUTIONAL CLASS

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR  PASSED  UPON  THE   ACCURACY  OF  THIS   PROSPECTUS,   AND  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund profile                                                     page
Delaware Large Cap Core Fund

How we manage the Fund                                           page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                             page
Investment manager
Portfolio managers
Who's who?

About your account                                               page
Investing in the Fund
How to buy shares
Fair valuation
Document delivery
How to redeem shares
Account minimum
Exchanges
Frequent trading of Fund shares
Dividends, distributions and taxes
Certain management considerations

Financial highlights                                             page

Glossary                                                         page

Additional information                                           page

Profile: Delaware Large Cap Core Fund

What is the Fund's goal?
Delaware Large Cap Core Fund seeks long-term capital appreciation.  Although the
Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests  primarily in common stocks of large companies that the manager believes  have a  combination  of attractive  valuations,  growth  prospects and strong cash flows. Under normal circumstances, the Fund will invest at least 80%
of its net assets in  securities  of  large-capitalization  companies  (the "80%
policy").  The Fund currently  defines  large-capitalization  companies as those that, at the time of investment, have market capitalizations within the range of market  capitalizations  of  companies  in the S&P 500  Index.  While the market capitalization of companies in the S&P 500 Index ranged from  approximately $580 million to $372 billion as of March 31, 2006,  the Fund will normally  invest in common stock of companies with market  capitalizations of at least $2 billion at the time of purchase.  The Fund's 80% policy can be changed without  shareholder approval. However,  shareholders would be given at least 60 days notice prior to any change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will  increase  and  decrease  according to changes in the value of the securities  in the Fund's  portfolio.  This Fund will be affected by declines in stock prices.  In addition,  the Fund may have large  investments  in particular industries at any given time (although  never more than 25% of its net assets at the time of purchase), a strategy that may increase volatility.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page [____].

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o    Investors  seeking  exposure to the capital  appreciation  opportunities of large companies.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short-term.

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

What are the Fund's fees and expenses?

-------------------------------------- ----------------------------------------- --------
You do not pay sales charges           Maximum sales charge (load)  imposed         none
directly fromyour investments when     on purchases as a percentage of
you buy or sell shares of the          offering price
Institutional Class.
                                       ----------------------------------------- --------
                                       Maximum  contingent  deferred sales          none
                                       charge (load) as a percentage of
                                       original purchase  price or
                                       redemption price, whichever is lower
                                       ----------------------------------------- --------
                                       Maximum sales charge (load) imposed          none
                                       on reinvested dividends
                                       ----------------------------------------- --------
                                       Redemption fees                              none
                                       ----------------------------------------- --------
                                       Exchange fees(1)                             none
-------------------------------------- ----------------------------------------- --------

-------------------------------------- ----------------------------------------- --------
Annual fund  operating  expenses       Management fees                             0.65%
are deducted from the Fund's assets.   ----------------------------------------- --------
                                       Distribution and service (12b-1) fees        none
                                       ----------------------------------------- --------
                                       Other expenses(2)                           1.20%
                                       ----------------------------------------- --------
                                       Total operating expenses                    1.85%(3)
-------------------------------------- ----------------------------------------- --------

-------------------------------------- ----------------------------------------- --------
This example is intended to help you   1 year                                           $
compare the cost of investing in the   ----------------------------------------- --------
Fund to the cost of investing in other 3 years                                          $
mutual funds with similar investment   ----------------------------------------- --------
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000
with an annual 5% return over the
time shown.(4)  This example reflects
the net operating expenses with
expense waivers for the one-year
contractual period and the total
operating expenses without expense
waivers for years two through 10.
This is an example only, and does not
represent future expenses, which may
be greater or less than those shown
here.
--------------------------------------

(1)  Exchanges are subject to the  requirements of each Delaware  Investments(R)
     Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2)  "Other expenses" are based on estimates for the current fiscal year.

(3)  The  investment  manager  has  voluntarily  agreed  to  waive  fees and pay expenses in order to limit the Total  Annual  Operating  Expenses to 0.95%.
     The  investment  manager may choose to  terminate or modify this waiver and expense  limitation at any time.  The fees and expenses  shown in the table above do not reflect this voluntary  expense cap. The following table shows operating expenses,  reflecting the investment manager's current fee waiver and payment:

      --------------------------------------------- -----------
      Management fees                               0.00%
      --------------------------------------------- -----------
      Distribution and service (12b-1) fees         none
      --------------------------------------------- -----------
      Other expenses                                0.95%
      --------------------------------------------- -----------
      Total operating expenses                      0.95%
      --------------------------------------------- -----------

(4)  The  Fund's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical  5% return we use here.  Also,  this example  assumes that the
     Fund's total operating  expenses remain unchanged in each of the periods we show and does not reflect the investment manager's voluntary waiver.

How we manage the Fund

Our investment strategies
We research  individual  companies and analyze  economic and market  conditions, seeking to identify  the  securities  or market  sectors that we believe are the best  investments for the Fund.  Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We  strive  to  identify  stocks  of  large  companies  that  we  believe  offer above-average  opportunities  for  long-term  price  appreciation  based  on (1)
attractive valuations, (2) growth prospects and (3) strong cash flow.

The Fund employs a bottom-up security selection utilizing  quantitative screens, fundamental  research and risk  control to evaluate  stocks based on both growth and value characteristics. We typically use a quantitative screen that ranks the attractiveness  of an investment  based on a combination of valuation  measures,
earnings  expectations,   cash  flow  and  balance  sheet  quality.  In  further
evaluating  the  attractiveness  of an investment,  we consider  factors such as business  conditions in the company's  industry and its competitive  position in that industry.  We conduct fundamental research on all investments,  which often includes reviewing SEC filings,  examining financial statements and meeting with top-level company executives. When constructing the portfolio, we apply controls
to  ensure  the   portfolio   has   acceptable   risk   characteristics.   These
characteristics include, but are not limited to, size, valuation,  growth, yield and earnings  consistency.  This risk profile is then  compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

Under normal  market  conditions,  at least 80% of the Fund's net assets will be invested in large-capitalization companies. While the Fund will generally invest primarily in common stock of companies with market  capitalizations  of at least
$2 billion at the time of  purchase,  the Fund may also from time to time invest in convertible  securities,  futures contracts and options on futures contracts, and warrants.

The Fund's investment objective is non-fundamental. This means that the Board of
Trustees may change the objective without obtaining shareholder approval. If the objective were changed,  we would notify  shareholders  before the change in the objective became effective.

The securities we typically invest in
Stocks  offer  investors  the  potential  for capital  appreciation  and may pay dividends as well.

------------------------------------------------------------------- ----------------------------------------------------------------
                            Securities                                                      How we use them
------------------------------------------------------------------- ----------------------------------------------------------------
Common stocks and warrants: Common stocks are securities that       Generally, we will invest at least 80% of the Fund's net assets
represent shares of ownership in a corporation. Shareholders        in equity securities.
participate in the corporation's profits and losses in proportion to the number of shares they own.  A warrant is a right to buy shares of common stock on stated terms.
------------------------------------------------------------------- ----------------------------------------------------------------
Convertible securities: Usually preferred stocks or corporate       The Fund may invest up to 20% of its net assets in convertible
bonds that can be exchanged for a set number of shares of common    securities.  The Fund invests in convertible bonds for their
stock at a predetermined price. These securities offer higher       equity characteristics without regard to their credit rating.
appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.
------------------------------------------------------------------- ----------------------------------------------------------------
Options and futures: Options represent a right to buy or sell a     At times when we anticipate adverse conditions, we may want to
security or a group of securities at an agreed upon price at a      protect gains on securities without actually selling them. We
future date. The purchaser of an option may or may not choose to    might buy or sell options or futures to neutralize the effect
go through with the transaction.  The seller of an option,          of any price declines, without buying or selling a security, or
however, must go through with the transaction if its purchaser      as a hedge against changes in interest rates.  We might also
exercises the option.                                               use options or futures to gain exposure to a particular market segment without purchasing individual securities in that
Futures contracts are agreements for the purchase or sale of a      segment or to earn additional income for the Fund.
security or a group of securities at a specified price, on a
specified date.  Unlike purchasing an option, a futures contract    Use of these strategies can increase the operating costs of the
must be executed unless it is sold before the settlement date.      Fund and can lead to loss of principal.

Options and futures are generally considered to be derivative securities.
------------------------------------------------------------------- ----------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are issued by a U.S.      We may invest without limitation in ADRs that are actively
bank and represent the bank's holdings of a stated number of        traded in the U.S. when the Fund's portfolio managers believe
shares of a foreign corporation.  An ADR entitles the holder to     they offer greater value and greater appreciation potential
all dividends and capital gains earned by the underlying foreign    than U.S. securities.
shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.
------------------------------------------------------------------- ----------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of              Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in        investment for the Fund's cash position. In order to enter into
which the seller agrees to buy the securities back within a         these repurchase agreements, the Fund must have collateral of
specified time at the same price the buyer paid for them, plus an   102% of the repurchase price. The Fund may not have more than
amount equal to an agreed upon interest rate.  Repurchase           10% of its net assets in repurchase agreements with maturities
agreements are often viewed as equivalent to cash.                  of over seven days. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S.
                                                                    government securities.
------------------------------------------------------------------- ----------------------------------------------------------------
Restricted securities: Privately placed securities whose resale     We may invest in privately placed securities including those
is restricted under U.S. securities laws.                           that are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A
                                                                    Securities."  Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid
                                                                    securities, which is described below.
------------------------------------------------------------------- ----------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market,    We may invest up to 15% of the Fund's net assets in illiquid
and cannot be easily sold within seven days at approximately the    securities.
price at which a fund has valued them.
------------------------------------------------------------------- ----------------------------------------------------------------

The Fund may also invest in other  securities,  including real estate investment trusts,  rights and warrants to purchase common stock, U.S. Treasury  securities and foreign securities. Please see the Statement of Additional Information (SAI)
for additional  information  on these  securities as well as those listed in the table above.

Lending  securities  The  Fund  may lend up to 25% of its  assets  to  qualified brokers,  dealers  and  institutional  investors  for  use in  their  securities transactions. These transactions may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money from banks as a temporary measure for  extraordinary  purposes  or to  facilitate  redemptions.  The Fund  will be required  to pay  interest to the lending  banks on the amounts  borrowed.  As a result,  borrowing  money  could  result  in the Fund  being  unable to meet its investment objective.

Temporary defensive positions In response to unfavorable market conditions,  the
Fund  may  make  temporary  investments  in  cash  or  cash  equivalents.  These investments may not be consistent with the Fund's investment  objective.  To the extent that the Fund holds such  instruments,  the Fund may be unable to achieve its investment objective.

Portfolio  turnover We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than  expected.  A turnover  rate of 100% would  occur if, for  example,  a fund bought and sold all of the  securities in its portfolio  once in the course of a year or frequently traded a single security.  A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund
Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the chief  risks you  assume  when  investing  in the Fund.  Please  see the SAI for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------- ----------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------- ----------------------------------------------------------------
Market risk is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on
in a certain market-- like the stock or bond market--  will         securities we believe can appreciate over an extended time
decline in value because of factors such as economic conditions,    frame regardless of interim market fluctuations. We do not try
future expectations or investor confidence.                         to predict overall market movements.  Although we may hold securities for any amount of time, we generally do not trade for short-term purposes.
------------------------------------------------------------------- ----------------------------------------------------------------
Industry and security risk:  Industry risk is the risk that the     We limit the amount of the Fund's assets invested in any one
value of securities in a particular industry will decline because   industry and in any individual security. We also follow a
of changing expectations for the performance of that industry.      rigorous selection process before choosing securities and
                                                                    continually monitor them while they remain in the portfolio.
Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.
------------------------------------------------------------------- ----------------------------------------------------------------
Foreign risk is the risk that foreign securities may be adversely   We limit investments in foreign securities, other than
affected by political instability, changes in currency exchange     investments made through ADRs, to 5% of the Fund's net assets.
rates, foreign economic conditions or inadequate regulatory and accounting standards.
------------------------------------------------------------------- ----------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be         We limit exposure to illiquid securities to no more than 15% of
readily sold within seven days at approximately the price that a    the Fund's net assets.
fund values them.
------------------------------------------------------------------- ----------------------------------------------------------------
Futures and options risk is the possibility that a fund may         We will buy and sell options and futures to protect gains in
experience a significant loss if it employs an options or futures   the portfolio without actually selling a security, to
strategy related to a security or a market index and that           neutralize the impact of interest rate changes or to earn
security or index moves in the opposite direction from what the     additional income.
portfolio manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.
------------------------------------------------------------------- ----------------------------------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

Investment manager
The Fund is  managed  by  Delaware  Management  Company,  a series  of  Delaware
Management  Business  Trust,  which is an indirect,  wholly owned  subsidiary of
Delaware Management Holdings,  Inc. Delaware Management Company makes investment decisions for the Fund,  manages the Fund's business  affairs and provides daily administrative  services.  For its  services to the Fund,  the manager is paid a management  fee of 0.65% on the first $500 million of average  daily net assets;
0.60% on the next $500 million; 0.55% on the next $1.5 billion; and 0.50% on the average daily net assets in excess of $2.5 billion.

Portfolio managers
Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla
have primary  responsibility for making day-to-day  investment decisions for the
Fund.

Francis X.  Morris,  Senior  Vice  President,  Chief  Investment  Officer - Core
Equity,  joined  Delaware  Investments  in  1997,  and is  currently  the  chief investment officer for Core Equity  investments.  Prior to joining the firm, Mr.
Morris  served as vice  president  and director of equity  research at PNC Asset
Management. He received a bachelor's degree from Providence College and holds an
MBA from Widener  University.  Mr. Morris is a past president of the CFA Society of  Philadelphia,  and is a member of the CFA  Institute.  In addition,  he is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams,  CFA, Vice  President,  Portfolio  Manager,  Senior Equity
Analyst,  who joined Delaware Investments in 1995, is a portfolio manager on the firm's Core Equity team. He also  performs  analysis and research to support the portfolio management  function.  From 1995 to 1998, he served as the firm's vice president,  strategic planning. Prior to joining Delaware Investments, Mr. Adams had  approximately 10 years of experience in the financial  services industry in the U.S. and U.K.,  including  Coopers & Lybrand,  The  Sumitomo  Bank,  Bank of
America and Lloyds Bank. Mr. Adams holds both bachelor's and master's degrees in history and economics from Oxford University,  England, and received an MBA with dual  concentrations in finance and  insurance/risk  management from The Wharton
School of the  University  of  Pennsylvania.  Mr.  Adams is a director  and past president of the CFA Society of Philadelphia.

Michael S.  Morris,  CFA,  Vice  President,  Portfolio  Manager,  Senior  Equity
Analyst,  who joined Delaware Investments in 1999, is a portfolio manager on the
Core  Equity  team.  He also  performs  analysis  and  research  to support  the portfolio management function.  Prior to joining the firm, he worked as a senior equity analyst at Newbold's Asset Management,  covering  financial  stocks.  Mr.
Morris  began his  investment  career in 1993 at Ohio  Casualty.  He earned  his bachelor's degree in finance from Indiana University,  and he is a member of the
Bank and Financial Analysts Association.

Donald G.  Padilla,  CFA,  Vice  President,  Portfolio  Manager,  Senior  Equity
Analyst, is a member of the portfolio  construction group within the Core Equity team. He also performs analysis and research to support the portfolio management function.  Mr.  Padilla  joined  Delaware  Investments  in 1994 as an  assistant controller in the firm's treasury  function,  responsible for managing corporate cash investments,  developing  financial models, and the financial operations of
the  Lincoln  Life  401(k)   annuities   segment.   Prior  to  joining  Delaware
Investments,  he held  positions  at The Vanguard  Group.  Mr.  Padilla  holds a bachelor's  degree in accounting from Lehigh  University,  and he is a member of the CFA Society of Philadelphia.

The SAI  for the  Fund  provides  additional  information  about  the  portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Who's who?
This  diagram  shows  the  various   organizations   involved   with   managing,
administering and servicing the Delaware Investments(R) Funds.

[GRAPHIC  OMITTED:  DIAGRAM  SHOWING THE  VARIOUS  ORGANIZATIONS  INVOLVED  WITH
MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                           Board of Trustees
  Investment manager                                                        Custodian
Delaware Management Company                                                 Mellon Bank, N.A.
2005 Market Street                                                          One Mellon Center
Philadelphia, PA 19103-7094                     The Fund                    Pittsburgh, PA  15258

                          Distributor                               Service agent
                          Delaware Distributors, L.P.               Delaware Service Company, Inc.
                          2005 Market Street                        2005 Market Street
                          Philadelphia, PA 19103-7094               Philadelphia, PA 19103-7094

                          Financial intermediary wholesaler
                          Lincoln Financial Distributors, Inc.
                          2001 Market Street
                          Philadelphia, PA 19103-7055
Portfolio managers
(see page ____ for details)
                                             Shareholders

Board of Trustees A mutual  fund is  governed  by a board of trustees  which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor  and others that perform  services for the fund. Generally,  at least 40% of the board of trustees must be independent of a fund's investment manager and distributor.  However,  the Fund relies on certain exemptive  rules  adopted by the SEC that  require  its Board of  Trustees to be comprised  of  a  majority  of  such  independent  Trustees.  These  independent
Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company  responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the manager performs.  Most management  contracts provide  for the manager to receive an annual fee based on a  percentage  of the fund's  average  daily net  assets.  The  manager is subject to  numerous  legal restrictions,  especially regarding transactions between itself and the funds it advises.

Portfolio  managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place  them with a  qualified  bank  custodian  who segregates fund securities from other bank assets.

Distributor  Most  mutual  funds  continuously  offer new  shares to the  public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

Financial  intermediary  wholesaler  Pursuant to a contractual  arrangement with
Delaware  Distributors,  L.P.,  Lincoln  Financial  Distributors,  Inc. (LFD) is
primarily   responsible   for  promoting   the  sale  of  fund  shares   through
broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund  companies  employ service  agents  (sometimes  called transfer  agents) to maintain  records of  shareholder  accounts,  calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax  information,  among other  functions.  Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o    retirement  plans  introduced  by persons not  associated  with  brokers or dealers that are primarily  engaged in the retail  securities  business and rollover Individual Retirement Accounts ("IRAs") from such plans;

o    tax-exempt  employee  benefit plans of the Fund's Manager or its affiliates
     and  of  securities   dealer  firms  with  a  selling  agreement  with  the
     Distributor;

o    institutional  advisory  accounts  (including  mutual funds) managed by the
     Fund's  Manager  or its  affiliates  and  clients  of  Delaware  Investment
     Advisers,  an affiliate of the Manager,  as well as  affiliates,  corporate sponsors,  subsidiaries,  related  employee benefit plans and rollover IRAs of, or from, such institutional advisory accounts;

o    a bank, trust company and similar financial  institution  investing for its own  account  or for the  account  of its  trust  customers  for  whom  the financial  institution  is exercising  investment  discretion in purchasing shares of the Class,  except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o    registered  investment advisors investing on behalf of clients that consist solely  of  institutions  and high  net-worth  individuals  having at least
     $1,000,000  entrusted  to  the  advisor  for  investment  purposes.  Use of
     Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o    certain plans qualified under Section 529 of the Internal Revenue Code (the
     "Code") for which the Fund's  Manager,  Distributor or service agent or one or  more  of  their  affiliates  provide  record  keeping,  administrative, investment management, marketing, distribution or similar services; and

o    programs sponsored by financial intermediaries that require the purchase of
     Institutional Class shares.

How to buy shares

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By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to  purchase,  to Delaware  Investments,  2005
Market  Street,  Philadelphia,  PA  19103-7094.  If you are  making  an  initial purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan application if you are opening a retirement account)
with your check.

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By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund and class of shares  in which  you want to  invest.  If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: EXCHANGE SYMBOL]

By exchange
You  may  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments(R) Funds for shares of other Delaware  Investments(R)  Funds. Please keep in mind,  however,  that you may not  exchange  your  shares for Class C or
Class R shares.  To open an  account  by  exchange,  call your  Client  Services
Representative at 800 510-4015.

[GRAPHIC OMITTED: SYMBOL OF A PERSON]

Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order.
If we or an  authorized  agent  receive  your order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time, you will pay that day's closing share price, which is based on the
Fund's  net asset  value  (NAV).  If your order is  received  after the close of regular  trading on the NYSE,  you will pay the next  business  day's  price.  A business day is any day that the NYSE is open for business  (Business  Day).  We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each class of the Fund is calculated by  subtracting  the  liabilities  of each class from its total assets and dividing the resulting  number by the number of shares outstanding for that class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed-income  securities  on  the  basis  of  valuations  provided  to  us by an independent pricing service that uses methods approved by the Board of Trustees.
We price any  fixed-income  securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use  methods  approved  by the  Board of  Trustees  that are  designed  to price securities at their fair market value.

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S.  futures  markets)  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities primarily traded in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates  under the policies and  procedures  approved by the Board as described above.

Document delivery
If you have an  account  in the same  Delaware  Investments(R)  Fund as  another person or entity at your  address,  we are  sending  you one copy of the  Fund's prospectus,  annual  and  semiannual  reports  to that  address  unless  you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will  continue to send one copy of each of these  documents to that address until you notify us that you wish individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 510-4015.  We will begin sending you individual copies of these documents
30 days after receiving your request.

How to redeem shares

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By mail
You may redeem your  shares  (sell them back to the Fund) by mail by writing to:
Delaware  Investments,  2005 Market Street,  Philadelphia,  PA  19103-7094.  All
owners of the account must sign the request,  and for  redemptions  of more than
$100,000,  you must include a signature  guarantee for each owner.  You can also fax your written request to 267 256-8990. Signature guarantees are also required when  redemption  proceeds  are going to an address  other  than the  address of record on the account.

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By telephone
You may redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds sent directly to your bank by wire. Bank  information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: SYMBOL OF A JAGGED LINE]

By wire
You may redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next Business Day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: SYMBOL OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed request to redeem or exchange shares, and we or an  authorized  agent  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV as next  determined  after we receive your  request.  If we receive your request after the close of regular  trading on the NYSE,  you will  receive the NAV next determined  on the next  Business Day. You may have to pay taxes on the proceeds from your sale of shares.  We will send you a check,  normally the next Business
Day,  but no later than seven  days after we receive  your  request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem  shares and your account  balance  falls below $250,  the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You may  generally  exchange all or part of your shares for shares,  of the same class in another Delaware  Investments(R) Fund. If you exchange shares to a fund that has a sales charge,  you will pay any applicable  sales charges on your new shares.  You do not pay sales  charges on shares that you  acquired  through the reinvestment of dividends.  You may have to pay taxes on your exchange. When you exchange  shares,  you are  purchasing  shares in another fund, so you should be sure to get a copy of the fund's  prospectus and read it carefully before buying shares  through an  exchange.  You may not  exchange  your shares for Class C or
Class R shares of  another  Delaware  Investments(R)  Fund.  We may  refuse  the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be rejected.  The Fund's  Board of Trustees has adopted  policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its  shareholders,  such as market  timing.  The Fund will consider anyone who  follows a pattern of market  timing in any  Delaware  Investments(R)
Fund or the Optimum Fund Trust to be a market timer and may consider  anyone who has followed a similar pattern of market timing at an  unaffiliated  fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" - that is,  purchases  into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without  prior  notice,  any  purchase  order or exchange  order for any reason, including any purchase  order or exchange  order  accepted by any  shareholder's financial  intermediary or in any omnibus-type  account.  Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next  business day  following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred   sales   charge  or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves judgments that are inherently subjective,  we seek to apply this policy uniformly  in  all  cases  and to  make  judgments  and  applications  that  are consistent  with the  interests of the Fund's  shareholders.  While we will take actions designed to detect and prevent market timing,  there can be no assurance that such trading activity will be completely  eliminated.  Moreover, the Fund's market  timing  policy  does not  require the Fund to take action in response to frequent trading activity.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely  affect the Fund's  performance if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the closing of the foreign  market and the fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded,  traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed-income securities,  such as  high-yield  bonds,  asset-backed  securities  or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect  excessive  or  short-term  trading in Fund  shares.  This  monitoring process  involves several factors,  which include  scrutinizing  transactions in fund shares for  violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures,  the Fund may consider trading  activity by multiple  accounts under common ownership, control or influence to be trading by a single entity. Trading activity  identified  by these  factors,  or as a result of any other  available information,  will  be  evaluated  to  determine  whether  such  activity  might constitute market timing.  These procedures may be modified from time to time to improve the  detection of excessive or  short-term  trading or to address  other concerns.  Such changes may be necessary or  appropriate,  for example,  to deal with issues specific to certain  retirement  plans,  plan exchange limits,  U.S.
Department of Labor regulations,  certain automated or pre-established exchange,
asset  allocation  or  dollar  cost  averaging  programs,   or  omnibus  account
arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  broker/dealers  and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual  participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the  participant  level  and  at  the  omnibus  level,  up to  and  including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders  seeking to engage in market timing may employ a variety of strategies to avoid detection and,  despite the efforts of the Fund and its agents to detect  market timing in
Fund shares,  there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect  market  timing  attributable  to a  particular  investor  who effects  purchase,  redemption  and/or exchange  activity in Fund shares through omnibus  accounts.  The  difficulty  of detecting  market  timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends,  distributions  and taxes Dividends and  Distributions.  The Fund has elected to be treated as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code. As such,  the Fund  generally pays no federal income tax on the income and gains it  distributes  to you. The Fund expects to declare and distribute  all of its net investment  income,  if any, to  shareholders  as dividends  annually.  The Fund will also  distribute net capital gains,  if any, annually.  The amount of any  distribution  will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain  distribution.  We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you  received  the  previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your  statement,  the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to  shareholders.  However,  when necessary,  the Fund will send you a corrected
Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend."  If you invest in the Fund shortly  before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

A sale or  redemption  of Fund  shares is a taxable  event and,  accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer  identification number  and  certain  required  certifications,  you may be  subject  to  backup withholding on any  distributions of income,  capital gains or proceeds from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do
so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund  distributions  and gains  from the sale or  exchange  of your Fund  shares generally  are  subject  to state and local  taxes.  Non-U.S.  investors  may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.

This  discussion  of  "Dividends,  distributions  and taxes" is not  intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal,  state, local or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those offered by the Delaware  Investments(R) Funds, as well as similar investment vehicles, such as 529 Plans.  A "529 Plan" is a college  savings  program that  operates  under
Section  529 of the  Internal  Revenue  Code.  From  time to time,  the Fund may experience  large  investments or redemptions due to allocations or rebalancings by  these  funds  of  funds  and/or  similar  investment  vehicles.  While it is impossible to predict the overall impact of these  transactions over time, there could be adverse effects on portfolio  management.  For example, the Fund may be required to sell  securities or invest cash at times when it would not otherwise do so.  These  transactions  could  also  have  tax  consequences  if  sales  of securities  result  in gains,  and  could  also  increase  transaction  costs or portfolio turnover.  The Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse  effects on both the Fund and the funds of funds as a result of these transactions.

Manager of managers structure
The Fund may implement a "manager of managers"  structure  that would permit the
Manager to appoint and replace sub-advisors, enter into sub-advisory agreements, and  amend and  terminate  sub-advisory  agreements  with  respect  to the Fund, subject to Board  approval but without  shareholder  approval  (the  "Manager of
Managers  Structure").  While the Manager does not  currently  expect to use the
Manager of Managers  Structure with respect to the Fund, the Manager may, in the future,  recommend  to the  Fund's  Board the  establishment  of the  Manager of
Managers  Structure by  recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's  portfolio  if it  believes  that doing so would be likely to enhance the Fund's  performance  by  introducing  a different investment style or focus.

The ability to implement the Manager of Managers  Structure  with respect to the
Fund is  contingent  upon  the  receipt  of an  exemptive  order  from  the U.S.
Securities and Exchange  Commission (the "SEC") or the adoption of a rule by the
SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers  Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's  application for an exemptive order or adopt such a rule.

The Manager of Managers  Structure would enable the Fund to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment  management fees paid by the Fund
to  be  increased   without   shareholder   approval  or  change  the  Manager's
responsibilities  to the Fund,  including the Manager's  responsibility  for all advisory services furnished by a sub-advisor.

Financial highlights

Because the Fund is new, it has no financial history.

Glossary

How to use this glossary
This glossary  includes  definitions of investment terms, many of which are used throughout  the  Prospectus.  If you  would  like  to  know  the  meaning  of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized  cost is a method used to value a  fixed-income  security  that starts with the face value of the security  and then adds or subtracts  from that value depending  on whether the  purchase  price was greater or less than the value of the  security  at  maturity.  The  amount  greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the  individual  bonds and other  debt  securities  held in a portfolio will mature.

Bond
A debt security,  like an IOU,  issued by a company,  municipality or government agency.  In return for  lending  money to the  issuer,  a bond  buyer  generally receives fixed periodic  interest payments and repayment of the loan amount on a specified  maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates.  Generally,  when interest rates rise,  bond prices fall,  and when interest  rates fall,  bond prices rise.  See
Fixed-income securities.

Bond ratings
Independent  evaluations  of  creditworthiness,  ranging from  Aaa/AAA  (highest quality) to D (lowest  quality).  Bonds rated  Baa/BBB or better are  considered investment  grade.  Bonds rated Ba/BB or lower are commonly known as junk bonds.
See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund  shareholders of profits  (realized gains) from the sale of a fund's  portfolio  securities.  Usually  paid  once a year;  may be  either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement  of U.S.  inflation;  represents  the price of a basket of  commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment,  used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading  investments  among a number of  different  securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund  shareholders of dividends  passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income  investment's  price volatility.  The larger the number,  the  greater  the likely  price  change for a given  change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices,  staff,  equipment and expenses related to maintaining the fund's portfolio of securities and  distributing  its shares.  They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker,  accountant,  planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities,  the money you originally invest is paid back at a
pre-specified  maturity  date.  These  securities,   which  include  government,
corporate or municipal bonds, as well as money market securities,  typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities  issued  by  the  U.S.  government  or  its  agencies.  They  include
Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The  increase in the cost of goods and  services  over time.  U.S.  inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective,  such as long-term capital growth or high current income,  that a mutual fund pursues.

Management fee
The  amount  paid by a mutual  fund to the  investment  manager  for  management services,  expressed as an annual  percentage  of the fund' s average  daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share  of  common  stock by the  number  of  shares  held by  shareholders.  A corporation  with one million shares  outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying  loan principal to bondholders.

NASD
The National  Association of Securities Dealers,  Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal  short-term issues,  rating the probability that the issuer of the debt will meet the scheduled  interest  payments and repay the principal. Ratings are published by such companies as Moody's Investors Service,
Inc. (Moody's), Standard & Poor's, a division of the McGraw-Hill Companies, Inc.
(S&P), and Fitch, Inc. (Fitch).

Net assets
The total value of all the assets in a fund's portfolio, less any liabilities.

Net asset value (NAV)
The daily  dollar  value of one mutual fund share.  Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio (P/E)
A measure of a stock's value  calculated by dividing the current market price of a share of stock by its annual  earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.

Principal
Amount  of money you  invest  (also  called  capital).  Also  refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The  official  offering  document  that  describes  a  mutual  fund,  containing information  required  by the  SEC,  such as  investment  objectives,  policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally  defined as variability of value;  also credit risk,  inflation  risk, currency and interest rate risk.  Different  investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)
Federal  agency  established  by Congress to administer  the laws  governing the securities industry, including mutual funds.

Share classes
Different  classifications of shares.  Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification  by a bank,  brokerage firm or other financial  institution that a customer's  signature is valid.  Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's  volatility;  for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A  document  that  provides  more  information  about  a  fund's   organization,
management, investments, policies and risks.

Stock
An investment  that  represents a share of ownership  (equity) in a corporation.
Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement,  expressed as a percentage,  based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes.
Investments  that  generally go up or down in value in relatively  small amounts are considered "low  volatility"  investments,  whereas those  investments  that generally  go up or down in value in  relatively  large  amounts are  considered
"high volatility" investments.

Additional  information  is  available in the current  Statement  of  Additional
Information  (SAI), which we have filed  electronically  with the Securities and
Exchange  Commission (SEC) and which is legally a part of this Prospectus (it is incorporated  by  reference).  If you want a free copy of the SAI or if you have any questions  about  investing in the Fund,  you can write to us at 2005 Market
Street, Philadelphia,  PA 19103-7094, or call toll-free 800 523-1918. The Fund's
SAI is also  available,  free of charge,  through the Fund's  internet  Web site
(www.delawareinvestments.com).  You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other  information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov).  You can also get copies of this information, after payment of a duplicating  fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing  to the Public  Reference  Section  of the SEC,  Washington,  D.C.
20549-0102.  Information about the Fund,  including its SAI, can be reviewed and copied  at the SEC's  Public  Reference  Room in  Washington,  D.C.  You can get
information on the Public Reference Room by calling the SEC at 202 551-8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 510-4015

Delaphone Service
800 362-FUND (800 362-3863)

For convenient access to account information or current performance  information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this
Touch-Tone(R)service.

---------------------------------------------- ----------------- --------------
DELAWARE FUND SYMBOLS
---------------------------------------------- ----------------- --------------
Delaware Large Cap Core Fund                        CUSIP           NASDAQ
---------------------------------------------- ----------------- --------------
Institutional Class
---------------------------------------------- ----------------- --------------

Investment Company Act file number: 811-04547

[PR-047 [--] IVES []/06]

                       STATEMENT OF ADDITIONAL INFORMATION
                              ______________, 2006

                            VOYAGEUR MUTUAL FUNDS III
                          Delaware Large Cap Core Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

       For more information about Institutional Class Shares: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of
         Class A Shares, Class C Shares and Class R Shares: 800 523-1918

               Dealer Services (Broker/Dealers Only): 800 362-7500

     This  Statement of Additional  Information  ("Part B") describes  shares of
Delaware Large Cap Core Fund (the "Fund"),  which is a series of Voyageur Mutual
Funds III (the "Trust").  The Fund offers Class A, C and R Shares (collectively, the "Fund Classes") and Institutional  Class Shares.  All references to "shares"
in this Part B refer to all classes of shares of the Fund,  except  where noted.
The  Fund's  investment  manager is  Delaware  Management  Company,  a series of
Delaware Management Business Trust (the "Manager").

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses for the Fund, each dated ____________, 2006, as they may be amended from time to time. This Part B should be read in conjunction with the applicable
Prospectus.  This Part B is not  itself a  prospectus  but is, in its  entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by writing or calling your  investment  dealer or by contacting the Fund's national distributor,  Delaware  Distributors,  L.P.  (the  "Distributor"),  at the above address or by calling the above phone numbers.

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                    Page                                      Page
----------------------------------- ------ ---------------------------------- ------
Cover Page                                 Purchasing Shares
----------------------------------- ------ ---------------------------------- ------
Organization and Classification            Investment Plans
----------------------------------- ------ ---------------------------------- ------
Investment Objectives, Restrictions        Determining Offering Price
  and Policies                               and Net Asset Value
----------------------------------- ------ ---------------------------------- ------
Investment Strategies and Risks            Redemption and Exchange
----------------------------------- ------ ---------------------------------- ------
Disclosure of Portfolio Holdings           Distributions and Taxes
----------------------------------- ------ ---------------------------------- ------
Management of the Trust                    Performance Information
----------------------------------- ------ ---------------------------------- ------
Investment Manager and Other               Appendix A - Description of
  Service Providers                          Ratings
----------------------------------- ------ ---------------------------------- ------
Portfolio Managers                         Appendix B -- Stock Index Futures
                                             Contracts and Related Options
----------------------------------- ------ ---------------------------------- ------
Trading Practices and Brokerage
----------------------------------- ------ ---------------------------------- ------
Capital Structure
----------------------------------- ------ ---------------------------------- ------

                         ORGANIZATION AND CLASSIFICATION

Organization
     The  Trust  was  organized  as  a  Pennsylvania  business  trust  in  1981, reorganized  as a Maryland  corporation  in 1990 and  further  reorganized  as a
Delaware  business  trust on December  15,  1999.  It is an open-end  management investment company.  The Fund's portfolio of assets is diversified as defined by the 1940 Act.

Classification
     The  Trust  is  an  open-end  management  investment  company.  The  Fund's portfolio of assets is "diversified" as defined by the Investment Company Act of
1940, as amended ("1940 Act").

                      INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions
     Fundamental  Restrictions  - Mutual  Funds III has  adopted  the  following restrictions  for the Fund  which  cannot be  changed  without  approval  by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders  of the  lesser of a) 67% or more of the  voting  securities  present in person  or by  proxy  at a  meeting,  if the  holders  of more  than  50% of the outstanding  voting  securities are present or represented by proxy;  or b) more than  50% of the  outstanding  voting  securities.  The  percentage  limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund may not:
     1.      Make  investments  that will result in the  concentration  (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act")), any
rule or order thereunder,  or U.S.  Securities and Exchange  Commission  ("SEC")
staff  interpretation  thereof) of its  investments in the securities of issuers primarily engaged in the same industry,  provided that this restriction does not limit the Fund from  investing in  obligations  issued or guaranteed by the U.S.
government,  its agencies or  instrumentalities,  or in tax-exempt securities or certificates of deposits.

     2.      Borrow  money or issue senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.      Underwrite the  securities of other issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

     4.      Purchase  or sell  real  estate,  unless  acquired  as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  investing  in issuers  which  invest,  deal or otherwise  engage in  transactions  in real  estate  or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

     5.      Purchase or sell physical commodities,  unless acquired as a result of  ownership  of  securities  or  other  instruments  and  provided  that  this restriction  does not prevent the Fund from engaging in  transactions  involving futures  contracts  and options  thereon or  investing  in  securities  that are secured by physical commodities.

     6.      Make loans,  provided  that this  restriction  does not prevent the
Fund from purchasing  debt  obligations,  entering into  repurchase  agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     Non-Fundamental  Restriction - In addition to the fundamental  policies and investment  restrictions  described  above,  and the various general  investment policies  described  in the  Prospectuses,  the  Fund  will  be  subject  to the following investment restrictions,  which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

     The Fund may not  invest  more  than 15% of its  assets,  collectively,  in illiquid investments and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.

     For purposes of the Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same  industry.  In applying the Fund's policy on  concentration:
(i) utility companies will be divided according to their services,  for example, gas, gas transmission, electric and telephone will each be considered a separate industry;  (ii) financial service companies will be classified  according to the end users of their services,  for example,  automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

     Any  investment   restriction  which  involves  a  maximum   percentage  of
securities  or assets shall not be  considered  to be violated  unless an excess over the  applicable  percentage  occurs  immediately  after an  acquisition  of securities or utilization of assets and such excess results therefrom.

Diversification
     The Fund intends to operate as a diversified management investment company, as defined in the 1940 Act,  which  means that at least 75% of its total  assets must be  represented  by cash  and  cash  items  (including  receivables),  U.S.
government  securities,  securities  of other  investment  companies,  and other securities  for the purposes of this  calculation  limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding  voting  securities of such issuer.

                         INVESTMENT STRATEGIES AND RISKS

     Supplemental  information  is  set  out  below  concerning  certain  of the securities and other  instruments  in which the Fund may invest,  the investment techniques and strategies that the Fund may utilize,  and certain risks involved with those investments, techniques and strategies.

Convertible Securities
     Convertible  securities  entitle  the  holder to receive  interest  paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible securities mature or are redeemed,  converted or exchanged. Prior to conversion, convertible securities have characteristics  similar to ordinary debt securities in that they normally  provide a stable stream of income with  generally  higher yields than those of common  stock of the same or similar  issuers.  Convertible securities rank senior to common stock in a corporation's  capital structure and therefore  generally  entail  less risk  than the  corporation's  common  stock, although the extent to which such risk is reduced  depends in large measure upon the  degree  to which  the  convertible  security  sells  above  its  value as a fixed-income security.

     The value of convertible securities is a function of their investment value
(determined  by yield in  comparison  with the  yields  of other  securities  of comparable  maturity and quality that do not have a  conversion  privilege)  and their  conversion  value (their worth,  at market value,  if converted  into the underlying  common  stock).  The investment  value of convertible  securities is influenced by changes in interest  rates,  with  investment  value  declining as interest rates  increase and  increasing as interest  rates decline,  and by the credit  standing  of the  issuer  and other  factors.  The  conversion  value of convertible  securities  is  determined  by the market  price of the  underlying common stock. If the conversion  value is low relative to the investment  value, the  price  of the  convertible  securities  is  governed  principally  by their investment  value. To the extent the market price of the underlying common stock approaches  or  exceeds  the  conversion  price,  the  price of the  convertible securities  will be  increasingly  influenced  by  their  conversion  value.  In addition,  convertible  securities  generally  sell  at  a  premium  over  their conversion  value determined by the extent to which investors place value on the right  to  acquire  the  underlying  common  stock  while  holding  fixed-income securities.

     Capital  appreciation  for the Fund may result from an  improvement  in the credit  standing of an issuer  whose  securities  are held in the Fund or from a general  lowering of interest  rates,  or a combination of both.  Conversely,  a reduction in the credit  standing of an issuer whose  securities are held by the
Fund or a  general  increase  in  interest  rates may be  expected  to result in capital depreciation to the Fund.

     In general,  investments in non-investment grade convertible securities are subject  to a  significant  risk of a change in the credit  rating or  financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than  investments of higher rated fixed-income  securities.  Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated  securities,  which react more to  fluctuations in the general level of interest rates.  The Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the  economy  and  financial  markets.  However,  while  diversification reduces the effect on the Fund of any single investment,  it does not reduce the overall risk of investing in lower rated securities.

Debt Securities
     In pursuing its investment objective,  the Fund may invest up to 10% of its total assets in debt securities of corporate and governmental issuers. The risks inherent  in debt  securities  depend  primarily  on the term and quality of the obligations in the Fund's portfolio as well as on market  conditions.  A decline in the prevailing levels of interest rates generally increases the value of debt securities,  while an  increase  in rates  usually  reduces  the  value of those securities.

     Investments in debt securities by the Fund are limited to those that are at the time of investment within the four highest grades (generally  referred to as an investment  grade)  assigned by a nationally  recognized  statistical  rating organization or, if unrated,  are deemed to be of comparable quality by Delaware
Management  Company  (the  "Manager").  If a  change  in  credit  quality  after acquisition by the Fund causes a security to no longer be investment  grade, the
Fund will dispose of the security,  if necessary,  to keep its holdings to 5% or less of the Fund's net assets.  See Credit Quality below.  Debt securities rated
Baa by Moody's Investors Service,  Inc.  ("Moody's") or BBB by Standard & Poor's
("S&P"), although considered investment grade, have speculative  characteristics and  changes in  economic  circumstances  are more  likely to lead to a weakened capacity to make  principal  and interest  payments than is the case with higher grade bonds.

     When  the  Fund's  Manager  determines  that  adverse  market  or  economic conditions exist and considers a temporary  defensive  position  advisable,  the
Fund may invest without  limitation in high-quality  fixed income  securities or hold assets in cash or cash equivalents.

     Credit Quality. Any bond in which the Fund invests will be rated investment grade. As has been the industry  practice,  this determination of credit quality is made at the time the Fund acquires the bond. However,  because it is possible that  subsequent  downgrades  could  occur,  if a bond held by the Fund is later downgraded,  the Manager,  under the supervision of the Board of Trustees,  will consider  whether it is in the best interest of the Fund's  shareholders to hold or to dispose of the bond.  Among the  criteria  that may be  considered  by the
Manager  and the Board are the  probability  that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation  of the bond has  already  been  reflected  in the  Fund's net asset value,  and the  total  percentage,  if any,  of  bonds  currently  rated  below investment  grade held by the Fund. In no event,  however,  will the Fund invest more than 5% of its net assets in bonds rated lower than investment grade.

     Non-investment  grade  securities  have  moderate  to  poor  protection  of principal  and interest  payments  and have  speculative  characteristics.  They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than  investment-grade debt securities.  Because the market for lower-rated  securities  may be thinner and less  active  than for  higher-rated securities,  there may be market  price  volatility  for  these  securities  and limited  liquidity in the resale market.  Market prices for these securities may decline  significantly  in  periods  of general  economic  difficulty  or rising interest rates.

Depositary Receipts
     The Fund may  invest  in  sponsored  and  unsponsored  American  Depositary
Receipts,   European   Depositary   Receipts,   or  Global  Depositary  Receipts
("Depositary Receipts").  Depositary Receipts are receipts typically issued by a bank or trust company which evidence  ownership of underlying  securities issued by a foreign corporation.  "Sponsored" Depositary Receipts are issued jointly by the  issuer of the  underlying  security  and a  depository,  and  "unsponsored"
Depositary  Receipts are issued without the  participation  of the issuer of the deposited  security.  Holders of unsponsored  Depositary Receipts generally bear all the costs of such facilities,  and the depository of an unsponsored facility frequently  is under no  obligation  to  distribute  shareholder  communications received  from the issuer of the  deposited  security or to pass through  voting rights to the holders of such receipts in respect of the  deposited  securities.
Therefore,  there may not be a correlation  between  information  concerning the issuer  of the  security  and the  market  value  of an  unsponsored  Depositary
Receipt.  Investments  in  Depositary  Receipts  involve  risks similar to those accompanying direct investments in foreign securities.

Derivative Investment Techniques and Strategies
     The Fund may  purchase  put and call  options  and engage in the writing of covered  call  options and secured  put  options,  and employ a variety of other derivative  investment  techniques.  Specifically,  the Fund may  engage  in the purchase  and sale of  options,  stock index  future  contracts,  interest  rate futures  contracts,  and options on such  futures,  all as described  more fully below.  Such investment  policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

     The Fund may use options or futures to gain exposure to a particular market segment  without  purchasing  individual  securities  in that segment or to earn additional income for the Fund.

     The Fund will not engage in such options or futures  transactions unless it receives any  necessary  regulatory  approvals  permitting  it to engage in such transactions.

     Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio.  In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its  portfolio  investments  through  writing
(that is,  selling)  "covered" put and call options.  A put option  provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying  security at a specified price at any time during or at the end of the option period. In contrast,  a call option gives the purchaser the right to buy the underlying  security  covered by the option from the writer of the option at the stated exercise  price. A covered call option  contemplates that, for so long as the Fund is obligated as the writer of the option,  it will own (1) the  underlying  securities  subject  to the  option  or (2)  securities convertible into, or exchangeable  without the payment of any consideration for, the securities subject to the option. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is  obligated  as the writer of a put  option,  it deposits  and  maintains  with its  custodian  cash,  U.S.
government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     The Fund may purchase  options on securities  that are listed on securities exchanges  or that are traded  over-the-counter.  As the holder of a put option, the Fund has the right to sell the  securities  underlying the option and as the holder of a call  option,  the Fund has the  right to  purchase  the  securities underlying the option,  in each case at the option's  exercise price at any time prior to, or on, the options  expiration  date.  The Fund may choose to exercise the  options it holds,  permit them to expire or  terminate  them prior to their expiration  by entering  into  closing  sale  transactions.  In entering  into a closing  sale  transaction,  the Fund would sell an option of the same series as the one it has purchased.

     The Fund  receives a premium when it writes call options,  which  increases the Fund's  return on the  underlying  security in the event the option  expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity  to profit from an increase  in the market  value of the  underlying security  above  the  exercise  price of the  option  for as long as the  Fund's obligation as writer of the option  continues.  The Fund receives a premium when it writes put  options,  which  increases  the Fund's  return on the  underlying security  in the event the  option  expires  unexercised  or is closed  out at a profit.  By writing a put,  the Fund  limits its  opportunity  to profit from an increase in the market value of the underlying security above the exercise price of the  option  for as long as the  Fund's  obligation  as writer of the  option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged  positions than it would have received from its underlying securities if unhedged.

     In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the  underlying  security,  whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security.  If an option purchased is not sold or exercised when it has remaining value,  or if the market price of the  underlying  security  remains equal to or greater than the exercise  price,  in the case of a put, or remains  equal to or below the exercise price, in the case of a call,  during the life of the option, the Fund will lose its  investment in the option.  For the purchase of an option to be  profitable,  the market  price of the  underlying  security  must decline sufficiently  below the exercise  price, in the case of a put, and must increase sufficiently  above  the  exercise  price,  in the case of a call,  to cover the premium and  transaction  costs.  Because  option  premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.  The leverage offered by trading in options  could cause the Fund's net asset value to be subject to more frequent  and  wider  fluctuations  than  would  be the case if the Fund did not invest in options.

     Over-the-Counter  ("OTC") Options.  The Fund may purchase OTC options.  OTC options  differ  from  exchange-traded  options  in several  respects.  They are transacted directly with dealers and not with a clearing corporation,  and there is a risk of  non-performance  by the  dealer.  However,  the premium is paid in advance by the  dealer.  OTC  options  are  available  for a greater  variety of securities and foreign currencies,  and in a wider range of expiration dates and exercise  prices  than  exchange-traded  options.  Since  there is no  exchange, pricing is normally done by reference to information from a market maker,  which information  is carefully  monitored or caused to be monitored by the investment manager and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it  voluntarily only by entering into a closing transaction.  In the case of OTC options,  there can be no assurance that a continuous liquid secondary market will exist for any particular  option at any specific time.  Consequently,  the Fund may be able to realize the value of an OTC option it has  purchased  only by  exercising  it or entering  into a closing  sale  transaction  with the  dealer  that  issued  it.
Similarly,  when the Fund writes an OTC option,  it generally can close out that option  prior  to its  expiration  only  by  entering  into a  closing  purchase transaction  with the  dealer  to which it  originally  wrote the  option.  If a covered call option writer cannot effect a closing  transaction,  it cannot sell the  underlying  security or foreign  currency  until the option  expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an  underlying  security  even  though  it  might  otherwise  be advantageous to do so.  Likewise,  the writer of a covered OTC put option may be unable to sell the  securities  pledged to secure  the put for other  investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it  difficult to terminate  its position on a timely basis in the absence of a secondary market.

     The Fund may  purchase and write  over-the-counter  put and call options in negotiated transactions.  The staff of the SEC has previously taken the position that the value of  purchased  OTC  options  and the assets  used as "cover"  for written OTC options are illiquid  securities and, as such, are to be included in the  calculation of the Fund's 15% limitation on illiquid  securities.  However, the staff has eased its position somewhat in certain limited circumstances.  The
Fund will attempt to enter into  contracts  with  certain  dealers with which it writes  OTC  options.  Each such  contract  will  provide  that the Fund has the absolute  right to repurchase  the options it writes at any time at a repurchase price  which  represents  the fair market  value,  as  determined  in good faith through  negotiation  between the  parties,  but which in no event will exceed a price determined  pursuant to a formula contained in the contract.  Although the specific  details of such  formula may vary among  contracts,  the formula  will generally  be based  upon a multiple  of the  premium  received  by the Fund for writing the option,  plus the amount,  if any, of the option's  intrinsic value.
The formula will also include a factor to account for the difference between the price of the security and the strike price of the option.  If such a contract is entered  into,  the Fund will count as illiquid  only the initial  formula price minus the options intrinsic value.

     The Fund will enter into such contracts  only with primary U.S.  government securities dealers recognized by the Federal Reserve Bank of New York. Moreover,
such primary  dealers will be subject to the same  standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

     Securities  Index  Options.  In  seeking  to hedge all or a portion  of its investment,  the Fund may purchase and write put and call options on  securities indexes listed on securities exchanges, which indexes include securities held in the Fund's portfolio.

     A securities  index  measures the movement of a certain  group of stocks or debt securities by assigning  relative values to the securities  included in the index.  Options  on  securities  indexes  are  generally  similar  to options on specific securities. Unlike options on specific securities,  however, options on securities  indexes do not involve the delivery of an underlying  security;  the option in the case of an option on a stock index represents the holders right to obtain  from the  writer  in cash a fixed  multiple  of the  amount by which the exercise  price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

     When the Fund writes an option on a securities  index,  it will establish a segregated account with its custodian, or a designated  sub-custodian,  in which the Fund will deposit  cash,  U.S.  government  securities  or other liquid high grade debt obligations in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Securities  index  options are subject to position and exercise  limits and other regulations  imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase  transaction,  which is accomplished by purchasing an option of the same  series as the option  previously  written.  The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends  on the  existence  of a  liquid  secondary  market.  Although  the Fund generally  purchases  or  writes  securities  index  options  only  if a  liquid secondary  market for the options  purchased or sold  appears to exist,  no such secondary  market  may exist,  or the  market may cease to exist at some  future date,  for some  options.  No  assurance  can be given  that a closing  purchase transaction  can  be  effected  when  the  Fund  desires  to  engage  in  such a transaction.

     Risks Relating to Purchase and Sale of Options on Stock  Indexes.  Purchase
and sale of options on stock  indexes by the Fund are  subject to certain  risks that are not present with options on securities.  Because the  effectiveness  of purchasing or writing stock index  options as a hedging  technique  depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether  the Fund will  realize a gain or loss on the  purchase or writing of an option on an index  depends  upon  movements in the level of stock prices in the stock market  generally  or, in the case of certain  indexes,  in an industry or market  segment,  rather  than  movements  in the price of a  particular  stock.
Accordingly, successful use by the Fund of options on indexes will be subject to the ability of the Manager to correctly  predict  movements in the  direction of the stock market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual stocks.
In the event the Fund's advisor is  unsuccessful  in predicting the movements of an  index,  the  Fund  could  be in a worse  position  than  had no  hedge  been attempted.

     Index prices may be distorted if trading of certain stocks  included in the index is  interrupted.  Trading  in index  options  also may be  interrupted  in certain circumstances, such as if trading were halted in a substantial number of stocks  included in the index.  If this occurred,  the Fund would not be able to close out options  which it had  purchased  or written and, if  restrictions  on exercise  were  imposed,  might be unable to exercise an option it holds,  which could result in substantial losses to the Fund.  However,  it will be the Fund's policy to purchase or write  options only on indexes  which include a sufficient number  of  stocks  so that the  likelihood  of a  trading  halt in the index is minimized.

     Short Sales Against the Box. The Fund may sell  securities  "short  against the box."  Whereas a short sale is the sale of a security the Fund does not own, a short  sale is  "against  the box" if at all  times  during  which  the  short position is open,  the Fund owns at least an equal amount of the  securities  or securities  convertible into, or exchangeable without further consideration for, securities of the same issue as the securities  sold short.  Short sales against the box are typically used by  sophisticated  investors to defer  recognition of capital gains or losses.

     Futures Contracts and Options on Futures  Contracts.  The Fund may purchase and sell stock index futures  contracts.  The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against  fluctuations in the value of its portfolio  without  actually  buying or selling  securities.  The futures contracts in which the Fund may invest have been  developed by and are traded on national  commodity  exchanges.  Stock index futures contracts may be based upon broad-based  stock  indexes such as the Russell 3000 Growth Index and Standard &
Poor's 500 Index ("S&P 500 Index") or upon narrow-based  stock indexes.  A buyer entering into a stock index futures  contract will, on a specified  future date, pay or receive a final cash payment equal to the  difference  between the actual value of the stock  index on the last day of the  contract  and the value of the stock index  established  by the  contract.  The Fund may assume both "long" and
"short"  positions with respect to futures  contracts.  A long position involves entering into a futures  contract to buy a commodity,  whereas a short  position involves entering into a futures contract to sell a commodity.

     The  purpose  of trading  futures  contracts  is to  protect  the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities.  Because the value of the Fund's  investment  securities will exceed the value of the futures  contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate,  but not totally offset, the  decline  in the value of the Fund's  assets.  No  consideration  is paid or received by the Fund upon  trading a futures  contract.  Upon  trading a futures contract,  the Fund will be required to deposit in a segregated account with its custodian, or designated sub-custodian, an amount of cash, short-term Government
Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount).  This amount is known as "initial margin" and is in the nature of a  performance  bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual  obligations  have been  satisfied;  the broker  will have access to amounts  in the  margin  account  if the  Fund  fails  to meet  its  contractual obligations.  Subsequent payments,  known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures  contract  fluctuates,  making the long and short  positions  in the futures contract more or less valuable, a process known as  "marking-to-market."
At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     Each short  position in a futures or options  contract  entered into by the
Fund is secured by the Fund's ownership of underlying securities.  The Fund does not use leverage when it enters into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated  sub-custodian, with respect to each of its long  positions,  cash or money  market  instruments having a value equal to the underlying commodity value of the contract.

     The Fund may trade stock index  futures  contracts to the extent  permitted under  rules  and  interpretations  adopted  by the  Commodity  Futures  Trading
Commission (the "CFTC").  U.S. futures contracts have been designed by exchanges that  have been  designated  as  "contract  markets"  by the  CFTC,  and must be executed  through a futures  commission  merchant,  or brokerage firm, that is a member of the relevant  contract market.  Futures contracts trade on a number of contract  markets,  and,  through  their  clearing  corporations,  the exchanges guarantee  performance  of the contracts as between the clearing  members of the exchange.

     The Fund intends to comply with CFTC  regulations and avoid "commodity pool operator"  status.  These  regulations  require  that the Fund use  futures  and options  positions  (a) for "bona  fide  hedging  purposes"  (as  defined in the regulations) or (b) for other purposes so long as aggregate  initial margins and premiums  required in connection with non-hedging  positions do not exceed 5% of the  liquidation  value  of  the  Fund's  portfolio.  The  Fund  may  engage  in transactions in futures contracts or options thereon to enhance its income,  but intends to meet the 5% test for its non-hedging positions.

     Risks  of  Transactions  in  Futures   Contracts  and  Options  on  Futures
Contracts.  Holding Risks in Futures Contracts  Transactions.  There are several risks in using stock index  futures  contracts as hedging  devices.  First,  all participants  in the futures  market are subject to initial margin and variation margin  requirements.  Rather than making additional  variation margin payments, investors may close the contracts through  offsetting  transactions  which could distort the normal  relationship  between the index or security  and the futures market.  Second,  the margin  requirements  in the futures market are lower than margin requirements in the securities market, and as a result the futures market may  attract  more  speculators  than  does  the  securities  market.  Increased participation  by  speculators  in the futures  market may also cause  temporary price  distortions.  Because of possible price  distortion in the futures market and because of  imperfect  correlation  between  movements  in stock  indexes or securities  and  movements  in the prices of futures  contracts,  even a correct forecast  of  general  market  trends  may not  result in a  successful  hedging transaction over a very short period.

     Another risk arises because of imperfect  correlation  between movements in the value of the futures  contracts  and  movements  in the value of  securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect  correlation  increases  as the  composition  of the Fund's  portfolio diverges  from the  securities  included in the  applicable  stock index.  It is possible  that the Fund might sell stock index  futures  contracts  to hedge its portfolio  against a decline in the market,  only to have the market advance and the value of securities held in the Fund's portfolio decline.  If this occurred, the Fund would lose money on the contracts and also  experience a decline in the value of its portfolio securities.  While this could occur, the Manager believes that over time the value of the Fund's  portfolios will tend to move in the same direction  as the market  indexes and will  attempt to reduce this risk,  to the extent possible,  by entering into futures  contracts on indexes whose movements the Manager  believes will have a significant  correlation with movements in the value of the portfolio securities sought to be hedged.

     Successful  use of futures  contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the market.  If the Fund has hedged  against the  possibility of a decline in the value of the stocks held in its  portfolio or an increase in interest  rates adversely  affecting the value of fixed-income  securities held in its portfolio and stock prices  increase or interest  rates decrease  instead,  the Fund would lose part or all of the benefit of the increased  value of its security which it has hedged because it will have offsetting losses in its futures  positions.  In addition, in such situations,  if the Fund has insufficient cash, it may have to sell  securities  to meet daily  variation  margin  requirements.  Such sales of securities may, but will not  necessarily,  be at increased prices which reflect the  rising  market or  decline  in  interest  rates.  The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts.  The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge  position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made,  additional  cash as required is paid by or to the Fund,  and the
Fund realizes a loss or a gain.

     Positions in futures  contracts  may be closed only on an exchange or board of trade providing a secondary market for such futures  contracts.  Although the
Fund  intends to enter into  futures  contracts  only on  exchanges or boards of trade  where  there  appears  to be an  active  secondary  market,  there  is no assurance that a liquid secondary market will exist for any particular  contract at any particular time.

     In addition,  most domestic futures exchanges and boards of trade limit the amount of  fluctuation  permitted  in futures  contract  prices  during a single trading day. The daily limit  establishes the maximum amount that the price of a futures  contract may vary either up or down from the previous day's  settlement price at the end of a trading session.  Once the daily limit has been reached in a  particular  contract,  no trades may be made that day at a price  beyond that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential  losses because the limit may prevent the liquidation of unfavorable  positions.  It is possible that futures contract prices could move to the daily limit for several  consecutive  trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting  some futures  traders to substantial  losses.  In such event, it will not be  possible to close a futures  position  and, in the event of adverse price  movements,  the Fund would be  required  to make daily cash  payments  of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements  in the  futures  contract  and thus  provide an offset to losses on a futures contract.

     Risks and Special  Considerations of Options on Futures Contracts.  The use
of options on interest  rate and stock index  futures  contracts  also  involves additional  risk.  Compared to the  purchase or sale of futures  contracts,  the purchase of call or put options on futures  contracts  involves  less  potential risk to the Fund because the maximum  amount at risk is the premium paid for the options  (plus  transactions  costs).  The writing of a call option on a futures contract  generates a premium which may partially  offset a decline in the value of the Fund's  portfolio  assets.  By writing a call  option,  the Fund  becomes obligated  to sell a futures  contract,  which may have a value  higher than the exercise price.  Conversely,  the writing of a put option on a futures  contract generates  a  premium,  but the Fund  becomes  obligated  to  purchase a futures contract,  which may have a value lower than the exercise price.  Thus, the loss incurred  by the Fund in writing  options on  futures  contracts  may exceed the amount of the premium received.

     The effective use of options  strategies is dependent,  among other things, on the Fund's ability to terminate  options positions at a time when the Manager deems it  desirable  to do so.  Although  the Fund  will  enter  into an  option position only if the Manager  believes that a liquid secondary market exists for such option,  there is no assurance that the Fund will be able to effect closing transactions  at any  particular  time or at an  acceptable  price.  The  Fund's transactions  involving  options on futures  contracts will be conducted only on recognized exchanges.

     The Fund's  purchase  or sale of put or call  options on futures  contracts will be based upon predictions as to anticipated interest rates or market trends by the Manager which could prove to be inaccurate.  Even if the  expectations of the Manager  are  correct,  there may be an  imperfect  correlation  between the change in the value of the options and of the Fund's portfolio securities.

     Investments in futures  contracts and related  options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund's ability to make such  investments,  therefore,  may result in an increase in the
Fund's  portfolio  activity and thereby may result in the payment of  additional transaction costs.

     The  Internal  Revenue  Code of 1986  (the  "Code")  requires  the  Fund to diversify  its  investment  holdings.  The  Internal  Revenue  Service  position
regarding   the  treatment  of  futures   contracts  and  related   options  for
diversification  purposes  is not  clear,  and the  extent to which the Fund may engage in these  transactions may be limited by this requirement.  The Code also provides that, with respect to certain futures contracts and options held by the
Fund at the end of its taxable year,  unrealized  gain or loss on such contracts may have to be  recognized  for tax purposes  under a special  system within the
Code. The actual gain or loss recognized by the Fund in an eventual  disposition of such  contract,  however,  will be adjusted by the amount of the gain or loss recognized  earlier under the Codes system.  See  Accounting  and Tax Issues and
Distributions  and Taxes. For more information on stock index futures  contracts and related options, see Appendix B.

Equity Securities
     Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.  Investments in equity  securities in general are subject to market risks that may cause their prices to fluctuate  over time. The value of convertible  equity securities is also affected by prevailing  interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity  securities  in which the Fund  invests  will  cause the net asset value of the Fund to fluctuate

Foreign Securities
     The Fund may invest an  unlimited  amount in  Depositary  Receipts  and may invest up to 5% of its  assets  in  foreign  securities  other  than  Depositary
Receipts.  There are  substantial  and different  risks involved in investing in foreign  securities.  An investor  should  consider these risks  carefully.  For example,  there is generally less publicly  available  information about foreign companies than is available  about companies in the U.S.  Foreign  companies are not subject to uniform audit and financial  reporting  standards,  practices and requirements comparable to those in the U.S.

     Foreign  securities  involve  currency  risks.  The U.S.  dollar value of a foreign  security  tends to decrease  when the value of the dollar rises against the foreign  currency in which the security is denominated and tends to increase when the value of the  dollar  falls  against  such  currency.  Fluctuations  in exchange  rates may also affect the earning power and asset value of the foreign entity issuing the security.  Dividend and interest  payments may be returned to the country of origin,  based on the exchange rate at the time of  disbursement, and restrictions on capital flows may be imposed.  Losses and other expenses may be  incurred  in  converting  between  various  currencies  in  connection  with purchases and sales of foreign securities.

     Foreign  stock markets are generally not as developed or efficient as those in the U.S. In most foreign  markets  volume and  liquidity are less than in the
U.S.  and, at times,  volatility  of price can be greater  than that in the U.S.
Fixed  commissions  on foreign stock  exchanges  are  generally  higher than the negotiated  commissions on U.S.  exchanges.  There is generally less  government supervision  and  regulation of foreign stock  exchanges,  brokers and companies than in the U.S.

     There is also the  possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments  which could  adversely  affect  investments,  assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially  impair its operations as described, although this could change at any time.

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to shareholders.

Government Securities
     Securities  issued or guaranteed by the U.S.  government or its agencies or instrumentalities ("Government Securities") in which the Fund may invest include debt obligations of varying  maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the
Federal Housing Administration, Farmers Home Administration,  Export-Import Bank
of  the  United  States,  Small  Business  Administration,  Government  National
Mortgage  Association,   General  Services  Administration,   Central  Bank  for
Cooperatives,  Federal Farm Credit Banks,  Federal Home Loan Banks, Federal Home
Loan Mortgage  Corporation,  Federal  Intermediate  Credit  Banks,  Federal Land
Banks, Federal National Mortgage Association, Maritime Administration, Tennessee
Valley  Authority,  District of Columbia  Armory Board,  Student Loan  Marketing
Association and Resolution Trust  Corporation.  Direct obligations of the United
States  Treasury  include a variety of securities  that differ in their interest rates,  maturities  and dates of issuance.  Because the U.S.  government  is not obligated by law to provide support to an instrumentality that it sponsors,  the
Fund invests in obligations issued by an instrumentality of the U.S.  government only if the Manager determines that the  instrumentality's  credit risk does not make its securities unsuitable for investment by the Fund.

Indexed Securities
     Indexed securities  include  commercial paper,  certificates of deposit and other fixed-income  securities whose values at maturity or coupon interest rates are  determined by reference to the return of a particular  stock index or group of stocks.  Indexed  securities can be affected by changes in interest rates and the  creditworthiness of their issuers as well as stock prices and may not track market returns as accurately as direct investments in common stocks.

Investment Company Securities
     Any  investments  that the Fund  makes in  either  closed-end  or  open-end investment  companies  will be  limited  by the 1940 Act,  and would  involve an indirect payment of a portion of the expenses,  including advisory fees, of such other investment companies.  Under the 1940 Act's current limitations,  the Fund may not (1) own more than 3% of the voting stock of another investment  company;
(2)  invest  more than 5% of the  Fund's  total  assets in the shares of any one investment  company;  nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in  other  investment  companies  to  closed-end  investment  companies,  the 3%
limitation  described  above is increased to 10%. These  percentage  limitations also apply to the Fund's investments in unregistered investment companies.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified brokers,  dealers or institutional  investors for their use relating to short sales or other security transactions.

     It is the  understanding  of the Manager  that the staff of the SEC permits portfolio lending by registered  investment  companies if certain conditions are met.  These  conditions  are as  follows:  1) each  transaction  must  have 100%
collateral  in the form of  cash,  short-term  U.S.  government  securities,  or irrevocable  letters of credit payable by banks  acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase,  the borrower must furnish additional collateral to the Fund; 3) the Fund must  terminate the loan after notice,  at any time; 4)
the Fund  must  receive  reasonable  interest  on any loan,  and any  dividends, interest or other distributions on the lent securities,  and any increase in the market value of such securities;  5) the Fund may pay reasonable  custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower;  however,  if the trustees of Mutual Funds III know that a material event will occur affecting a loan, they must either  terminate the loan in order to vote or enter into an alternative  arrangement  with the borrower to enable the trustees to vote the proxy.

     The major risk to which the Fund would be exposed on a loan  transaction is the risk  that a  borrower  would go  bankrupt  at a time  when the value of the security  goes up.  Therefore,  the Fund will only enter into loan  arrangements after a review of all pertinent  facts by the Manager,  under the supervision of the Board of Trustees,  including the  creditworthiness of the borrowing broker, dealer or  institution  and then only if the  consideration  to be received from such loans would  justify the risk.  Creditworthiness  will be  monitored  on an ongoing basis by the Manager.

Repurchase Agreements
     The Fund may invest in repurchase  agreements.  Repurchase  agreements  are instruments  under which  securities  are  purchased  from a bank or  securities dealer with an agreement by the seller to  repurchase  the  securities.  Under a repurchase  agreement,  the purchaser acquires ownership of the security but the seller agrees,  at the time of sale, to repurchase it at a mutually  agreed-upon time and price.  The Fund will take custody of the collateral  under  repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller  secured by the securities  transferred.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated  to the  coupon  rate  or  maturity  of the  purchase  security.  Such transactions afford an opportunity for the Fund to invest temporarily  available cash.  The Fund's risk is limited to the  seller's  ability to buy the  security back at the  agreed-upon  sum at the  agreed-upon  time,  since  the  repurchase agreement  is  secured  by the  underlying  obligation.  Should  such an  issuer
default,   the  investment   managers   believe  that,   barring   extraordinary
circumstances,  the Fund will be entitled to sell the  underlying  securities or otherwise  receive  adequate  protection  for its  interest in such  securities,
although   there  could  be  a  delay  in  recovery.   The  Fund  considers  the
creditworthiness  of the  bank  or  dealer  from  whom it  purchases  repurchase agreements.  The Fund will monitor such transactions to assure that the value of the underlying  securities subject to repurchase agreements is at least equal to the  repurchase  price.  The  underlying  securities  will be  limited  to those described above.

     Not  more  than  15% of the  Fund's  assets  may be  invested  in  illiquid securities,  of which no more than 10% may be invested in repurchase  agreements of over seven days' maturity.  The Fund will limit its investments in repurchase agreements to those which the Manager under  guidelines of the Board of Trustees determines to present  minimal  credit risks and which are of high  quality.  In addition,  the Fund  must have  collateral  of at least  102% of the  repurchase
price,   including  the  portion   representing  the  Fund's  yield  under  such
agreements, which is monitored on a daily basis.

     The funds in the  Delaware  Investments  family have  obtained an exemption from the  joint-transaction  prohibitions  of  Section  17(d) of the 1940 Act to allow certain funds  jointly to invest cash  balances.  The Fund may invest cash balances in a joint  repurchase  agreement in  accordance  with the terms of the
Order and subject generally to the conditions described above.

Restricted and Illiquid Securities
     The Fund may  invest up to 15% of its  assets in  illiquid  securities.  In addition, the Fund may invest in privately placed and other securities that have not been registered  under the 1933 Act ("restricted  securities").  Most of the privately placed securities  acquired by the Fund will be eligible for resale by the Fund  without  registration  pursuant to Rule 144A ("Rule 144A  Securities")
under the 1933 Act.  While  maintaining  oversight,  the Board of  Trustees  has delegated  to  the  Manager  the  day-to-day  function  of  determining  whether individual  Rule 144A  Securities  are  liquid  for  purposes  of the Fund's 15%
limitation on investments in illiquid  securities.  The Board has instructed the
Manager to consider the following factors in determining the liquidity of a Rule
144A Security:  (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential  purchasers;  (iii) whether at least two dealers are making a market in the  security;  and (iv) the nature of the  security  and the nature of the  marketplace  trades  (e.g.,  the time  needed to  dispose  of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of the Fund's  illiquidity  to the  extent  that  qualified  institutional
buyers  become,  for  a  period  of  time,   uninterested  in  purchasing  these
securities.  If the  Manager  determines  that a Rule  144A  Security  which was previously  determined  to be liquid is no longer  liquid and, as a result,  the
Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such  securities,  the Manager will  determine  what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Temporary Investments
     The Fund's  reserves  may be invested in domestic  short-term  money market
instruments   including,   but  not  limited  to,  U.S.  government  and  agency
obligations,  certificates  of deposit,  bankers'  acceptances,  time  deposits,
commercial   paper,   short-term   corporate  debt   securities  and  repurchase
agreements. During temporary defensive periods as determined by the Manager, the
Fund may hold up to 100% of its total assets in  short-term  obligations  of the types described above.

Warrants
     The Fund may purchase  warrants and similar  rights,  which are  privileges issued by  corporations  enabling  the  owners to  subscribe  to and  purchase a specified  number of shares of the  corporation  at a specified  price  during a specified  period of time.  The purchase of warrants  involves the risk that the
Fund could lose the  purchase  value of a warrant if the right to  subscribe  to additional shares is not exercised prior to the warrant's expiration.  Also, the purchase of warrants  involves  the risk that the  effective  price paid for the warrant added to the  subscription  price of the related security may exceed the value  of the  subscribed  security's  market  price  such as when  there  is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
     The Fund may  purchase  securities  on a  when-issued  or delayed  delivery basis. In such transactions, instruments are purchased with payment and delivery taking  place in the  future  in order to  secure  what is  considered  to be an advantageous  yield or price at the  time of the  transaction.  Delivery  of and payment for these  securities may take as long as a month or more after the date of the  purchase  commitment.  The Fund will  designate  cash or  securities  in amounts  sufficient  to cover its  obligations,  and will  value the  designated assets  daily.  The  payment  obligation  and the  interest  rates  that will be received are each fixed at the time the Fund enters into the  commitment  and no interest  accrues to the Fund until  settlement.  Thus,  it is possible that the market  value  at the  time of  settlement  could be  higher  or lower  than the purchase price if the general level of interest rates has changed.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Trust has adopted a policy  generally  prohibiting  the  disclosure  of portfolio  holdings  information to any person until after thirty  calendar days have passed.  The Trust posts a list of the Fund's portfolio  holdings  monthly, with a 30 day lag,  on the  Fund's  Web  site,  www.delawareinvestments.com.  In addition,  on a 10 day lag, the Trust also makes  available a month-end  summary listing of the number of the Fund's  securities,  country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.  This information  is available  publicly to any and all  shareholders  free of charge once posted on the Web site by calling 1-800-523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute  the Fund's  shares,  are  generally  treated  similarly  and are not provided  with  the  Fund's  portfolio  holdings  in  advance  of when  they are generally available to the public.

     Third-party  service  providers  and  affiliated  persons  of the  Fund are provided  with the Fund's  portfolio  holdings  only to the extent  necessary to perform services under  agreements  relating to the Fund. In accordance with the policy,  third-party service providers who receive non-public portfolio holdings information  on an  ongoing  basis are:  the  Manager's  affiliates,  the Fund's independent registered public accounting firm, the Fund's custodian,  the Fund's legal counsel,  the Fund's financial printer and the Fund's proxy voting service
(Institutional  Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party  rating and  ranking  organizations  and  consultants  who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive  portfolio  holdings  information  more quickly than the 30 day lag. The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the  information  or trading  on the  information  (either in Fund  shares or in shares of the Fund's  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither  the Fund,  the  Manager  nor any  affiliate  receive  any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Fund's Chief Compliance Officer prior to such use.

     The Trust's Board of Trustees will be notified of any substantial change to the foregoing  procedures.  The Board of Trustees also receives an annual report from the Trust's Chief Compliance Officer which,  among other things,  addresses the operation of the Trust's  procedures  relating to its policy  concerning the disclosure of portfolio holdings information.

                             MANAGEMENT OF THE TRUST

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware  Investments Funds. The Trust's Trustees and principal  officers are noted below along with their ages and their business experience  for the past five years.  The Trustees  serve for  indefinite  terms until their resignation, death or removal.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                  Fund Complex
                                                                                                  Overseen by
                                                                                                   Trustee/      Other Directorships
Name, Address and           Position(s) Held   Length of Time   Principal Occupation(s) During     Director       Held by Trustee/
Birthdate                    with the Trust        Served                Past 5 Years             or Officer     Director or Officer
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Jude T. Driscoll(2)            Chairman,         5 Years -       Mr. Driscoll has served in           87                None
2005 Market Street         President, Chief      Executive      various executive capacities
Philadelphia, PA 19103         Executive          Officer      at different times at Delaware
                              Officer and                              Investments(1)
March 10, 1963                  Trustee          2 Years -
                                                  Trustee
-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Independent Trustees
-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Thomas L. Bennett               Trustee         Since March          Private Investor -               87                None
2005 Market Street                               23, 2005          (March 2004 - Present)
Philadelphia, PA 19103
                                                                    Investment Manager -
October 4, 1947                                                     Morgan Stanley & Co.
                                                                 (January 1984 - March 2004)

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
John A. Fry                     Trustee           4 Years                President -                  87             Director -
2005 Market Street                                               Franklin & Marshall College                      Community Health
Philadelphia, PA 19103                                              (June 2002 - Present)                             Systems

May 28, 1960                                                     Executive Vice President -                      Director - Allied
                                                                 University of Pennsylvania                       Burton Security
                                                                  (April 1995 - June 2002)                            Holdings

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Anthony D. Knerr                Trustee          12 Years        Founder/Managing Director -          87                None
2005 Market Street                                               Anthony Knerr & Associates
Philadelphia, PA 19103                                             (Strategic Consulting)
                                                                      (1990 - Present)
December 7, 1938

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Lucinda S. Landreth             Trustee         Since March      Chief Investment Officer -           87                None
2005 Market Street                               23, 2005              Assurant, Inc.
Philadelphia, PA 19103                                                   (Insurance)
                                                                        (2002 - 2004)
June 24, 1947
-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Ann R. Leven                    Trustee          16 Years      Consultant -- National Gallery         87         Director and Audit
2005 Market Street                                                         of Art                                    Committee
Philadelphia, PA 19103                                                  (1994 - 1999)                              Chairperson -
                                                                                                                    Andy Warhol
November 1, 1940                                                                                                     Foundation

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                   Systemax Inc.

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Thomas F. Madison               Trustee          11 Years         President/Chief Executive           87             Director -
2005 Market Street                                              Officer - MLM Partners, Inc.                       Banner Health
Philadelphia, PA 19103                                           (Small Business Investing &
                                                                         Consulting)                                 Director -
February 25, 1936                                                 (January 1993 - Present)                      Center Point Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                Valmont Industries,
                                                                                                                        Inc.

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Janet L. Yeomans                Trustee           6 Years              Vice President                 87                None
2005 Market Street                                                (January 2003 - Present)
Philadelphia, PA 19103                                                  and Treasurer
                                                                  (January 2006 - Present)
July 31, 1948
                                                                Ms. Yeomans has held various
                                                                 management positions at 3M
                                                                   Corporation since 1983.

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
J. Richard Zecher               Trustee         Since March               Founder -                   87         Director and Audit
2005 Market Street                               23, 2005            Investor Analytics                          Committee Member -
Philadelphia, PA 19103                                                (Risk Management)                          Investor Analytics
                                                                    (May 1999 - Present)
July 3, 1940                                                                                                     Director and Audit
                                                                                                                 Committee Member -
                                                                                                                   Oxigene, Inc.

                                                                                                                     Director -
                                                                                                                    Sutton Asset
                                                                                                                     Management
-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                  Fund Complex
                                                                                                   Overseen by
                                                                                                    Trustee/      Other Directorship
Name, Address and           Position(s) Held   Length of Time   Principal Occupation(s) During      Director       Held by Trustee/
Birthdate                    with the Trust        Served                Past 5 Years              or Officer    Director or Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers
-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
Michael P. Bishof             Senior Vice          Chief          Mr. Bishof has served in            87              None(3)
2005 Market Street           President and       Financial      various executive capacities
Philadelphia, PA 19103      Chief Financial    Officer since   at different times at Delaware
                                Officer        February 17,              Investments
August 18, 1962                                    2005

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
David F. Connor             Vice President/   Vice President    Mr. Connor has served as Vice         87              None(3)
2005 Market Street          Deputy General         since        President and Deputy General
Philadelphia, PA 19103     Counsel/Secretary   September 21,         Counsel at Delaware
                                                 2000 and          Investments since 2000
December 2, 1963                                 Secretary
                                               since October
                                                 25, 2005

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
David P. O'Connor             Senior Vice       Senior Vice      Mr. O'Connor has served in           87              None(3)
2005 Market Street         President/General    President,       various executive and legal
Philadelphia, PA 19103       Counsel/Chief        General       capacities at different times
                             Legal Officer      Counsel and        at Delaware Investments
February 21, 1966                               Chief Legal
                                               Officer since
                                                October 25,
                                                   2005
-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------
John J. O'Connor              Senior Vice        Treasurer       Mr. O'Connor has served in           87              None(3)
2005 Market Street           President and    since February    various executive capacities
Philadelphia, PA 19103         Treasurer         17, 2005      at different times at Delaware
                                                                         Investments
June 16, 1957

-------------------------- ------------------ ---------------- -------------------------------- --------------- --------------------

--------------------------------------------------------------------------------------------------------------------------------------

(1)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and  its  subsidiaries,  including  the  Trust's  Manager, principal underwriter and transfer agent.

(2)  Mr. Driscoll is considered to be an "Interested  Trustee"  because he is an executive officer of the Trust's Manager and principal underwriter.

(3)  Messrs.  Bishof,  Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios  of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer agent as the Trust.  Mr.  John J.  O'Connor  also serves in a similar  capacity  for
     Lincoln Variable  Insurance  Products Trust,  which has the same investment manager as the Trust.

-----------------------------------------------------------------------------------------------------------------------------------------

         The following is additional information regarding investment professionals affiliated with the Fund.

------------------------------- ------------------------------- ----------------------- --------------------------------------------
Name, Address and Birthdate     Position(s) Held with the Fund  Length of Time Served   Principal Occupation(s) During Past 5 Years
------------------------------- ------------------------------- ----------------------- --------------------------------------------
Christopher S. Adams               Vice President/Portfolio        Since inception       Mr. Adams has served in various executive
2005 Market Street              Manager/ Senior Equity Analyst                           capacities at different times at Delaware
Philadelphia, PA 19103                                                                                  Investments.

April 24, 1962

------------------------------- ------------------------------- ----------------------- --------------------------------------------
Francis X. Morris                   Director - Fundamental         Since inception       Mr. Morris has served in various executive
2005 Market Street                Research/ Senior Portfolio                             capacities at different times at Delaware
Philadelphia, PA 19103                     Manager                                                      Investments.

March 28, 1961

------------------------------- ------------------------------- ----------------------- --------------------------------------------
Michael S. Morris                  Vice President/Portfolio        Since inception       Mr. Morris has served in various executive
2005 Market Street              Manager/ Senior Equity Analyst                           capacities at different times at Delaware
Philadelphia, PA 19103                                                                                  Investments.

September 5, 1968

------------------------------- ------------------------------- ----------------------- --------------------------------------------
Donald G. Padilla                  Vice President/Portfolio        Since inception      Mr. Padilla has served in various executive
2005 Market Street                Manager/ Equity Analyst II                             capacities at different times at Delaware
Philadelphia, PA 19103                                                                                  Investments.

August 8, 1964

------------------------------- ------------------------------- ----------------------- --------------------------------------------

     The  following  table  shows  each  Trustee's  ownership  of  shares of all
Delaware Investments Funds as of December 31, 2005, unless otherwise noted.

----------------------- --------------------------------------------------------
                            Aggregate Dollar Range of Equity Securities in All
                          Registered Investment Companies Overseen by Trustee in
 Name                                 Family of Investment Companies
----------------------- --------------------------------------------------------
Jude T. Driscoll                               Over $100,000
----------------------- --------------------------------------------------------
Thomas L. Bennett                                  None
----------------------- --------------------------------------------------------
John A. Fry(1)                                 Over $100,000
----------------------- --------------------------------------------------------
Anthony D. Knerr                             $10,001 - $50,000
----------------------- --------------------------------------------------------
Lucinda S. Landreth                           $10,001-$50,000
----------------------- --------------------------------------------------------
Ann R. Leven                                   Over $100,000
----------------------- --------------------------------------------------------
Thomas F. Madison                            $10,001 - $50,000
----------------------- --------------------------------------------------------
Janet L. Yeomans                            $50,001 - $100,000
----------------------- --------------------------------------------------------
J. Richard Zecher                             $10,001-$50,000
----------------------- --------------------------------------------------------

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments  Funds for which he or she serves as a Trustee or  Director  for the fiscal  year ended  April 30,  2006 and an  estimate  of annual  benefits  to be
received  upon  retirement   under  the  Delaware  Group   Retirement  Plan  for
Trustees/Director  as of December 31,  2005.  Only the Trustees of the Trust who
are not  "interested  persons"  as  defined  by the 1940  Act (the  "Independent
Trustees") receive compensation from the Fund.

-------------------- ---------------- ------------------- ------------------- ----------------
                                                                                    Total
                                                                                Compensation
                                           Pension or                             from the
                                           Retirement                             Investment
                        Aggregate       Benefits Accrued   Estimated Annual      Companies in
                       Compensation     as Part of Fund     Benefits Upon         Delaware
 Trustee(1)           from the Trust        Expenses          Retirement       Investments(2)
-------------------- ---------------- ------------------- ------------------- ----------------
Thomas L. Bennett         $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
John A. Fry(3)            $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
Anthony D. Knerr          $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
Lucinda S. Landreth       $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
Ann R. Leven              $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
Thomas F. Madison         $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
Janet L. Yeomans          $[ ]               None             [$80,000]             $[ ]
-------------------- ---------------- ------------------- ------------------- ----------------
J. Richard Zecher         $[ ]               None             [$80,000]             $[ ]
----------------------------------------------------------------------------------------------

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment  company in the Delaware  Investments  family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement.  If an eligible  Trustee/Director  retired as of April
     30,  2006,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in  the  Delaware  Investments  family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments family as of that date.

(2)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment  companies in the Delaware  Investments  family, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members of the Nominating  Committee  receive  additional  compensation  of
     $1,700 for each meeting.  In addition,  the  chairpersons  of the Audit and
     Nominating  Committees  each  receive an annual  retainer of  $15,000.  The
     Lead/Coordinating   Trustee/Director  of  the  Delaware  Investments  Funds
     receives an additional retainer of $35,000.

(3)  In addition to this  compensation,  for the 12-month  period ended on April
     30,  2006,  Mr. Fry received $[ ] in  professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held [four] meetings during the Trust's last fiscal year.

     Nominating and Corporate  Governance  Committee:  This committee recommends
Board  members,  fills  vacancies  and  considers  the  qualifications  of Board members.  The  committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.  The committee will consider shareholder  recommendations for  nomination  to the  Board of  Trustees  only in the event  that  there is a vacancy  on the  Board.  Shareholders  who wish to  submit  recommendations  for nominations to the Board to fill a vacancy must submit their  recommendations in writing to the  Nominating  and  Corporate  Governance  Committee,  c/o Delaware
Investments  Funds at 2005  Market  Street,  Philadelphia,  Pennsylvania  19103.
Shareholders  should  include  appropriate  information  on the  background  and qualifications  of any  person  recommended  (e.g.,  a  resume),  as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on file  for  consideration  when  there is a  vacancy  on the  Board.  The committee  consists of the following  four  Independent  Trustees:  John A. Fry,
Chairman;  Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).
The committee held [five] meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held
[five] meetings during the Trust's last fiscal year.

Code of Ethics
     The Trust, the Manager, the Distributor and Lincoln Financial Distributors,
Inc. (the Fund's financial intermediary wholesaler) have adopted Codes of Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act,  which govern  personal  securities  transactions.  Under the Codes of Ethics,  persons
subject  to  the  Codes  are   permitted   to  engage  in  personal   securities
transactions,  including  securities  that may be purchased or held by the Fund, subject  to the  requirements  set  forth in Rule  17j-1  under the 1940 Act and certain other  procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting
     The Fund has  formally  delegated  to the  Manager the  responsibility  for making all proxy voting  decisions in relation to portfolio  securities  held by the Fund.  If and when  proxies  need to be voted on  behalf  of the  Fund,  the
Manager  will vote  such  proxies  pursuant  to its Proxy  Voting  Policies  and
Procedures  (the  "Procedures").  The Manager  has  established  a Proxy  Voting
Committee (the  "Committee")  which is responsible  for overseeing the Manager's proxy  voting  process  for the Fund.  One of the main  responsibilities  of the
Committee is to review and approve the  Procedures to ensure that the Procedures are  designed to allow the Manager to vote proxies in a manner  consistent  with the goal of voting in the best interests of the Fund.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and vote proxies  generally in accordance  with the Procedures.  The Committee is responsible for overseeing  ISS's proxy voting activities.  If a proxy has been voted for the Fund, ISS will create a record of the vote. Information,  if any, regarding how the Fund voted proxies relating to portfolio  securities  during the most recent 12-month period ended June 30 will
be   available   without   charge:   (i)   through   the   Fund's  Web  site  at
www.delawareinvestments.com; and (ii) on the SEC's Web site at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines (the  "Guidelines"),  and the Manager will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Fund.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Fund.  Some  examples  of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from the company's operations and products.

     Because the Trust has  delegated  proxy voting to the Manager,  the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore  does not have  procedures  regarding  this matter.  However,  the
Manager does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies which the Manager receives on behalf of the
Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined  Procedures, it normally will not be necessary for the Manager to make an actual  determination of how to vote a particular proxy,  thereby largely eliminating  conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation,  the
Committee  will first assess the issue to see if there is any possible  conflict of interest  involving  the Manager or affiliated  persons of the Manager.  If a member of the  Committee  has actual  knowledge of a conflict of  interest,  the
Committee  will  normally use another  independent  third party to do additional research on the particular proxy issue in order to make a recommendation  to the
Committee  on how to vote the  proxy  in the best  interests  of the  Fund.  The
Committee  will  then  review  the proxy  voting  materials  and  recommendation provided by ISS and the  independent  third party to  determine  how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

                 INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes investment management services to the Fund, subject to the supervision and  direction  of the Trust's  Board of  Trustees.  The Manager  also  provides investment  management services to all of the other Delaware  Investments Funds.
Affiliates  of  the  Manager  also  manage  other  investment  accounts.   While
investment decisions for the Fund are made independently from those of the other funds and accounts,  investment  decisions for such other funds and accounts may be made at the same time as investment  decisions for the Fund. The Manager pays the salaries of all Trustees,  officers and employees  who are  affiliated  with both the Manager and the Trust.

     The  Manager  and  its   predecessors   have  been  managing  the  Delaware
Investments  Funds since  1938.  As of December  31,  2005,  the Manager and its
affiliates within Delaware  Investments were managing in the aggregate in excess of $110  billion  in assets in  various  institutional  or  separately  managed, investment company and insurance  accounts.  The Manager is a series of Delaware
Management   Business  Trust,  which  is  an  indirect  subsidiary  of  Delaware
Management Holdings, Inc. ("DMH"). DMH is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln"). Lincoln, with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations  in  many  aspects  of the  financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its  subsidiaries.  The  Manager  and its  affiliates  own the  name
"Delaware Group." Under certain circumstances,  including the termination of the
Trust's advisory relationship with the Manager or its distribution  relationship with the  Distributor,  the Manager and its affiliates  could cause the Trust to remove the words "Delaware Group" from its name.

     The Investment Management Agreement for the Fund is dated __________,  2006 and was approved by shareholders on that date. The Agreement has an initial term of two years and may be  renewed  each  year  only so long as such  renewal  and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding  voting  securities of the Fund, and only if the terms and the renewal  thereof  have been  approved by the vote of a majority  of the Trust's  Independent  Trustees  who are not parties  thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable without penalty on 60 days' notice by the Trust or by the Manager.  The Agreement will terminate automatically in the event of its assignment.

     As  compensation  for the services  rendered under the Agreement,  the Fund shall pay the Manager an annual  management fee as a percentage of average daily net assets equal to:

                             Management Fee Schedule
                         (annual rate as per percentage
                          of average daily net assets)

                   0.65% on the first $500 million
                   0.60% on the next $500 million
                   0.55% on the next $1.5 billion
                   0.50% on assets in excess of $2.5 billion

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreement and the Distributor under the Distribution  Agreement,  the
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include the Fund's proportionate share of certain  administrative  expenses; the investment  management  fees;  transfer and dividend  disbursing  agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,  serves as the national distributor of the
Trust's  shares  under  a  Distribution   Agreement  dated  May  15,  2003.  The
Distributor  is an  affiliate  of the  Manager  and  bears  all of the  costs of promotion and distribution,  except for payments by the Fund Classes under their respective Rule 12b-1 Plans.  The Distributor is an indirect  subsidiary of DMH, and, therefore,  of Lincoln.  The Distributor has agreed to use its best efforts to sell  shares of the Fund.  See the  Prospectuses  for  information  on how to invest.  Shares of the Fund are offered on a continuous basis by the Distributor and may be  purchased  through  authorized  investment  dealers or  directly  by contacting the Distributor or the Trust. The Distributor also serves as national distributor  for the other  Delaware  Investments  Funds.  The Board of Trustees annually reviews fees paid to the Distributor.

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's  financial  intermediary  wholesaler  pursuant  to a Second
Amended and Restated  Financial  Intermediary  Distribution  Agreement  with the
Distributor  dated August 21, 2003.  Pursuant to such Agreement,  LFD shall: (i)
promote the sale of the Fund's shares through broker/dealers, financial advisors and other financial intermediaries  (collectively,  "Financial Intermediaries");
(ii)  create  messaging  and  packaging  for  certain  non-regulatory  sales and marketing  materials related to the Fund; and (iii) produce such  non-regulatory sales and marketing materials related to the Fund. LFD is located at 2001 Market
Street,  Philadelphia,  PA  19103-7055.  The  rate  of  compensation,  which  is calculated  and paid  monthly,  to LFD for the  sales of  shares  of the  retail
Delaware  Investments  Funds  (excluding  the shares of the  Delaware VIP Trust, money market  funds and house  accounts  and shares  redeemed  within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------------- ---------------------------
                                                       Basis Points on Sales
---------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A and C Shares)                     0.50%
---------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                  0.25%
---------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                0.45%
---------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly
 Salomon Smith Barney) and Delaware International
 Value Equity Fund Class I Shares                                 0%
---------------------------------------------------- ---------------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund shares of the Delaware Investments Funds outstanding and beneficially owned by shareholders  through Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

----------------------------------------------------- --------------------------
                                                        Basis Points on Sales
----------------------------------------------------- --------------------------
Retail Mutual Funds (including shares of money market
 funds and house accounts and shares redeemed within
 30 days of purchase)                                          0.04%
----------------------------------------------------- --------------------------
Merrill Lynch Connect Program                                     0%
----------------------------------------------------- --------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                 0.04%
----------------------------------------------------- --------------------------
Citigroup Global Capital Markets, Inc. (formerly
 Salomon Smith Barney) and Delaware International
 Value Equity Fund Class I Shares                               0.04%
----------------------------------------------------- --------------------------

     The fees associated  with LFD's services to the Fund are borne  exclusively by the Distributor and not by the Fund.

Transfer Agent
     Delaware  Service  Company,  Inc., which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia,  PA 19103-7094,  serves as the Fund's shareholder  servicing,  dividend  disbursing and transfer agent (the
"Transfer Agent") pursuant to a Shareholders  Services Agreement  _____________.
The Transfer Agent is an indirect subsidiary of DMH and, therefore,  of Lincoln.
The Transfer Agent also acts as shareholder  servicing,  dividend disbursing and transfer agent for other Delaware  Investments Funds. The Transfer Agent is paid a fee by the Fund for  providing  these  services  consisting  of an annual  per account  charge of $23.10 for each open and closed  account on its  records  and each  account  held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  shareholder  and retirement  accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     The Fund  has  authorized  one or more  brokers  to  accept  on its  behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption  orders on the behalf of the Fund. For purposes of pricing,  the Fund will be  deemed  to  have  received  a  purchase  or  redemption  order  when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

Fund Accountants
     Delaware Services Company,  Inc. also provides  accounting  services to the
Fund pursuant to a separate Fund Accounting  Agreement.  Those services  include performing all functions related to calculating the Fund's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware  Investments Funds for which it provides such accounting services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Services Company,  Inc.
furnishes  accounting  services.  The fees are charged to the Fund and the other
Delaware Investments Funds on an aggregate pro rata basis.

Custodian
     Mellon Bank, N.A.  ("Mellon"),  One Mellon Center,  Pittsburgh PA 15258, is
custodian of the Fund's  securities and cash. As custodian for the Fund,  Mellon maintains  a separate  account or  accounts  for the Fund;  receives,  holds and releases  portfolio  securities  on account of the Fund;  receives and disburses money on behalf of the Fund; and collects and receives income and other payments and  distributions  on account of the Fund's portfolio  securities.  Mellon also serves as the Fund's custodian for its investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                               PORTFOLIO MANAGERS

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of April 30, 2006.

                                                                     No. of Accounts    Total Assets in Accounts
                                        No. of     Total Assets     with Performance-       with Performance-
Name                                   Accounts       Managed          Based Fees              Based Fees
Christopher S. Adams
Registered Investment Companies          [ ]           $[ ]                -                        -
Other Pooled Investment Vehicles         [ ]           $[ ]                -                        -
Other Accounts                           [ ]           $[ ]                -                        -
Francis X. Morris
Registered Investment Companies          [ ]           $[ ]                -                        -
Other Pooled Investment Vehicles         [ ]           $[ ]                -                        -
Other Accounts                           [ ]           $[ ]                -                        -
Michael S. Morris
Registered Investment Companies          [ ]           $[ ]                -                        -
Other Pooled Investment Vehicles         [ ]           $[ ]                -                        -
Other Accounts                           [ ]           $[ ]                -                        -
Don G. Padilla
Registered Investment Companies          [ ]           $[ ]                -                        -
Other Pooled Investment Vehicles         [ ]           $[ ]                -                        -
Other Accounts                           [ ]           $[ ]                -                        -

Description of Potential Material Conflicts of Interest
     Individual  portfolio managers may perform investment  management  services for other  accounts  similar to those  provided  to the Fund and the  investment action for each account and the Fund may differ. For example, one account or the
Fund  may be  selling  a  security,  while  another  account  or the Fund may be purchasing or holding the same security. As a result,  transactions executed for one account and the Fund may adversely  affect the value of  securities  held by another account.  Additionally, the management of multiple accounts and the Fund may give rise to potential  conflicts of interest,  as a portfolio  manager must allocate time and effort to multiple  accounts and the Fund. A portfolio manager may discover an  investment  opportunity  that may be suitable for more than one account or the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment  would be suitable may not be able to  participate.  The Manager has adopted  procedures  designed to allocate investments fairly across multiple accounts.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus -- Other Equity  Teams:  The bonus pool is determined by the revenues associated with the products a portfolio  manager  manages.  The Manager keeps a percentage  of the  revenues and the  remaining  percentage  of revenues  (minus appropriate  direct  expenses  associated  with this product and the  investment management  team) create the "bonus pool" for a product.  Various members of the team have the  ability  to earn a  percentage  of the  bonus  pool with the most senior  contributors  having the largest  share.  The pool is allotted  based on subjective  factors (50%) and objective  factors  (50%).  The primary  objective factor is a Fund's performance  relative to the performance of the Fund's Lipper peer  group.  Performance  is  measured  as the result of one's  standing in the appropriate Lipper peer group on a one-year and three-year basis. The three-year is weighted  more heavily and there is no objective  award for a fund that falls below the 50th percentile for a given time period.  There is a sliding scale for performance achievements above the 50th percentile.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or "performance  shares",  in Lincoln.
Delaware  Investments  U.S.,  Inc.,  is  an  indirect  subsidiary  of  DMH  and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of  participating in the Manager's  growth.  Under the terms of the plan, stock options typically vest in 25% increments on a four year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the
Manager in its full discretion. Option awards may be based in part on seniority.
The fair market  value of the shares is normally  determined  as of each June 30 and  December 31.  Shares  issued upon the exercise of such options must be held for six months and one day, after which time the  shareholder  may put them back to the issuer or the shares may be called back from the shareholder.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

                         TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the
Fund  for the  purchase  or sale of  portfolio  securities  on the  basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who provide best  execution  for the Fund.  Best  execution  refers to many factors, including the price paid or received for a security, the commission charged, the promptness  and  reliability  of execution,  the  confidentiality  and placement accorded the order and other factors  affecting the overall benefit  obtained by the  account on the  transaction.  Some trades are made on a net basis where the
Fund  either  buys  securities  directly  from the  dealer or sells  them to the dealer. In these instances, there is no direct commission charged but there is a spread (the  difference  between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, the Fund pays reasonable  brokerage commission rates based upon the professional  knowledge of the Manager's trading department as to rates paid and charged for similar transactions  throughout the
securities  industry.  In  some  instances,   the  Fund  pays  a  minimal  share
transaction cost when the transaction presents no difficulty.

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage  and research  services.  These  services include advice,  either directly or through publications or writings,  as to the value of securities,  the  advisability  of investing in,  purchasing or selling securities,  and the  availability  of  securities  or  purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;  and providing portfolio performance evaluation and technical market  analyses.  Such services are used by the Manager in connection  with its investment  decision-making  process  with  respect  to one or  more  funds  and accounts managed by it, and may not be used, or used  exclusively,  with respect to the fund or account generating the brokerage.

     As provided in the  Securities  Exchange Act of 1934,  as amended,  and the
Fund's Investment Management  Agreement,  higher commissions are permitted to be paid to  broker/dealers  who provide  brokerage  and research  services  than to broker/dealers who do not provide such services,  if such higher commissions are deemed  reasonable  in  relation  to the  value of the  brokerage  and  research services provided.  Although transactions directed to broker/dealers who provide such  brokerage  and  research  services  may result in the Fund  paying  higher
commissions,   the  Manager   believes  that  the   commissions   paid  to  such
broker/dealers  are not, in general,  higher than commissions that would be paid to  broker/dealers  not providing  such services and that such  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided.  In some  instances,  services  may be provided  to the Manager  which constitute in some part  brokerage and research  services used by the Manager in connection  with its investment  decision-making  process and constitute in some part  services used by the Manager in connection  with  administrative  or other functions not related to its investment  decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and  will pay out of its own  resources  for  services  used by the  Manager  in connection with  administrative or other functions not related to its investment decision-making  process.  In  addition,  so long  as no fund is  disadvantaged, portfolio  transactions  that  generate  commissions  or  their  equivalent  are allocated to broker/dealers  who provide daily portfolio pricing services to the
Fund  and to  other  Delaware  Investments  Funds.  Subject  to best  execution, commissions  allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order may be allocated an average price obtained from the executing  broker.  It is  believed  that  the  ability  of  the  accounts  to  participate  in  volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain,  it is the opinion of the Manager and the Trust's Board of Trustees that the  advantages  of combined  orders  outweigh  the  possible  disadvantages  of separate transactions.

     Consistent with the National  Association of Securities Dealers,  Inc. (the
"NASD"),  and subject to seeking  best  execution,  the Manager may place orders with  broker/dealers  that have agreed to defray  certain Fund  expenses such as custodian fees.

                                CAPITAL STRUCTURE
Capitalization
     The Trust has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

     While shares of the Trust have equal voting rights on matters affecting the
Fund, the Fund would vote separately on any matter which it is directly affected by, such as any change in its fundamental  investment  policies and as otherwise prescribed  by the 1940 Act.  Shares of the Fund have a  priority  in the Fund's assets, and in gains on and income from the portfolio of the Fund.

     All shares have no  preemptive  rights,  are fully  transferable  and, when issued,  are fully paid and  nonassessable  and, except as described above, have equal voting rights.

     Shares of each Class of the Fund represent a proportionate  interest in the assets of the Fund, and have the same voting and other rights and preferences as the other classes of that Fund,  except that shares of the Fund's  Institutional
Class may not vote on any matter  affecting the Fund  Classes'  Plans under Rule
12b-1. Similarly,  as a general matter,  shareholders of Class A Shares, Class C
Shares  and Class R Shares of the Fund may vote only on  matters  affecting  the
12b-1 Plan that relates to the Class of shares that they hold.  General expenses of the Fund will be  allocated on a pro-rata  basis to the classes  according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A, Class
C and Class R Shares will be allocated solely to those classes.

     Effective  ____________,  2006,  the Fund began  offering Class A, Class C,
Class R and Institutional Class Shares.

Noncumulative Voting
     The Trust's  shares have  noncumulative  voting rights which means that the holders of more than 50% of the shares of the Trust  voting for the  election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

                                PURCHASING SHARES
General Information
     Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the  Distributor or the Trust.  The Trust reserves the right to suspend sales of
Fund  shares,  and reject any order for the  purchase  of Fund  shares if in the opinion of management such rejection is in the Fund's best interest. The minimum initial  investment  generally  is $1,000 for Class A Shares and Class C Shares.
Subsequent  purchases  of such  Classes  generally  must be at least  $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers,  Trustees and employees of any Delaware Investments Fund, the  Manager  or any of the  Manager's  affiliates  if the  purchases  are  made pursuant  to a payroll  deduction  program.  Shares  purchased  pursuant  to the
Uniform  Gifts to Minors  Act or  Uniform  Transfers  to Minors  Act and  shares purchased  in  connection  with an  Automatic  Investing  Plan are  subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional  Classes, but certain eligibility requirements must be satisfied.

     For Class C Shares,  each  purchase  must be in an amount that is less than
$1,000,000.  See  "Investment  Plans" for  purchase  limitations  applicable  to retirement  plans.  The Trust will reject any purchase  order for  $1,000,000 or more of Class C Shares.  An  investor  may exceed  these  limitations  by making cumulative purchases over a period of time. In doing so, an investor should keep in mind,  however,  that reduced front-end sales charges apply to investments of
$50,000 or more in Class A Shares,  and that Class A Shares are subject to lower annual  Rule 12b-1 Plan  expenses  than  Class C Shares  and  generally  are not subject to a contingent deferred sales charge ("CDSC").

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  The Fund can  redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases  in any  Delaware  Investments  Fund.  The Fund  reserves the right to reject purchase  orders paid by third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right,  following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum  balance  requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund  also  reserves  the  right,  upon 60  days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment may be subject to involuntary  redemption without the imposition of a
CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The  NASD  has  adopted  amendments  to  its  Conduct  Rules,  relating  to investment  company  sales  charges.  The  Trust and the  Distributor  intend to operate in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger  purchases.  See the table in the Fund Classes'  Prospectus.  Class A
Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

     Class C Shares are  purchased  at NAV and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are higher than those to which Class A Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a  front-end  sales  charge or CDSC.  Class R Shares are  subject to annual Rule
12b-1 Plan expenses for the life of the investment.

     Institutional  Class shares are  purchased at the NAV per share without the imposition of a front-end sales charge, CDSC or Rule 12b-1 Plan expenses.

     See "Plans under Rule 12b-1 for the Fund Classes" and "Determining Offering
Price and Net Asset Value" below for more information

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Fund.   However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate  officer of the Fund.
No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited  circumstances that are approved by an appropriate officer of the Fund.  In those  circumstances,  a  shareholder  may be  subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact  the Trust for  further  information.  Investors  who hold  certificates representing  any of their  shares  may only  redeem  those  shares  by  written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A and C Shares
     The alternative  purchase  arrangements of Fund Classes permit investors to choose the method of  purchasing  shares that is most  suitable  for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant  circumstances.  Investors should  determine  whether, given their particular circumstances,  it is more advantageous to purchase Class
A Shares and incur a front-end  sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the  average  daily net assets of Class A Shares, or to  purchase  Class C Shares  and have the  entire  initial  purchase  amount invested in the Fund with the investment thereafter subject to a CDSC and annual
Rule 12b-1 Plan expenses. Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C Shares are subject to annual Rule
12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor,  dealers or others for providing personal service and/or  maintaining  shareholder  accounts)  of average  daily net assets of the respective Class. Class C Shares do not convert to another Class.

     The higher Rule 12b-1 Plan expenses on Class C Shares will be offset to the extent a return is realized on the additional money initially  invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition,  the effect of any return earned on such additional money will diminish over time.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing  Class C Shares to Class R Shares,  investors  should consider the higher  Rule 12b-1 Plan  expenses on Class C Shares.  Investors  also should consider  the fact  that,  like  Class C  Shares,  Class R Shares  do not have a front-end  sales  charge  and,  unlike  Class C Shares,  Class R Shares  are not subject to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Fund,  the  Distributor  and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1 Plan fees,  in the case of Class C Shares,  from the  proceeds of the Rule
12b-1 Plan fees and, if applicable,  the CDSC incurred upon  redemption,  and in the case of Class R Shares,  from the  proceeds  of the Rule  12b-1  Plan  fees.
Financial  advisors  may receive  different  compensation  for  selling  Class A
Shares, Class C Shares and Class R Shares.  Investors should understand that the purpose and function of the respective  Rule 12b-1 Plans  (including for Class R
Shares) and the CDSCs  applicable to Class C Shares are the same as those of the
Rule 12b-1 Plan and the front-end  sales charge  applicable to Class A Shares in that  such  fees  and  charges  are  used to  finance  the  distribution  of the respective Classes.  See "Plans under Rule 12b-1 for the Fund Classes" below for more information.

     Dividends,  if any, paid on Class A Shares,  Class C Shares, Class R Shares and  Institutional  Class Shares will be calculated  in the same manner,  at the same time and on the same day and will be in the same  amount,  except  that the amounts of Rule 12b-1 Plan expenses  relating to Class A Shares,  Class C Shares and Class R Shares will be borne  exclusively by such shares.  See  "Determining
Offering Price and Net Asset Value" below for more information.

     Class A  Shares:  Purchases  of  $50,000  or more of Class A Shares  at the offering  price carry reduced  front-end  sales charges as shown in the table in the Fund  Classes'  Prospectus,  and may  include a series of  purchases  over a
13-month  period  under a Letter  of  Intention  signed  by the  purchaser.  See
"Special  Purchase Features - Class A Shares" below for more information on ways in which investors can avail  themselves of reduced  front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
     As  described in the Fund  Classes'  Prospectus,  for initial  purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission,  purchases of Class A Shares of other Delaware  Investments Funds as to which a Limited  CDSC  applies  (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be aggregated with those of the Class A Shares of the Fund.  Financial advisors also may be eligible for a dealer's  commission in connection  with certain  purchases made under a Letter of Intention or pursuant to an investor's  Right of Accumulation.  Financial  advisors should contact the
Distributor  concerning  the  applicability  and  calculation  of  the  dealer's commission in the case of combined purchases.

     An  exchange  from other  Delaware  Investments  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class C Shares
     Class C Shares are  purchased  without a front-end  sales  charge.  Class C
Shares  redeemed within 12 months of purchase may be subject to a CDSC of 1.00%.
CDSCs are charged as a percentage of the dollar amount  subject to the CDSC. The charge will be assessed on an amount  equal to the lesser of the NAV at the time of purchase of the shares being  redeemed or the NAV of those shares at the time of  redemption.  No CDSC will be imposed on  increases  in NAV above the initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "NAV at the time of purchase"  will be the NAV at purchase of Class C Shares of the Fund,  even if those  shares  are later  exchanged  for shares of another Delaware  Investments Fund. In the event of an exchange of the shares,  the "NAV of such shares at the time of  redemption"  will be the NAV of the shares  that were  acquired  in the  exchange.  See  "Waiver  of  Contingent
Deferred Sales  Charge--Class C Shares" under  "Redemption and Exchange" for the
Fund Classes for a list of the instances in which the CDSC is waived.

     In determining whether a CDSC applies to a redemption of Class C Shares, it will be assumed  that  shares  held for more than 12 months are  redeemed  first
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions, and finally by shares held for 12 months or less.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an  investor's  purchase  payment  will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an amount  equal to no more than 1.00% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will  continue  to be subject to the CDSC  schedule  for Class C Shares as described in this Part B. See "Redemption and Exchange" below.

Plans under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Fund Classes (the  "Plans").  Each Plan permits the Fund to pay for certain  distribution,  promotional and related expenses involved in the marketing  of only the Class of shares to which the Plan  applies.  The Plans do not apply to the Institutional  Class of shares. Such shares are not included in calculating  the  Plans'  fees,  and the  Plans  are not used to  assist  in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

     The Plans permit the Fund, pursuant to their Distribution Agreement, to pay out of the assets of the Fund Classes  monthly fees to the  Distributor  for its services  and expenses in  distributing  and  promoting  sales of shares of such classes. These expenses include, among other things,  preparing and distributing advertisements,  sales  literature,  and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified  periods of time and paying  distribution  and maintenance fees to brokers,  dealers and others.  In connection with the promotion of shares of the
Fund Classes,  the  Distributor  may, from time to time,  pay to  participate in dealer-sponsored  seminars and conferences,  and reimburse  dealers for expenses incurred in connection with pre-approved seminars,  conferences and advertising.
The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and  information  concerning  the Fund  Classes and  increase  sales of the Fund
Classes.

     In addition,  the Fund may make  payments  from the Rule 12b-1 Plan fees of its respective Fund Classes  directly to others,  such as banks,  who aid in the distribution  of Fund  Class  shares or  provide  services  in respect of a Fund
Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class C  Shares  are  also  used to pay the  Distributor  for  advancing  the commission costs to dealers with respect to the initial sale of such shares.

     The  maximum  aggregate  fee  payable by the Fund under its Plans,  and the
Fund's  Distribution  Agreements,  is on an annual basis, up to 0.25% of average daily net assets for the year of Class A Shares, up to 1.00% (0.25% of which are service  fees to be paid to the  Distributor,  dealers and others for  providing personal service and/or maintaining shareholder accounts) of the Class C Shares'
average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The Fund's  Distributor  may  reduce/waive  these amounts at any time.

     While payments pursuant to the Plans may not exceed the foregoing  amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is  therefore  possible  that  the  Distributor  may  realize  a  profit  in any
particular  year.   However,   the  Distributor   currently   expects  that  its
distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution  of  shares  of the Fund  Classes.  The  monthly  fees  paid to the
Distributor  under the Plans are  subject  to the  review  and  approval  of the
Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in  excess  of the  amount  paid on behalf of the Fund
Classes would be borne by such persons without any reimbursement  from such Fund
Classes.  Consistent with the  requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best  execution,  the Fund may, from time to time, buy or sell  portfolio  securities  from or to firms which receive  payments  under the
Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plans and the Distribution  Agreements,  as amended, have been approved by the Board of Trustees of the Trust,  including a majority of the  Independent
Trustees  who have no direct or  indirect  financial  interest  in the Plans and related Distribution Agreements, by vote cast in person at a meeting duly called for the  purpose  of  voting  on the  Plans  and  such  Distribution  Agreement.
Continuation of the Plans and the Distribution  Agreement,  as amended,  must be approved  annually  by the Board of  Trustees  in the same  manner as  specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable  likelihood of each Plan  providing a benefit to its  respective
Fund  Class.  The Plans and the  Distribution  Agreements,  as  amended,  may be terminated  with  respect  to a Fund  Class at any  time  without  penalty  by a majority  of  Independent  Trustees  who have no  direct or  indirect  financial interest in the Plans and the Distribution Agreements,  or by a majority vote of the relevant Fund Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority  vote of  Independent  Trustees  who have no direct or indirect financial  interest in the Plans or  Distribution  Agreements.  Also,  any other material  amendment  to the Plans must be  approved  by a  majority  vote of the
Trustees,  including a majority of  Independent  Trustees  who have no direct or indirect  financial  interest  in  the  Plans  or  Distribution  Agreements.  In addition,  in order  for the  Plans  to  remain  effective,  the  selection  and nomination  of  Independent  Trustees  must be effected by the  Trustees who are
Independent  Trustees and who have no direct or indirect  financial  interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans  must  provide  written  reports  at least  quarterly  to the Board of
Trustees for their review.

Other Payments to Dealers - Class A Shares, Class C Shares and Class R Shares
     From time to time, at the  discretion of the  Distributor,  all  registered broker/dealers  whose  aggregate  sales of Fund Classes exceed certain limits as set by the Distributor,  may receive from the Distributor an additional  payment of up to 0.25% of the dollar  amount of such  sales.  The  Distributor  may also provide  additional  promotional  incentives  or payments  to dealers  that sell shares of the Delaware Investments Funds. In some instances, these incentives or payments may be offered only to certain  dealers who maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of  pre-approved  dealer  advertisements  promoting the sale of Delaware
Investments Fund shares.

Special Purchase Features - Class A Shares
     Buying Class A Shares at Net Asset Value:  The Fund  Classes'  Prospectuses
sets forth the  categories of investors who may purchase  Class A Shares at NAV.
This section provides additional information regarding this privilege.  The Fund must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain  legacy  retirement  assets may make  purchases of Class A shares at NAV. The requirements are as follows:

     o       The  purchase  must be made  by a group  retirement plan (excluding
defined  benefit  plans):   (a)  that  purchased  Class  A  shares  prior  to  a
recordkeeping  transition period from August 2004 to October 2004; and (b) where the plan participants  records were maintained on Retirement Financial Services,
Inc.'s ("RFS") proprietary recordkeeping system, provided that the plan: (i) has in excess of $500,000  of plan  assets  invested in Class A Shares of a Delaware
Investments Fund and any stable value account  available to investment  advisory clients of the Manager or its  affiliates;  or (ii) is  sponsored by an employer that has at any point after May 1, 1997 had more than 100  employees  while such plan has held Class A Shares of a Delaware  Investments  Fund and such  employer has properly  represented to, and received written confirmation back from RFS in writing that it has the  requisite  number of employees.  See "Group  Investment
Plans" for information regarding the applicability of the Limited CDSC.

     o       The purchase  must  be made by any group retirement plan (excluding defined  benefit pension plans) that purchased Class A shares prior to an August
2004 to  October  2004  recordkeeping  transition  period and  purchased  shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product  participation  agreement with the sponsor of the alliance program.

     As  disclosed  in  the  Fund  Classes'  Prospectuses  certain  legacy  bank sponsored  retirement  plans may make  purchases of Class A shares at NAV. These purchases may be made by bank sponsored  retirement  plans that held, but are no longer  eligible to  purchase,  Institutional  Class  shares or  interests  in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in Class A Shares of designated  Delaware  Investments Funds ("eligible Delaware
Investments  Fund  shares"),   as  well  as  shares  of  designated  classes  of
non-Delaware   Investments  Funds  ("eligible   non-Delaware   Investments  Fund
shares"). Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible  Delaware  Investments and eligible  non-Delaware  Investments  Fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on additional purchases of eligible Delaware Investments Fund shares. See "Combined
Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments Fund shares for other eligible  Delaware  Investments Fund shares or for  eligible  non-Delaware  Investments  Fund  shares at NAV  without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware  Investments,  which were not subject to a front end sales charge,  will be subject to the applicable  sales charge if exchanged for eligible Delaware  Investments Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired  through the  exchange of eligible  shares on which a sales  charge was already  paid or through  the  reinvestment  of  dividends.  See  "Investing  by
Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments  Fund  shares  under an Allied  Plan.  In  determining  a  financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments   Fund  shares  in  connection  with  Allied  Plans,  all
participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above under "Purchasing Shares."

     The Limited CDSC is applicable to redemptions of net asset value  purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the
Limited  CDSC,  as  described  in  the  Fund  Classes'  Prospectuses,  apply  to redemptions  by  participants  in Allied  Plans  except in the case of exchanges between eligible Delaware Investments and non-Delaware  Investments Fund shares.
When  eligible  Delaware  Investments  Fund shares are  exchanged  into eligible non-Delaware  Investments  Fund shares,  the Limited CDSC will be imposed at the time of the exchange,  unless the joint  venture  agreement  specifies  that the amount of the  Limited  CDSC will be paid by the  financial  advisor  or selling dealer. See "Contingent Deferred Sales Charge for Certain Redemptions of Class A
Shares Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares are also  applicable to the  aggregate  amount of purchases  made by any such  purchaser  within a 13-month  period  pursuant to a written  Letter of  Intention  provided  by the  Distributor  and  signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer  Agent, of 5% of the total amount of Class
A Shares  intended to be purchased  until such purchase is completed  within the
13-month  period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter of Intention is signed.  The 13-month period begins on the date of the earliest purchase.  If the intended  investment is not completed,  except as noted below,  the purchaser will be asked to pay an amount equal to the  difference  between the  front-end  sales charge on Class A
Shares  purchased at the reduced rate and the front-end  sales charge  otherwise applicable to the total shares purchased.  If such payment is not made within 20 days  following the expiration of the 13-month  period,  the Transfer Agent will surrender an appropriate  number of the escrowed  shares for redemption in order to realize the  difference.  Such purchasers may include the values (at offering price at the level  designated in their Letter of Intention) of all their shares of the Fund and of any  class of any of the  other  Delaware  Investments  Funds previously  purchased and still held as of the date of their Letter of Intention toward  the  completion  of  such  Letter,  except  as  described  below.  Those purchasers  cannot include  shares that did not carry a front-end  sales charge,
CDSC or Limited CDSC,  unless the  purchaser  acquired  those shares  through an exchange  from a  Delaware  Investments  Fund that did carry a  front-end  sales charge,  CDSC  or  Limited  CDSC.  For  purposes  of  satisfying  an  investor's obligation  under a Letter  of  Intention,  Class C  Shares  of the Fund and the
corresponding  classes of shares of other Delaware Investments Funds which offer such  shares  may be  aggregated  with  Class  A  Shares  of the  Fund  and  the corresponding class of shares of the other Delaware Investments Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of  Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without completing another Letter of Intention) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end  sales  charge,  CDSC or
Limited  CDSC of any  class.  Class C  Shares  of the Fund  and  other  Delaware
Investments  Funds  which  offer  corresponding  classes  of shares  may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of a Fund and all other Delaware  Investments Funds. In addition,  if you are an investment  advisory  client of the Manager's  affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
     In determining the  availability  of the reduced  front-end sales charge on
Class A Shares,  purchasers may also combine any subsequent purchases of Class A
Shares and Class C Shares of the Fund,  as well as shares of any other  class of any of the  other  Delaware  Investments  Funds,  as well as shares of any other class of any of other Delaware Investments Fund which offer such classes (except shares of any  Delaware  Investments  Fund which do not carry a front-end  sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the  classes  described  in the  previous  sentence  with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A
Shares of that  Fund,  the  charge  applicable  to the  $10,000  purchase  would currently be 4.75%.  For the purpose of this  calculation,  the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased  simultaneously  with the current purchase.  Investors should  refer to the  table  of sales  charges  for  Class A Shares  in the Fund
Classes'  Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares of the Fund (and
of the Institutional  Class Shares holding shares which were acquired through an exchange  from  one of the  other  Delaware  Investments  Funds  offered  with a front-end  sales  charge)  who redeem such shares have one year from the date of redemption  to  reinvest  all or part of their  redemption  proceeds in the same
Class of the Fund or in the same Class of any of the other Delaware  Investments
Funds. In the case of Class A Shares,  the  reinvestment  will not be assessed a front-end  sales  charge,  the  amount  of the CDSC  previously  charged  on the redemption  will be  reimbursed by the  Distributor.  The  reinvestment  will be subject to applicable  eligibility and minimum purchase requirements and must be in states  where  shares of such  other  funds  may be sold.  This  reinvestment privilege  does not extend to Class A Shares where the  redemption of the shares triggered the payment of a Limited CDSC. Persons investing  redemption  proceeds from direct  investments in the Delaware  Investments  Funds,  offered without a front-end sales charge will be required to pay the applicable  sales charge when purchasing  Class A Shares.  The  reinvestment  privilege  does not  extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.

     Any  reinvestment  directed  to a  Delaware  Investments  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the prospectus  for the Delaware  Investments  Fund in which the investment  is  intended  to be made  before  investing  or sending  money.  The prospectus  contains more complete  information  about the Delaware  Investments
Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Fund's  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes' Prospectuses,  based on total plan assets. If a company has more than one plan  investing  in  Delaware  Investments  Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon  notification  to the Fund at the time of each such  purchase.
Employees  participating  in such Group  Investment  Plans may also  combine the investments made in their plan account when determining the applicable front-end sales charge on  purchases to  non-retirement  Delaware  Investments  investment accounts if they so notify the Fund in which they are  investing  in  connection
with  each  purchase.   See  "Retirement  Plans  for  the  Fund  Classes"  under
"Investment Plans" below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal of the entire plan from a Delaware  Investments Fund. See "Contingent
Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset  Value"  under  "Redemption  and  Exchange"  below.   Notwithstanding  the
foregoing,  the Limited  CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in  connection  with  redemptions  by certain group defined contribution  retirement plans that purchase shares through a retirement plan  alliance  program  which  requires  that shares will be  available at NAV, provided  that RFS  either  was the  sponsor  of the  alliance  program or had a product  participation  agreement with the sponsor of the alliance  program that specifies that the Limited CDSC will be waived.

                                INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be automatically  reinvested in additional  shares in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the  shareholder's  account on that date.  All dividends and distributions of the  Institutional  Class are reinvested in the accounts of the holders  of  such  shares  (based  on the  net  asset  value  in  effect  on the reinvestment date).  Confirmations of any distributions from realized securities profits will be mailed to shareholders in the first quarter of each fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check or money  order to the Fund and
Class in which shares are being purchased.  Such purchases,  which must meet the minimum subsequent purchase  requirements set forth in the Prospectuses and this
Part B, are made for Class A Shares at the public  offering  price,  and for the
Class C Shares,  Class R Shares and the  Institutional  Classes at the net asset value, at the end of the day of receipt.  A reinvestment  plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  holders of Fund Classes may  automatically reinvest dividends and/or distributions in any of the other Delaware Investments
Funds,  including  the Fund,  in states  where  their  shares may be sold.  Such investments  will be at NAV at the close of  business on the  reinvestment  date without any front-end sales charge or service fee. The  shareholder  must notify the Transfer  Agent in writing and must have  established an account in the fund
into  which  the  dividends  and/or  distributions  are  to  be  invested.   Any
reinvestment  directed  to a fund in which  the  investor  does not then have an account will be treated like all other initial  purchases of the fund's  shares.
Consequently,  an investor  should obtain and read  carefully the prospectus for the fund in which the  investment  is intended to be made  before  investing  or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other Delaware Investments Funds may be invested in shares of the Fund, provided an  account  has been  established.  Dividends  from  Class A Shares  may not be directed to Class C Shares or Class R Shares.  Dividends from Class C Shares may only be directed to other Class C Shares and  dividends  from Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
     If you have an investment in another  Delaware  Investments  Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Fund.  If you wish to open an  account  by  exchange,  call the  Shareholder
Service  Center  for  more  information.   All  exchanges  are  subject  to  the
eligibility and minimum purchase requirements and any additional limitations set forth in the Fund's  Prospectuses.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially  similar class of the Delaware  Investments  Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware Investments Fund rather than transferred from the Eligible 529 Plan, as
described  under   "Redemption  and  Exchange"  below.  The  treatment  of  your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments
Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan:  Investors may arrange for the Fund to accept for  investment  in the Fund  Classes,  through  an agent  bank,  pre-authorized government or private recurring payments.  This method of investment assures the timely credit to the shareholder's  account of payments such as social security,
veterans'  pension  or  compensation   benefits,   federal  salaries,   Railroad
Retirement  benefits,  private  payroll  checks,  dividends,  and  disability or pension fund benefits.  It also eliminates the possibility and  inconvenience of lost, stolen and delayed checks.

     Automatic Investing Plan: Shareholders of Class A Shares and Class C Shares
may make automatic investments by authorizing,  in advance, monthly or quarterly payments  directly  from their  checking  account  for  deposit  into their Fund account.  This type of  investment  will be handled  in either of the  following ways:  (i) if the  shareholder's  bank is a  member  of the  National  Automated
Clearing House Association ("NACHA"), the amount of the periodic investment will be  electronically  deducted from his or her checking account by Electronic Fund
Transfer  ("EFT") and such  checking  account will  reflect a debit  although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member  of NACHA,  deductions  will be made by  pre-authorized  checks, known as Depository  Transfer  Checks.  Should the  shareholder's  bank become a member  of  NACHA  in the  future,  his  or her  investments  would  be  handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal  government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Fund  may  liquidate  sufficient  shares  from a  shareholder's  account  to reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Fund  accounts.  The Fund will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLine(SM) On Demand
     You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your  investment  dealer,  funds will be  withdrawn  from (for share purchases) your pre-designated bank account.  Your request will be processed the same day if you call prior to 4 p.m.,  Eastern Time.  There is a $25 minimum and
$50,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware Investments Funds. Shareholders of the Fund Classes may elect to invest in one or more of the  other  Delaware  Investments  Funds  through  the  Wealth
Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive  the  automatic  investment,  such new account must meet the minimum  initial  purchase  requirements  described in the prospectus of the fund that you select.  All  investments  under this option are exchanges and are therefore  subject to the same  conditions and  limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account  and  invested  automatically  into other  Delaware  Investments  Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  business  day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices.  This program  involves automatic  exchanges  between  two or more fund  accounts  and is  treated  as a purchase  of shares of the fund into  which  investments  are made  through  the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Classes.

Asset Planner
     The Fund  previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Fund.  Please  call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans for the Fund Classes
     An  investment  in the Fund may be  suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans,  457 plans,  SIMPLE IRAs and SIMPLE 401(k)s.  In addition,  the
Fund may be suitable for use in Coverdell Education Savings Accounts ("Coverdell
ESAs").  For further  details  concerning  these plans and  accounts,  including applications,  contact your investment advisor or the Distributor.  To determine whether the benefits of a  tax-sheltered  retirement  plan or Coverdell  ESA are available and/or appropriate, you should consult with a tax adviser.

     Purchases  of  Class C  Shares  must  be in an  amount  that  is less  than
$1,000,000 for such plans.  The maximum purchase  limitations  apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information on any of the plans and Delaware  Investments'  retirement services, call the Shareholder Service Center telephone number.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other  authorized  persons.  Orders for purchases and  redemptions of
Class C Shares,  Class R Shares and  Institutional  Class Shares are effected at the NAV per share next calculated  after receipt of the order by the Fund, their agent or certain other authorized  persons.  See "Distributor" under "Investment
Advisor and Other Service Providers" above.  Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is normally 4 p.m.,  Eastern Time, on days when the NYSE is open for business.  The
NYSE is scheduled to be open Monday  through  Friday  throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther
King, Jr.'s Birthday,  Presidents' Day, Good Friday,  Memorial Day, Independence
Day, Labor Day,  Thanksgiving and Christmas.  When the NYSE is closed,  the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per  share  for  each  share  class of the  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining the Fund's total net assets,  portfolio  securities primarily listed or traded on a national or foreign  securities  exchange,  except for bonds, are generally  valued at the closing  price on that  exchange,  unless such  closing prices are determined to be not readily available pursuant to the Fund's pricing procedures.  Exchange  traded options are valued at the last reported sale price or,  if no  sales  are  reported,  at the mean  between  bid and  asked  prices.
Non-exchange traded options are valued at fair value using a mathematical model.
Futures  contracts  are  valued at their  daily  quoted  settlement  price.  For valuation  purposes,  foreign currencies and foreign  securities  denominated in foreign  currency  values will be converted into U.S.  dollar values at the mean between the bid and offered  quotations of such currencies  against U.S. dollars based on rates in effect that day.  Securities  not traded on a particular  day, over-the-counter  securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market  instruments having a maturity of less than 60 days are valued at amortized cost,  which  approximates market value. Debt securities (other than short-term  obligations) are valued on the basis of  valuations  provided  by a pricing  service  when such  prices are believed to reflect the fair value of such  securities.  Foreign  securities and
the  prices  of  foreign  securities   denominated  in  foreign  currencies  are
translated to U.S.  dollars at the mean between the bid and offer  quotations of such  currencies  based on rates in effect as of the close of the  London  Stock
Exchange.  Use of a pricing  service has been approved by the Board of Trustees.
Prices provided by a pricing service take into account  appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity,  type of issue,  trading  characteristics and other market data.
Subject to the foregoing, securities for which market quotations are not readily available  and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

     Each Class of the Fund will bear,  pro-rata,  all of the common expenses of the Fund. The NAVs of all  outstanding  shares of each Class of the Fund will be
computed  on  a  pro-rata  basis  for  each  outstanding   share  based  on  the
proportionate  participation  in the Fund  represented by the value of shares of that Class.  All income earned and expenses  incurred by the Fund, will be borne on a pro-rata basis by each outstanding  share of a Class,  based on each Class'
percentage in the Fund represented by the value of shares of such Class,  except that the  Institutional  Class  will not  incur  any of the  expenses  under the
Trust's Rule 12b-1  Plans,  while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific  distribution expenses and other costs that will be  allocable to each Class,  the NAV of each
Class of the Fund will vary.

                             REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after the Fund receives your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next business day. See the Fund's Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain redemptions from retirement plan accounts,  the Fund will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class C Shares,  and, if  applicable,  the  Limited  CDSC in the case of Class A
Shares  and  tender  to the  shareholder  the  requested  amount,  assuming  the shareholder  holds enough shares in his or her account for the  redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.
Redemption  proceeds will be distributed  promptly,  as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the  Delaware  Investments  Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an  exchange  by calling the  Shareholder  Service  Center at 800
523-1918.  The Fund may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of the Fund's shares, the Distributor,  acting as agent of the Fund, offers to repurchase Fund shares from  broker/dealers  acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's  cost, is the NAV per share next determined after receipt  of the  request  in good  order by the Fund,  their  agent,  or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining   Offering  Price  and  Net  Asset  Value"  above.  This  offer  is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  either  Fund  or  certain  other  authorized  persons  (see
"Distributor" under "Investment Advisor and Other Service Providers"); provided, however,  that each commitment to mail or wire redemption  proceeds by a certain time, as described  below,  is modified by the  qualifications  described in the next paragraph.

     The Fund will  process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled.  The Fund will honor redemption requests as to shares for which a check was tendered as payment,  but the Fund will not mail or wire the proceeds  until it is reasonably  satisfied that the purchase check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential  delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone  redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Fund  will  automatically  redeem  from the  shareholder's  account  the  shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal  by the Fund of  securities owned by them are not reasonably practical, or they are not reasonably practical for the Fund  fairly to value  their  assets,  or in the event  that the SEC has provided for such  suspension for the protection of  shareholders,  the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the  shareholder may withdraw the request for redemption or leave it standing as a request for  redemption at the NAV next  determined  after the  suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is  obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day  period for any one shareholder.

     The value of the Fund's  investments is subject to changing  market prices.
Thus, a shareholder  redeeming  shares of the Fund may sustain  either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions  of Class A Shares  Purchased  at Net Asset  Value"  below.  Class C
Shares of the Fund are subject to CDSCs as described under "Contingent  Deferred
Sales Charge - Class C Shares" under  "Purchasing  Shares" above and in the Fund
Classes' Prospectuses.  Except for the applicable CDSC or Limited CDSC and, with respect to the expedited  payment by wire described below for which, in the case of the Fund Classes,  there may be a bank wiring cost,  neither the Fund nor the
Distributor charge a fee for redemptions or repurchases,  but such fees could be charged at any time in the future.

     Holders of Class C Shares that exchange  their shares  ("Original  Shares")
for shares of other Delaware Investments Funds (in each case, "New Shares") in a permitted  exchange,  will not be subject to a CDSC that might  otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be  subject  to the CDSC and any CDSC  assessed  upon  redemption  of the New
Shares  will be  charged  by the  Fund  from  which  the  Original  Shares  were exchanged.  For  purposes  of  computing  the CDSC  that may be  payable  upon a disposition  of the New  Shares,  the period of time that an  investor  held the
Original  Shares is added to the  period of time that an  investor  held the New
Shares.

     Holders  of Class A Shares  of the Fund may  exchange  all or part of their shares for shares of other Delaware  Investments Funds,  including other Class A
Shares,  but may not exchange their Class A Shares for Class C Shares or Class R
Shares of the Fund or of any other Delaware Investments Fund. Holders of Class C
Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of any other Delaware  Investments Fund. Class C Shares of the Fund  acquired  by exchange  will  continue to carry the CDSC of the fund from  which  the  exchange  is made.  Holders  of Class R Shares of the Fund are permitted  to  exchange  all or part of their  Class R Shares  only into Class R
Shares  of other  Delaware  Investments  Funds  or,  if  Class R Shares  are not
available for a particular fund, into the Class A Shares of the Fund.

     Permissible  exchanges into Class A Shares of the Fund will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class C
Shares of the Fund will be made without the imposition of a CDSC by the Delaware
Investments  Fund  from  which  the  exchange  is being  made at the time of the exchange.

     The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest  effectively in accordance  with its investment  objectives and policies,  or would otherwise potentially be adversely affected. A shareholder's purchase  exchanges  may be  restricted  or  refused  if the  Fund  receives  or anticipates  simultaneous  orders affecting  significant  portions of the Fund's assets.

     The Fund  discourages  purchases  by  market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Fund will  consider  anyone who  follows a pattern of market timing in any Delaware Investments Fund to be a market timer.

     Market timing of a Delaware  Investments  Fund occurs when  investors  make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments  Fund followed  quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments  Fund within the same calendar  quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining  whether market timing has occurred.  The Fund also reserves the right to consider other trading patterns as market timing.

     Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

                                      * * *

     The Fund has made available  certain  redemption  privileges,  as described below.  The Fund  reserves  the right to suspend or  terminate  these  expedited payment procedures upon 60 days' written notice to shareholders.

Written Redemption
     You  can  write  to the  Fund  at  2005  Market  Street,  Philadelphia,  PA
19103-7094  to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment  dealer of record.  For redemptions of more than $100,000,  or when the proceeds are not sent to the  shareholder(s)
at the address of record,  the Fund  requires a  signature  by all owners of the account and a signature  guarantee for each owner. A signature  guarantee can be obtained  from a commercial  bank,  a trust  company or a member of a Securities
Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its creditworthiness.  The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  generally are no longer issued for Class A Shares and
Institutional Class Shares. Certificates are not issued for Class C Shares.

Written Exchange
     You may also write to the Fund (at 2005  Market  Street,  Philadelphia,  PA
19103-7094)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments  Fund,  subject to the same  conditions and limitations as other exchanges noted above and in the Prospectuses.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you  hold  your  Class  A  Shares  or  Institutional  Class  Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account.  The Fund reserves the right to modify,  terminate or suspend these  procedures  upon 60 days' written notice to shareholders.  It may be difficult to reach the Fund by telephone during periods when  market  or  economic  conditions  lead to an  unusually  large  volume  of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible  for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to  such  telephone  transactions,  the  Fund  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  the  Fund or the  Transfer  Agent  may be  liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Fund Classes are generally tape  recorded,  and a written  confirmation  will be provided for all purchase,  exchange and  redemption  transactions  initiated by telephone.  By  exchanging  shares by  telephone,  you are  acknowledging  prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption  -- Check to Your  Address of Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption  --  Proceeds  to Your Bank:  Redemption  proceeds of
$1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should  authorize this service when you open your account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  business day after receipt of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the Shareholder  Service Center prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares into other Delaware Investments Funds, subject to the same conditions and limitations  as  other  exchanges  noted  above.  As with the  written  exchange service,  telephone  exchanges are subject to the  requirements  of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments Funds. Telephone exchanges may be subject to limitations as to amounts or  frequency.  The Transfer  Agent and the Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

MoneyLine(SM) On Demand
     You or your investment dealer may request  redemptions of Fund Class shares by phone using  MoneyLine(SM)  On Demand.  When you authorize the Fund to accept such requests  from you or your  investment  dealer,  funds will be deposited to
(for share redemptions) your pre-designated  bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.  For more information, see MoneyLine(SM) On Demand under Investment Plans and in this
Part B above.

Systematic Withdrawal Plans
     Shareholders  of the Fund  Classes  who own or  purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not  been  issued  may  establish  a  Systematic  Withdrawal  Plan  for  monthly withdrawals of $25 or more, or quarterly  withdrawals  of $75 or more,  although the  Fund  does  not  recommend  any  specific  amount  of  withdrawal.  This is particularly  useful  to  shareholders  living  on fixed  incomes,  since it can provide them with a stable  supplemental  amount.  This $5,000  minimum does not apply for investments made through  qualified  plans.  Shares purchased with the initial  investment  and through  reinvestment  of cash  dividends  and realized securities profits  distributions will be credited to the shareholder's  account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares  through a periodic  investment  program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments Funds or is investing in Delaware  Investments Funds which do not  carry a sales  charge.  Redemptions  of  Class A  Shares  pursuant  to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made  at net  asset  value  and a  dealer's  commission  has  been  paid on that purchase.  The applicable  Limited CDSC for Class A Shares and CDSC for C Shares
redeemed via a Systematic  Withdrawal  Plan will be waived if the annual  amount withdrawn in each year is less than 12% of the account  balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12%
of the  account  balance  on the date  that the  Systematic  Withdrawal  Plan is established,  all redemptions under the Plan will be subjected to the applicable
CDSC,  including an assessment for previously  redeemed  amounts under the Plan.
Whether  a waiver  of the CDSC is  available  or not,  the  first  shares  to be redeemed for each  Systematic  Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired  through  the  reinvestment  of  distributions.  See the Fund  Classes'
Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an  eligible  guarantor  institution.  The Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The Systematic Withdrawal Plan is not available to the Fund's Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent  Deferred  Sales  Charge for  Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value
     For  purchases  of  $1,000,000,  a Limited CDSC of 1.00% will be imposed on certain  redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) if shares are redeemed  during the first year after the purchase, if such purchases were made at NAV and triggered the payment by the  Distributor of the dealer's commission described above.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount  equal to the lesser of: (i) the NAV at the time of purchase of the Class
A Shares being  redeemed;  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another  Delaware  Investments fund and, in the event of an exchange  of Class A Shares,  the "net asset value of such shares at the time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions  of such Class A Shares held for more than one year will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another Delaware Investments Fund will not trigger the imposition of the Limited
CDSC at the time of such  exchange.  The period a  shareholder  owns shares into which Class A Shares are exchanged  will count towards  satisfying  the one-year holding  period.  The  Limited  CDSC is  assessed if such one year period is not satisfied  irrespective  of whether the redemption  triggering its payment is of
Class A Shares of the Fund or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please see the Fund Classes'  Prospectus for instances in which the Limited
CDSC  applicable  to Class A Shares and the CDSCs  applicable to C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes' Prospectus, certain retirement plans that contain  certain  legacy assets may redeem  shares  without  paying a CDSC.  The following plans may redeem shares without paying a CDSC:

     o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement plan alliance program  that  required  shares to be available at net asset value and
          RFS  served as the  sponsor of the  alliance  program or had a product participation  agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

     o    The redemption  must be made by any group  retirement  plan (excluding defined  benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program,  provided that (i) RFS was the sponsor of the alliance  program or had a product participation  agreement with the sponsor of the alliance  program and
          (ii)  RFS  provided  fully  bundled   retirement   plan  services  and
          maintained  participant  records  on  its  proprietary   recordkeeping
          system.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions
     [The Delaware  Large Cap Fund intends to pay out  substantially  all of its net investment income and net realized capital gains, if any, annually.

     All  dividends and any capital  gains will be  automatically  reinvested in additional  shares at the NAV of the  ex-dividend  date  unless,  in the case of shareholders in the Fund Classes,  an election to receive  dividends in cash has been made.  If you elect to take your  dividends and  distributions  in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your pre-designated bank account. See Systematic Withdrawal
Plans  above.   Dividend  payments  of  $1.00  or  less  will  be  automatically reinvested,  notwithstanding  a shareholder's  election to receive  dividends in cash.  If such a  shareholder's  dividends  increase to greater than $1.00,  the shareholder  would  have to file a new  election  in order  to  begin  receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  net asset value and the  dividend  option may be changed from cash to reinvest.  The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise  unable to locate the  shareholder or  verify  the  shareholder's  mailing  address.  These  costs  may  include  a percentage  of the account when a search  company  charges a  percentage  fee in exchange for their location services.

     Each  class  of  shares  of the  Fund  will  share  proportionately  in the investment  income and expenses of such Fund, except that, absent any applicable fee waiver,  Class A Shares,  Class C Shares and Class R Shares alone will incur distribution fees under their respective 12b-1 Plans.]

Taxes
     Distributions of Net Investment  Income. The Fund receives income generally in  the  form  of  dividends  and  interest  on  its  investments  in  portfolio securities.  This income,  less expenses  incurred in the operation of the Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions by the Fund from such income
(other than qualified  dividends)  will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

     Distributions  of Capital Gains.  The Fund may derive capital gain and loss in connection  with sales or other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of  Foreign  Withholding  Taxes.  The Fund may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's distributions paid to you.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by the  Fund.  Similarly,  foreign  exchange  losses  realized  on the sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs).  When investing in PFIC securities,  the Fund intends to mark-to-market these  securities  and  recognize  any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses) are  treated as ordinary  income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends when  distributed to you by the
Fund.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have not held  Fund  shares  for a full  year,  the Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income  that is not  equal to the  actual  amount of such  income earned during the period of your investment in the Fund.  Taxable  Distributions declared by the Fund in December,  but paid in January, are taxable to you as if they were paid in December.

     Election to be Taxed as a Regulated Investment Company. The Fund intends to elect to be treated as a regulated  investment company under Subchapter M of the
Internal  Revenue Code and intends to so qualify during the current fiscal year.
As a regulated  investment company, the Fund generally pay no federal income tax on the income and gains it  distributes  to you. The Board of Trustees  reserves the right not to  distribute  the Fund's net  long-term  capital  gain or not to maintain the qualification of the Fund as a regulated  investment  company if it determines  such a course of action to be  beneficial  to  shareholders.  If net long-term  capital  gain is retained,  the Fund would be taxed on the gain,  and shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company,  the Fund would be subject to federal,  and possibly  state,  corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of such Fund's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, the Fund must meet certain specific requirements, including:

     (i)     The Fund must  maintain a  diversified  portfolio  of  securities, wherein no security,  including the  securities of a qualified  publicly  traded partnership  (other than U.S.  government  securities  and  securities  of other regulated investment  companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets,  no investment  (other than cash and cash items,  U.S.  government  securities and securities of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii)    The Fund  must  derive  at least  90% of its  gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with respect to its business of investing in such stock, securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii)   The Fund must distribute to its shareholders at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax Distribution  Requirements.  As a regulated  investment company, the Fund is  required  to  distribute  its income  and gains on a calendar  year basis, regardless of the Fund's fiscal year end as follows:

          Required  Distributions.  To  avoid  federal  excise  taxes,  the Code requires  the  Fund to  distribute  to you by  December  31 of each  year,  at a minimum, the following amounts: 98% of its taxable ordinary income earned during the  calendar  year;  98% of its  capital  gain net  income  earned  during  the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year. The Fund intends to declare and pay these  distributions in
December  (or to pay them in  January,  in which  case  you must  treat  them as received in December) but can give no assurances that its distributions  will be sufficient to eliminate all taxes.

          Post-October  Losses.  Because the  periods for  measuring a regulated investment  company's  income are  different  for excise and income tax purposes special rules are required to protect the amount of earnings and profits  needed to support excise tax  distributions.  For instance,  if a regulated  investment company that uses October 31st as the measurement  period for paying out capital gain net income  realizes  a net  capital  loss after  October 31 and before the close of its taxable year, the fund likely would have insufficient  earnings and profits for that taxable year to support the dividend  treatment of its required distributions  for that  calendar  year.  Accordingly,  the Fund is permitted to elect to treat net capital  losses  realized  between  November 1 and its fiscal year end of April 30 ( "post-October loss") as occurring on the first day of the following tax year (i.e., May 1).

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and redemptions (including redemptions in kind) are taxable transactions for federal and state  income tax  purposes.  If you redeem  your Fund  shares the  Internal
Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis-- A Shares only. In reporting gain or loss on the sale of your Fund  shares,  you may be  required  to adjust your basis in the shares you sell under the following circumstances:

      IF:

               o    In your  original  purchase of Fund  shares,  you received a
                    reinvestment   right  (the  right  to  reinvest  your  sales
                    proceeds at a reduced or with no sales charge), and

               o    You sell some or all of your original  shares within 90 days of their purchase, and

               o    You  reinvest  the sales  proceeds in the Fund or in another
                    Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment or reporting  requirements that must be met by the
Fund.  Income on investments by the Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal agency-backed  obligations (e.g., Government National Mortgage
Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends  paid by the Fund may be qualified  dividends  eligible for taxation at long-term  capital  gain rates.  This reduced rate  generally is available for dividends  paid by the Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

     Both  the  Fund  and  the  investor  must  meet  certain   holding   period
requirements  to qualify Fund dividends for this  treatment.  Specifically,  the
Fund  must  hold the  stock  for at  least 61 days  during  the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their  Fund  shares for at least 61 days  during  the  121-day  period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date  following  the  declaration  of a dividend  on which the purchaser  of stock is not  entitled  to  receive  the  dividend  payment.  When counting the number of days you held your Fund shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year,  the Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders,
a  portion   of  the   dividends   paid  by  the  Fund  may   qualify   for  the
dividends-received  deduction. The portion of dividends paid by the Fund that so qualifies  will  be  designated  each  year in a  notice  mailed  to the  Fund's shareholders,  and cannot  exceed the gross amount of dividends  received by the
Fund from  domestic  (U.S.)  corporations  that  would  have  qualified  for the dividends-received  deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming the  deduction.  The amount that the Fund may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous  special  and  complex tax rules.  These rules could  accelerate the  recognition  of income by the Fund (possibly  causing the
Fund to sell  securities to raise the cash for necessary  distributions)  and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the
Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect  whether gain or loss  recognized by the Fund is treated as ordinary or capital,  or as interest or dividend  income.  These rules could, therefore,  affect the amount,  timing or character of the income distributed to you by the Fund. For example:

     Derivatives. The Fund is permitted to invest in certain options and futures contracts such as broad-based stock indexes and stock index futures. If the Fund makes these investments,  it could be required to mark-to-market these contracts and realize any  unrealized  gains and losses at its fiscal year end even though it continues to hold the  contracts.  Under these rules,  gains or losses on the contracts  generally would be treated as 60% long-term and 40% short-term gains.
In  determining  its net income for excise tax purposes,  the Fund also would be required  to  mark-to-market  these  contracts  annually  as of  October 31 (for capital gain net income) and December 31 (for taxable ordinary  income),  and to realize and distribute any resulting income and gains.

     Short sales and securities  lending  transactions.  The Fund's entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of  taxation  on  qualified  dividend  income,  and,  to the  extent  that  debt securities are loaned,  will generally not qualify as qualified  interest income for foreign withholding tax purposes.

     Tax straddles.  The Fund's  investment in options and futures  contracts in connection with certain hedging  transactions  could cause it to hold offsetting positions  in  securities.  If the Fund's risk of loss with  respect to specific securities  in its  portfolio is  substantially  diminished  by the fact that it holds  other  securities,  the Fund could be deemed to have  entered  into a tax
"straddle"  or to hold a  "successor  position"  that  would  require  any  loss realized by it to be deferred for tax purposes.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Backup  Withholding.  By law,  the Fund must  withhold  a  portion  of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,

     o    certify that this number is correct,

     o    certify that you are not subject to backup withholding, and

     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Fund  also  must  withhold  if the  IRS  instructs  it to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital gain  dividends  paid by the Fund from either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related  Dividends.  Also,  interest-related dividends paid by the
Fund from qualified  interest  income are not subject to U.S.  withholding  tax.
"Qualified interest income" includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation or  partnership in which the Fund is a 10-percent  shareholder or is
contingent  interest,  and  (4)  any  interest-related   dividend  from  another
regulated investment company.

     Limitations on Tax Reporting for Interest-Related  dividends and Short-term
Capital Gain dividends for non-U.S. investors. While the Fund makes every effort to disclose any amounts of  interest-related  dividends and  short-term  capital gains distributed to its non-U.S. shareholders,  intermediaries who have assumed tax  reporting  responsibilities  on  these  distributions  may not  have  fully developed  systems that will allow these tax  withholding  benefits to be passed through to them.

     Other.  Ordinary  dividends  paid by the Fund to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for  dividends  paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of
the  quarter   immediately   preceding  the  decedent's   death  that  are  debt
obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This  discussion of "DISTRIBUTIONS AND TAXES" is not intended or written to be used as tax  advice  and does  not  purport  to deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

                             PERFORMANCE INFORMATION

     To obtain the Fund's  most  current  performance  information,  please call
(800) 523-1918 or visit www.delawareinvestments.com.

     The Fund  calculates its total returns for each Class of shares  separately on an "annual  total  return" basis for various  periods.  Average  annual total return reflects the average annual  percentage  change in value of an investment in the Class over the measuring  period.  Total returns for each Class of shares also may be calculated on an "aggregate total return" basis for various periods.
Aggregate  total return reflects the total  percentage  change in value over the measuring  period.  Both methods of calculating  total return reflect changes in the  price  of the  shares  and  assume  that any  dividends  and  capital  gain distributions  made by the Fund with  respect  to a Class  during the period are reinvested in the shares of that Class.  When  considering  average total return figures  for  periods  longer than one year,  it is  important  to note that the annual  total  return of a Class for any one year in the period  might have been more or less than the average for the entire period. The Fund also may advertise from  time to time the  total  return  of one or more  Classes  of  shares  on a
year-by-year  or  other  basis  for  various   specified  periods  by  means  of
quotations,  charts, graphs or schedules.  Performance  quotations represent the
Fund's past performance and should not be considered as representative of future results.  The  Fund  will  calculate  its  performance  in  accordance  with the requirements  of the rules and  regulations  under the 1940 Act,  as they may be revised from time to time by the SEC.

                      APPENDIX A - DESCRIPTIONS OF RATINGS

Bonds
     Excerpts from Moody's Investors Service,  Inc.  ("Moody's")  description of its bond ratings:  Aaa--judged  to be the best quality.  They carry the smallest degree of investment  risk;  Aa--judged to be of high quality by all  standards;
A--possess   favorable  attributes  and  are  considered  "upper  medium"  grade obligations;  Baa--considered as medium grade obligations. Interest payments and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered  as well  assured.  Often the  protection  of interest and  principal payments may be very moderate and thereby not well safeguarded  during both good and bad times over the future.  Uncertainty of position  characterizes  bonds in this class;  B--generally  lack  characteristics  of the  desirable  investment.
Assurance of interest and principal payments or of maintenance of other terms of the  contract  over  any long  period  of time may be  small;  Caa--are  of poor standing.  Such  issues may be in default  or there may be present  elements  of danger with respect to principal or interest;  Ca--represent  obligations  which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;  C--the lowest rated class of bonds and issues so rated can be  regarded as having  extremely  poor  prospects  of ever  attaining  any real investment standing.

     Excerpts from Standard & Poor's  ("S&P")  description  of its bond ratings:
AAA--highest grade  obligations.  They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the  majority  of  instances  differ  from AAA  issues  only in a small  degree;
A--strong ability to pay interest and repay principal  although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest  and  repay  principal;  BB,  B,  CCC,  CC--regarded,  on  balance,  as predominantly  speculative  with  respect to capacity to pay  interest and repay principal in  accordance  with the terms of the  obligation.  BB  indicates  the lowest degree of  speculation  and CC the highest degree of  speculation.  While such debt will likely have some quality and  protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions;  C--reserved  for income  bonds on which no  interest is being paid;
D--in  default,  and payment of interest  and/or  repayment  of  principal is in arrears.

         APPENDIX B -- STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

Stock Index Futures Contracts
     To the extent  described in the  Prospectus  and  Statement  of  Additional
Information,  the Fund may  purchase  and sell stock  index  futures  contracts, options thereon and options on stock indexes.  Stock index futures contracts are commodity  contracts  listed on  commodity  exchanges.  They  presently  include contracts on the S&P 500 Index and such other broad stock market  indexes as the
New York Stock Exchange Composite Stock Index and the Value Line Composite Stock
Index, as well as narrower  "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock  Exchange  Utilities  Stock Index.  A stock index assigns relative values to common stocks included in the index and the index  fluctuates with the value of the common stocks so included.  A futures  contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified  future date in an  amount  determined  by the  stock  index on the last  trading  day of the contract.  The amount is a specified  dollar amount (usually $100 or $500) times the difference  between the index value on the last trading day and the value on the day the contract was struck.

     For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock  Exchange.  The S&P 500 Index  assigns relative  weightings to the common stocks  included in the Index,  and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract  would be $75,000
(150 x $500).  Unlike other futures  contracts,  a stock index futures  contract specifies  that no delivery of the actual  stocks  making up the index will take place.  Instead,  settlement  in cash must  occur  upon the  termination  of the contract with the settlement  amount being the  difference  between the contract price and the actual level of the stock index at the expiration of the contract.
For  example  (excluding  any  transaction  costs),  if the Fund enters into one futures  contract  to buy the S&P 500  Index  at a  specified  future  date at a contract  value of 150 and the S&P 500 Index is at 154 on that future date,  the
Fund will gain $500 x (154-150)  or $2,000.  If the Fund enters into one futures contract  to sell the S&P 500 Index at a  specified  future  date at a  contract value of 150 and the S&P 500 Index is at 152 on that future date,  the Fund will lose $500 x (152-150) or $1,000.

     Unlike the purchase or sale of an equity  security,  no price would be paid or received by the Fund upon entering into stock index futures  contracts.  Upon entering  into a  contract,  the Fund  would be  required  to  deposit  with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S.  Treasury  bills  equal to a portion of the  contract  value.  This amount is known as  "initial  margin."  The nature of initial  margin in futures transactions  is different from that of margin in security  transactions in that futures contract margin does not involve  borrowing funds by the Fund to finance the transactions.  Rather,  the initial margin is in the nature of a performance bond or good faith  deposit on the  contract  that is  returned to the Fund upon termination  of the contract,  assuming all  contractual  obligations  have been satisfied.

     Subsequent  payments,  called  "variation  margin,"  to and from the broker would  be made on a daily  basis  as the  price of the  underlying  stock  index fluctuates,  making the long and short  positions in the  contract  more or less valuable, a process known as "marking to the market." For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the  underlying  stock index has risen,  the Fund will  receive from the broker a  variation  margin  payment  equal to that  increase in value.
Conversely,  if the price of the underlying stock index declines, the Fund would be  required  to make a  variation  margin  payment to the  broker  equal to the decline in value.

     The Fund intends to use stock index futures  contracts and related  options for  hedging  and not for  speculation.  Hedging  permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example,  the Fund may find itself with a high cash  position at the  beginning of a market  rally.
Conventional  procedures of purchasing a number of individual  issues entail the lapse of time and the possibility of missing a significant  market movement.  By using futures  contracts,  the Fund can obtain immediate  exposure to the market and benefit from the beginning  stages of a rally.  The buying  program can then proceed,  and once it is completed  (or as it  proceeds),  the  contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures  contracts to sell units of an index and  individual  stocks can be sold over a longer period under cover of the resulting short contract position.

     The Fund may enter  into  contracts  with  respect  to any  stock  index or sub-index.  To hedge the Fund's portfolio  successfully,  however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a  significant  correlation  with  movements  in the  prices of the  Fund's portfolio securities.

     Options on Stock Index Futures  Contracts.  To the extent  described in the
Prospectus  and/or  this  Part B, the Fund  may  purchase  and sell put and call options  on stock  index  futures  contracts  which are  traded on a  recognized exchange or board of trade as a hedge  against  changes in the market,  and will enter  into  closing  transactions  with  respect to such  options to  terminate existing  positions.  An  option on a stock  index  futures  contract  gives the purchaser  the right,  in return for the premium paid, to assume a position in a stock index futures contract at a specified  exercise price at any time prior to the  expiration  date of the option.  A call option gives the  purchaser of such option  the  right to buy,  and it  obliges  its  writer  to sell,  a  specified underlying  futures contract at a specified  exercise price at any time prior to the expiration date of the option.  A purchaser of a put option has the right to sell,  and the writer has the  obligation  to buy, such contract at the exercise price during the option period.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account,  which  represents  the amount by which the market price of the futures contract exceeds,  in the case of a call, or is less than, in the case of a put, the  exercise  price of the  option  on the  futures  contract.  If an option is exercised  on the last trading day prior to the  expiration  date of the option, the settlement will be made entirely in cash equal to the difference between the exercise  price of the option and the closing  price of the stock index  futures contract on the  expiration  date.  The Fund will pay a premium  for  purchasing options on stock  index  futures  contracts.  Because the value of the option is fixed at the point of sale,  there are no daily cash payments to reflect changes in the value of the underlying  contract;  however, the value of the option does change  daily and that change  would be  reflected in the net asset value of the
Fund.  In  connection  with  the  writing  of  options  on stock  index  futures contracts,  the Fund will  make  initial  margin  deposits  and make or  receive maintenance  margin  payments  that reflect  changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     Purchase of Put Options on Futures  Contracts.  The Fund will  purchase put options on futures  contracts if the Fund's  investment  advisor  anticipates  a market  decline.  A put option on a stock index  futures  contract  becomes more valuable  as the market  declines.  By  purchasing  put  options on stock  index futures  contracts  at a time when the Fund's  investment  advisor  expects  the market to decline,  the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     Purchase of Call Options on Futures Contracts.  The Fund will purchase call options  on stock  index  futures  contracts  if the Fund's  investment  advisor anticipates  a market  rally.  The  purchase  of a call  option on a stock index futures contract  represents a means of obtaining  temporary  exposure to market appreciation  at limited  risk.  A call option on such a contract  becomes  more valuable as the market  appreciates.  The Fund will  purchase a call option on a stock index futures  contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the  anticipated  rise in the value
of  equity  securities   without  actually  buying  them  until  the  market  is
stabilized.  At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

     Writing Call Options on Futures Contracts. The Fund will write call options on stock index futures contracts if the Fund's investment advisor  anticipates a market decline. As the market declines, a call option on such a contract becomes less  valuable.  If the futures  contract  price at  expiration of the option is below the exercise  price,  the option will not be  exercised  and the Fund will retain the full amount of the option  premium.  Such  amount  provides a partial hedge  against  any  decline  that may have  occurred  in the  Fund's  portfolio securities.

     Writing Put Options on Futures  Contracts.  The Fund will write put options on stock index futures contracts if the Fund's investment advisor  anticipates a market rally. As the market  appreciates,  a put option on a stock index futures contract  becomes less valuable.  If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option  premium.  Such  amount  can  then be used by the  Fund to buy  portfolio securities when the market has stabilized.

     Risks Relating to Options on Stock Index Futures Contracts. Compared to the
purchase or sale of futures  contracts,  the  purchase of call or put options on futures  contracts  involves less potential risk to the Fund because the maximum amount at risk is the premium  paid for the options  (plus  transaction  costs).
However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the underlying index.

     The writing of a put or call option on a futures  contract  involves  risks similar to those relating to transactions  in futures  contracts as described in the  Prospectus  and  Statement  of  Additional  Information.  By writing a call option, the Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures contract,  which may have a value higher than the exercise price.
Conversely,  the  writing  of a put  option on a futures  contract  generates  a premium,  but the Fund becomes obligated to purchase a futures  contract,  which may have a value lower than the exercise price. The loss incurred by the Fund in writing  options on  futures  contracts  may  exceed  the amount of the  premium received.

     The holder or writer of an option on a futures  contract may  terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee  that such  closing  transactions  can be  effected.  The Fund's ability to establish  and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Finally,  the Fund's purchase or sale of put or call options on stock index futures contracts will be based upon predictions as to anticipated market trends by the  Fund's  investment  advisor  or  sub-advisor,  which  could  prove to be inaccurate.  Even  if the  expectations  of the  Fund's  investment  advisor  or sub-advisor  are  correct,  there may be an  imperfect  correlation  between the change in the value of the options and of the Fund's portfolio securities.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits.  The following exhibits are incorporated by reference to the
          Registrant's  previously  filed  documents  indicated below, except as noted:

          (a)  Agreement and Declaration of Trust.

               (1)  Executed  Agreement and  Declaration of Trust  (December 17,
                    1998)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 37 filed December 14, 1999.

               (2)  Executed   Certificate   of  Trust   (December   17,   1998)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 37 filed December 14, 1999.

          (b)  By-Laws. Amended and Restated By-Laws (May 19, 2005) incorporated into this filing by reference to Post-Effective  Amendment No. 47 filed August 26, 2005.

          (c)  Instruments Defining the Rights of Security Holders.

               (1)  Agreement and  Declaration of Trust.  Articles III, V and VI
                    of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 37 filed
                    December 14, 1999.

               (2)  By-Laws. Article II of Amended and Restated By-Laws (May 19,
                    2005)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 47 filed August 26, 2005.

          (d)  Investment Management Agreements.

               (1)  Executed Investment Management Agreement (December 15, 1999)
                    between  Delaware  Management  Company (a series of Delaware
                    Management  Business  Trust) and the Registrant on behalf of
                    Delaware Select Growth Fund incorporated into this filing by reference to  Post-Effective  Amendment No. 39 filed May 25,
                    2001.

          (e)  Underwriting Contracts.

               (1)  Distribution Agreements.

                    (i)  Executed Distribution  Agreement (May 15, 2003) between
                         Delaware  Distributors,  L.P.  and  the  Registrant  on
                         behalf of each Fund  incorporated  into this  filing by
                         reference to Post-Effective Amendment No. 44 filed June
                         30, 2003.

                    (ii) Executed   Second   Amended  and   Restated   Financial
                         Intermediary  Distribution  Agreement (August 21, 2003)
                         between  Lincoln  Financial   Distributors,   Inc.  and
                         Delaware Distributors, L.P. on behalf of the Registrant
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective Amendment No. 45 filed June 29, 2004.

                    (iii)Executed   Amendment   No.  1  (October  31,  2005)  to
                         Appendix A to Second  Amended  and  Restated  Financial
                         Intermediary Distribution Agreement attached as Exhibit
                         No. EX-99.e.1.iii.

               (2)  Dealer's  Agreement  (January 2001)  incorporated  into this filing by reference to Post-Effective Amendment No. 42 filed
                    June 28, 2002.

               (3)  Vision  Mutual  Fund  Gateway(R)Agreement   (November  2000)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 42 filed June 28, 2002.

               (4)  Registered  Investment  Advisers  Agreement  (January  2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 42 filed June 28, 2002.

               (5)  Bank/Trust  Agreement  (August 2004)  incorporated into this filing by reference to Post-Effective Amendment No. 46 filed
                    June 29, 2005.

          (f)  Bonus or Profit Sharing Contracts. Not applicable.

          (g)  Custodian Agreement.

               (1)  Executed  Amended  and  Restated  Mutual  Fund  Custody  and
                    Services  Agreement (May 16, 2002) between Mellon Bank, N.A.
                    and  the  Registrant   incorporated   into  this  filing  by
                    reference to  Post-Effective  Amendment  No. 47 filed August
                    26, 2005.

               (2)  Amendment  No. 1 to Appendix D of the  Amended and  Restated
                    Mutual Fund Custody and Services Agreement  (September 2003)
                    between Mellon Bank,  N.A. and the  Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 45 filed June 29, 2004.

               (3)  Executed  Amendment  (November  28, 2003) to the Amended and
                    Restated Mutual Fund Custody and Services  Agreement between
                    Mellon Bank, N.A. and the Registrant  incorporated into this filing by reference to Post-Effective Amendment No. 47 filed
                    August 26, 2005.

               (4)  Executed Securities Lending  Authorization  (March 12, 2002)
                    between Mellon Bank,  N.A. and the  Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 42 filed June 28, 2002.

          (h)  Other Material Contracts.

               (1)  Executed  Shareholder  Services  Agreement  (April 19, 2001)
                    between Delaware Service Company, Inc. and the Registrant on behalf  of  each  Fund  incorporated  into  this  filing  by reference to Post-Effective  Amendment No. 42 filed June 28,
                    2002.

                    (i)  Executed   Schedule   A  (August   24,   2001)  to  the
                         Shareholder  Services Agreement  incorporated into this
                         filing by reference to Post-Effective  Amendment No. 45
                         filed June 29, 2004.

                    (ii) Executed  Schedule B (May 19, 2005) to the  Shareholder
                         Services    Agreement    attached    as   Exhibit   No.
                         EX-99.h.1.ii.

                    (iii)Executed Letter  Amendment to the Shareholder  Services
                         Agreement  (August  23,  2002)  incorporated  into this
                         filing by reference to Post-Effective  Amendment No. 45
                         filed June 29, 2004.

               (2)  Executed Fund Accounting Agreement (August 19, 1996) between
                    Delaware Service Company,  Inc. and the Registrant on behalf of each Fund  incorporated  into this filing by reference to
                    Post-Effective   Amendment  No.  30  filed  June  27,  1997,
                    Post-Effective  Amendment  No.  33 filed  June 29,  1998 and
                    Post-Effective Amendment No. 34 filed May 11, 1999.

                    (i)  Executed  Schedule  B (May 19,  2005)  to the  Delaware
                         Investments  Family of Funds Fund Accounting  Agreement
                         attached as Exhibit No. EX-99.h.2.i.

                    (ii) Executed   Amendment  No.  30  (October  31,  2005)  to
                         Schedule A to the Delaware  Investments Family of Funds
                         Fund  Accounting  Agreement  attached  as  Exhibit  No.
                         EX-99.h.2.ii.

          (i)  Legal  Opinion.  Opinion and Consent of  Counsel.  (December  14,
               1999)   incorporated   into   this   filing   by   reference   to
               Post-Effective Amendment No. 37 filed December 14, 1999.

          (j)  Other Opinions.

               Not applicable.

          (k)  Omitted Financial Statements. Not applicable.

          (l)  Initial   Capital   Agreements.   Letter  of  Investment   Intent
               incorporated  into this  filing  by  reference  to  Pre-Effective
               Amendment No. 1.

          (m)  Rule 12b-1 Plans.

               (1)  Plan under Rule 12b-1 for Class A (April 19, 2001) on behalf of each Fund  incorporated  into this filing by reference to
                    Post-Effective Amendment No. 39 filed May 25, 2001.

               (2)  Plan under Rule 12b-1 for Class B (April 19, 2001) on behalf of each Fund  incorporated  into this filing by reference to
                    Post-Effective Amendment No. 39 filed May 25, 2001.

               (3)  Plan under Rule 12b-1 for Class C (April 19, 2001) on behalf of each Fund  incorporated  into this filing by reference to
                    Post-Effective Amendment No. 39 filed May 25, 2001.

               (4)  Plan under  Rule 12b-1 for Class R (May 15,  2003) on behalf of each Fund attached as Exhibit No. EX-99.m.4.

          (n)  Rule 18f-3 Plan. Plan under Rule 18f-3 (May 15, 2003) attached as
               Exhibit No. EX-99.n.

          (o)  Reserved. Not applicable.

          (p)  Codes of Ethics.

               (1)  Code of Ethics for the Delaware  Investments Family of Funds
                    (February 2006) attached as Exhibit No. EX-99.p.1.

               (2)  Code of Ethics for Delaware Investments (Delaware Management
                    Company, a series of Delaware Management Business Trust, and
                    Delaware  Distributors,  L.P.)  (February  2006) attached as
                    Exhibit No. EX-99.p.2.

               (3)  Code of Ethics  for  Lincoln  Financial  Distributors,  Inc.
                    (December 2005) attached as Exhibit No. EX-99.p.3.

          (q)  Other.  Powers of Attorney (May 18, 2005)  incorporated into this filing by reference to Post-Effective Amendment No. 46 filed June
               29, 2005.

Item 24.  Persons Controlled by or Under Common Control with Registrant.  None.

Item 25.  Indemnification.  Article VI of the Amended and Restated  By-Laws (May
          19, 2005) incorporated into this filing by reference to Post-Effective
          Amendment No. 47 filed August 26, 2005.

Item 26.  Business and Other Connections of Investment Advisor.

          Delaware  Management  Company  (the  "Manager"),  a series of Delaware
          Management  Business  Trust,  serves  as  investment  manager  to  the
          Registrant  and also serves as investment  manager or  sub-advisor  to certain of the other funds in the Delaware Investments Funds (Delaware
          Group  Adviser  Funds,  Delaware  Group Cash Reserve,  Delaware  Group
          Equity Funds I, Delaware Group Equity Funds II,  Delaware Group Equity
          Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds
          V,  Delaware  Group   Foundation   Funds,   Delaware  Group  Global  &
          International  Funds,  Delaware Group Government Fund,  Delaware Group
          Income Funds,  Delaware Group Limited-Term  Government Funds, Delaware
          Group State  Tax-Free  Income Trust,  Delaware  Group  Tax-Free  Fund,
          Delaware  Group Tax-Free Money Fund,  Delaware  Investments  Municipal
          Trust,  Delaware Pooled Trust,  Delaware VIP Trust,  Voyageur  Insured
          Funds,  Voyageur  Intermediate  Tax-Free Funds, Voyageur Mutual Funds,
          Voyageur   Mutual  Funds  II,  Voyageur   Tax-Free   Funds,   Delaware
          Investments  Dividend  and Income  Fund,  Inc.,  Delaware  Investments
          Global Dividend and Income Fund, Inc.,  Delaware  Investments  Arizona
          Municipal Income Fund,  Inc.,  Delaware  Investments  Colorado Insured
          Municipal  Income Fund,  Inc.,  Delaware  Investments  Florida Insured
          Municipal  Income Fund and Delaware  Investments  Minnesota  Municipal
          Income Fund II, Inc.) as well as to certain non-affiliated  registered investment  companies.  In addition,  certain  officers of the Manager also  serve as  trustees  of other  Delaware  Investments  Funds,  and certain  officers are also  officers of these other  funds.  A company indirectly  owned by the  Manager's  parent  company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see
          Item 27  below)  and  another  such  company  acts as the  shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

          The following  persons serving as directors or officers of the Manager have held the following  positions  during the past two years.  Unless otherwise noted,  the principal  business address of the directors and officers  of the  Manager  is 2005  Market  Street,  Philadelphia,  PA
          19103-7094.

---------------------------- ----------------------------- ----------------------------- -----------------------------------
Name and Principal           Positions and Offices with    Positions and Offices with
Business Address             Manager                       Registrant                    Other Positions and Offices Held
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Jude T. Driscoll             President/Chief Executive     Chairman/President/           Mr. Driscoll has served in
                             Officer                       Chief Executive Officer       various executive capacities
                                                                                         within Delaware Investments

                                                                                         President/Chief Executive Officer
                                                                                         and Director -
                                                                                         Lincoln National Investments
                                                                                         Companies, Inc.

                                                                                         Director - HYPPCO Finance Company
                                                                                         Ltd.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Ryan K. Brist                Executive Vice                Executive Vice                Mr. Brist has served in various
                             President/Managing            President/Managing            executive capacities within
                             Director/Chief Investment     Director/Chief Investment     Delaware Investments
                             Officer - Fixed Income        Officer - Fixed Income
                                                                                         Vice President - Lincoln National
                                                                                         Income Fund, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
John C.E. Campbell           Executive Vice                None                          Mr. Campbell has served in
                             President/Global Marketing                                  various executive capacities
                             & Client Services                                           within Delaware Investments

                                                                                         President/Chief Executive Officer
                                                                                         - Optimum Fund Trust
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Patrick P. Coyne             Executive Vice President/     Executive Vice President/     Mr. Coyne has served in various
                             Managing Director/Chief       Managing Director/Chief       executive capacities within
                             Investment Officer - Equity   Investment Officer - Equity   Delaware Investments
                             Investments                   Investments
                                                                                         Managing Director - Fixed Income
                                                                                         - Lincoln National Investment
                                                                                         Companies, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Philip N. Russo(1)           Executive Vice                None                          Mr. Russo has served in various
                             President/Chief Financial                                   executive capacities within
                             Officer                                                     Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
See Yeng Quek                Executive Vice                Executive Vice                Mr. Quek has served in various
                             President/Managing            President/Managing            executive capacities within
                             Director/Chief Investment     Director/Chief Investment     Delaware Investments
                             Officer - Fixed Income        Officer - Fixed Income
                                                                                         Director/Trustee - HYPPCO Finance
                                                                                         Company Ltd.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Douglas L. Anderson          Senior Vice                   None                          Mr. Anderson has served in
                             President/Operations                                        various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Marshall T. Bassett          Senior Vice President/Chief   Senior Vice President/Chief   Mr. Bassett has served in various
                             Investment Officer -          Investment Officer -          executive capacities within
                             Emerging Growth Equity        Emerging Growth Equity        Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Joseph R. Baxter             Senior Vice President/Head    Senior Vice President/Head    Mr. Baxter has served in various
                             of Municipal Bond             of Municipal Bond             executive capacities within
                             Investments                   Investments                   Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Christopher S. Beck          Senior Vice                   Senior Vice                   Mr. Beck has served in various
                             President/Senior Portfolio    President/Senior Portfolio    executive capacities within
                             Manager                       Manager                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Michael P. Bishof            Senior Vice                   Senior Vice President/Chief   Mr. Bishof has served in various
                             President/Investment          Financial Officer             executive capacities within
                             Accounting                                                  Delaware Investments

                                                                                         Chief Financial Officer - Lincoln
                                                                                         National Income Fund, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Michael P. Buckley           Senior Vice                   Senior Vice                   Mr. Buckley has served in various
                             President/Director of         President/Director of         executive capacities within
                             Municipal Research            Municipal Research            Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Stephen R. Cianci            Senior Vice                   Senior Vice                   Mr. Cianci has served in various
                             President/Senior Portfolio    President/Senior Portfolio    executive capacities within
                             Manager                       Manager                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Robert F. Collins            Senior Vice                   Senior Vice                   Mr. Collins has served in various
                             President/Senior Portfolio    President/Senior Portfolio    executive capacities within
                             Manager                       Manager                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
James A. Forant              Senior Vice                   None                          Mr. Forant has served in various
                             President//Director,                                        executive capacities within
                             Technical Services                                          Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
Brian Funk                   Senior Vice                   Senior Vice                   Mr. Funk has served in various
                             President/Director of         President/Director of         executive capacities within
                             Credit Research               Credit Research               Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Brent C. Garrells            Senior Vice                   Senior Vice                   Mr. Garrells has served in
                             President/Senior Research     President/Senior Research     various executive capacities
                             Analyst                       Analyst                       within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Stuart M. George             Senior Vice President/Head    Senior Vice President/Head    Mr. George has served in various
                             of Equity Trader              of Equity Trader              executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Paul Grillo                  Senior Vice                   Senior Vice                   Mr. Grillo has served in various
                             President/Senior Portfolio    President/Senior Portfolio    executive capacities within
                             Manager                       Manager                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Jonathan Hatcher             Senior Vice                   Senior Vice                   Mr. Hatcher has served in various
                             President/Senior Research     President/Senior Research     executive capacities within
                             Analyst                       Analyst                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
William F. Keelan            Senior Vice                   Senior Vice                   Mr. Keelan has served in various
                             President/Director of         President/Director of         executive capacities within
                             Quantitative Research         Quantitative Research         Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
Carolyn McIntyre             Senior Vice President/Human   None                          Ms. McIntyre has served in
                             Resources                                                   various executive capacities
                                                                                         within Delaware Investments

                                                                                         Senior Vice President/Human
                                                                                         Resources - Lincoln National
                                                                                         Investment Companies, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Francis X. Morris            Senior Vice President/Chief   Senior Vice                   Mr. Morris has served in various
                             Investment Officer - Core     President/Director,           executive capacities within
                             Equity                        Fundamental Research/Senior   Delaware Investments
                                                           Portfolio Manager
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Brian L. Murray, Jr.         Senior Vice President/Chief   Senior Vice President/Chief   Mr. Murray has served in various
                             Compliance Officer            Compliance Officer            executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Susan L. Natalini            Senior Vice                   None                          Ms. Natalini has served in
                             President/Global Marketing                                  various executive capacities
                             & Client Services                                           within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Zoe Neale(2)                 Senior Vice President/Chief   Senior Vice President/Chief   Mr. Neale has served in various
                             Investment Officer -          Investment Officer -          executive capacities within
                             International Equity          International Equity          Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
D. Tysen Nutt(3)             Senior Vice President/Chief   Senior Vice President/Chief   Mr. Nutt has served in various
                             Investment Officer - Large    Investment Officer - Large    executive capacities within
                             Cap Value Equity              Cap Value                     Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
David P. O'Connor            Senior Vice                   Senior Vice President/        Mr. O'Connor has served in
                             President/Strategic           Strategic Investment          various executive capacities
                             Investment Relationships      Relationships and             within Delaware Investments
                             and Initiatives/General       Initiatives/ General
                             Counsel                       Counsel/Chief Legal Officer   Vice President/ General Counsel -
                                                                                         Lincoln National Investment
                                                                                         Companies, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
John J. O'Connor             Senior Vice                   Senior Vice                   Mr. O'Connor has served in
                             President/Investment          President/Treasurer           various executive capacities
                             Accounting                                                  within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Philip R. Perkins            Senior Vice                   Senior Vice                   Mr. Perkins has served in various
                             President/Senior Portfolio    President/Senior Portfolio    executive capacities within
                             Manager                       Manager                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Timothy L. Rabe              Senior Vice                   Senior Vice President/Head    Mr. Rabe has served in various
                             President/Senior Portfolio    of High Yield                 executive capacities within
                             Manager/Head of High Yield                                  Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Richard Salus                Senior Vice President/        None                          Mr. Salus has served in various
                             Controller/Treasurer                                        executive capacities within
                                                                                         Delaware Investments

                                                                                         Vice President/Deputy Controller
                                                                                         - Lincoln National Investment
                                                                                         Companies, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
James L. Shields             Senior Vice President/Chief   None                          Mr. Shields has served in various
                             Information Officer                                         executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Jeffrey S. Van Harte(4)      Senior Vice President/Chief   Senior Vice President/Chief   Mr. Van Harte has served in
                             Investment Officer - Focus    Investment Officer - Focus    various executive capacities
                             Growth Equity                 Growth Equity                 within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Gary T. Abrams               Vice President/Senior         None                          Mr. Abrams has served in various
                             Equity Trader                                               executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Christopher S. Adams         Vice President/Portfolio      Vice President/Portfolio      Mr. Adams has served in various
                             Manager/Senior Equity         Manager/Senior Equity         executive capacities within
                             Analyst                       Analyst                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Damon J. Andres              Vice President/Senior         Vice President/Senior         Mr. Andres has served in various
                             Portfolio Manager             Portfolio Manager             executive capacities within
                                                                                         Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
Margaret MacCarthy Bacon(5)  Vice President/ Investment    None                          Ms. Bacon has served in various
                             Specialist                                                  executive capacities within
                                                                                         Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
Todd Bassion(6)              Vice President/Senior         Vice President/Senior         Mr. Bassion has served in various
                             Research Analyst              Research Analyst              executive capacities within
                                                                                         Delaware Investments

---------------------------- ----------------------------- ----------------------------- -----------------------------------
Richard E. Biester           Vice President/Equity Trader  None                          Mr. Biester has served in various
                                                                                         executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Christopher J. Bonavico(7)   Vice President/Senior         Vice President/Senior         Mr. Bonavico has served in
                             Portfolio Manager, Equity     Portfolio Manager, Equity     various executive capacities
                             Analyst                       Analyst                       within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Vincent A. Brancaccio        Vice President/Senior         None                          Mr. Brancaccio has served in
                             Equity Trader                                               various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Kenneth F. Broad(8)          Vice President/Senior         Vice President/Senior         Mr. Broad has served in various
                             Portfolio Manager, Equity     Portfolio Manager, Equity     executive capacities within
                             Analyst                       Analyst                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Mary Ellen M. Carrozza       Vice President/Client         Vice President/Client         Ms. Carrozza has served in
                             Services                      Services                      various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Stephen G. Catricks          Vice President/Portfolio      Vice President/Portfolio      Mr. Catricks has served in
                             Manager                       Manager                       various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Anthony G. Ciavarelli        Vice President/Assistant      Vice President/Associate      Mr. Ciavarelli has served in
                             General Counsel/ Assistant    General Counsel/ Assistant    various executive capacities
                             Secretary                     Secretary                     within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
David F. Connor              Vice President/Deputy         Vice President/Associate      Mr. Connor has served in various
                             General Counsel/ Assistant    General Counsel/ Secretary    executive capacities within
                             Secretary                                                   Delaware Investments

                                                                                         Vice President/Deputy General
                                                                                         Counsel/ Secretary - Lincoln
                                                                                         National Investment Companies,
                                                                                         Inc.

                                                                                         Secretary - Lincoln National
                                                                                         Income Fund, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Stephen J. Czepiel           Vice President/Senior         None                          Mr. Czepiel has served in various
                             Municipal Bond Trader                                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Joseph F. DeMichele          Vice President/High Grade     None                          Mr. DeMichele has served in
                             Trading                                                     various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Christopher M. Ericksen(9)   Vice President/Portfolio      Vice President/Portfolio      Mr. Ericksen has served in
                             Manager, Equity Analyst       Manager, Equity Analyst       various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Joel A. Ettinger             Vice President/Taxation       Vice President/Taxation       Mr. Ettinger has served in
                                                                                         various executive capacities
                                                                                         within Delaware Investments

                                                                                         Vice President/Taxation - Lincoln
                                                                                         National Investment Companies,
                                                                                         Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Phoebe W. Figland            Vice President/ Investment    Vice President/ Investment    Ms. Figland has served in various
                             Accounting                    Accounting                    executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Joseph Fiorilla              Vice President/Trading        None                          Mr. Fiorilla has served in
                             Operations                                                  various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Charles E. Fish              Vice President/Senior         None                          Mr. Fish has served in various
                             Equity Trader                                               executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Clifford M. Fisher           Vice President/Senior         None                          Mr. Fisher has served in various
                             Municipal Bond Trader                                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Patrick G. Fortier(10)       Vice President/ Portfolio     Vice President/ Portfolio     Mr. Fortier has served in various
                             Manager, Equity Analyst       Manager, Equity Analyst       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Denise A. Franchetti         Vice President/Portfolio      Vice President/Portfolio      Ms. Franchetti has served in
                             Manager/Municipal Bond        Manager/Municipal Bond        various executive capacities
                             Credit Analyst                Credit Analyst                within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
James A. Furgele             Vice President/ Investment    Vice President/ Investment    Mr. Furgele has served in various
                             Accounting                    Accounting                    executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Daniel V. Geatens            Vice President/Investment     Vice President/Investment     Mr. Geatens has served in various
                             Accounting                    Accounting                    executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Barry S. Gladstein           Vice President/Portfolio      Vice President/Equity         Mr. Gladstein has served in
                             Analyst                       Analyst                       various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Edward Gray(11)              Vice President/Senior         Vice President/Senior         Mr. Gray has served in various
                             Portfolio Manager             Portfolio Manager             executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Brian T. Hannon              Vice President/Senior         None                          Mr. Hannon has served in various
                             Portfolio Manager                                           executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Lisa L. Hansen(12)           Vice President/Head of        None                          Ms. Hansen has served in various
                             Focus Growth Equity Trading                                 executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Gregory M. Heywood(13)       Vice President/Equity         Vice President/Portfolio      Mr. Heywood has served in various
                             Analyst                       Manager, Research Analyst     executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Sharon Hill                  Vice President/Head of        Vice President/Head of        Ms. Hill has served in various
                             Quantitative Research and     Equity Quantitative           executive capacities within
                             Analytics                     Research and Analytics        Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Christopher M. Holland       Vice President/Portfolio      None                          Mr. Holland has served in various
                             Manager                                                     executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Michael E. Hughes            Vice President/Senior         Vice President/Senior         Mr. Hughes has served in various
                             Equity Analyst                Equity Analyst                executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Jordan L. Irving(14)         Vice President/Senior         Vice President/Senior         Mr. Irving has served in various
                             Portfolio Manager             Portfolio Manager             executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Cynthia Isom                 Vice President/Senior         Vice President/Portfolio      Ms. Isom has served in various
                             Portfolio Manager             Manager                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Kenneth R. Jackson           Vice President/Quantitative   Vice President/Quantitative   Mr. Jackson has served in various
                             Analyst                       Analyst                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Audrey E. Kohart             Vice President/Financial      Vice President/Financial      Ms. Kohart has served in various
                             Planning and Reporting        Planning and Reporting        executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Andrew Kronschnabel          Vice President/High Grade     None                          Mr. Kronschnabel has served in
                             Trader                                                      various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Nikhil G. Lalvani            Vice President/Senior         Vice President/Senior         Mr. Lalvani has served in various
                             Equity Analyst                Equity Analyst                executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Steven T. Lampe              Vice President/Portfolio      Vice President/Portfolio      Mr. Lampe has served in various
                             Manager                       Manager                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Alfio Leone IV               Vice President/High Grade     None                          Mr. Leone has served in various
                             Trader                                                      executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Anthony A. Lombardi(15)      Vice President/Senior         Vice President/Senior         Mr. Lombardi has served in
                             Portfolio Manager             Portfolio Manager             various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Francis P. Magee             Vice President/Equity         None                          Mr. Magee has served in various
                             Business Manager                                            executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Charles (Tom) T. McClintic   Vice President/High Yield     None                          Mr. McClintic has served in
                             Trader                                                      various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Michael S. Morris            Vice President/Portfolio      Vice President/Portfolio      Mr. Morris has served in various
                             Manager/Senior Equity         Manager/Senior Equity         executive capacities within
                             Analyst                       Analyst                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Scott Moses                  Vice President/High Grade     None                          Mr. Moses has served in various
                             Trader                                                      executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Philip O. Obazee             Vice President/ Derivatives   Vice President/ Derivatives   Mr. Obazee has served in various
                             Manager                       Manager                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Donald G. Padilla            Vice President/Portfolio      Vice President/Portfolio      Mr. Padilla has served in various
                             Manager/Senior Equity         Manager/Senior Equity         executive capacities within
                             Analyst                       Analyst                       Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Daniel J. Prislin(16)        Vice President/Senior         Vice President/Senior         Mr. Prislin has served in various
                             Portfolio Manager/Equity      Portfolio Manager/Senior      executive capacities within
                             Analyst                       Equity Analyst                Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Craig S. Remsen              Vice President/Senior         Vice President/Senior         Mr. Remsen has served in various
                             Credit Research Analyst       Credit Research Analyst       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Carl Rice(17)                Vice President/Senior         Vice President/Senior         Mr. Rice has served in various
                             Investment Specialist,        Investment Specialist,        executive capacities within
                             Large Cap Value Focus Equity  Large Cap Value Focus Equity  Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Joseph T. Rogina             Vice President/Equity Trader  None                          Mr. Rogina has served in various
                                                                                         executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Kevin C. Schildt             Vice President/Senior         Vice President/Senior         Mr. Schildt has served in various
                             Municipal Credit Analyst      Municipal Credit Analyst      executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Richard D. Seidel            Vice President/Assistant      None                          Mr. Seidel has served in various
                             Controller/-Assistant                                       executive capacities within
                             Treasurer                                                   Delaware Investments

                                                                                         Vice President/Assistant
                                                                                         Controller/Manager - Payroll -
                                                                                         Lincoln National Investment
                                                                                         Companies, Inc.
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Brenda L. Sprigman           Vice President/Business       None                          Ms. Sprigman has served in
                             Manager - Fixed Income                                      various executive capacities
                                                                                         within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Michael T. Taggart           Vice President/Facilities &   None                          Mr. Taggart has served in various
                             Administrative Services                                     executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Matthew Todorow              Vice President/Portfolio      Vice President/Portfolio      Mr. Todorow has served in various
                             Manager                       Manager                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Spencer M. Tullo             Vice President/High Yield     None                          Mr. Tullo has served in various
                             Trader                                                      executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Robert A. Vogel, Jr.(18)     Vice President/Senior         Vice President/Senior         Mr. Vogel has served in various
                             Portfolio Manager             Portfolio Manager             executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Lori P. Wachs                Vice President/Portfolio      Vice President/Portfolio      Ms. Wachs has served in various
                             Manager                       Manager                       executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Laura A. Wagner              Vice President/ Investment    Vice President/ Investment    Ms. Wagner has served in various
                             Accounting                    Accounting                    executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
Kathryn R. Williams          Vice President/Associate      Vice President/Associate      Ms. Williams has served in
                             Genera; Counsel/ Assistant    Genera; Counsel/ Assistant    various executive capacities
                             Secretary                     Secretary                     within Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------
James J. Wright              Vice President/Senior         None                          Mr. Wright has served in various
                             Equity Analyst                                              executive capacities within
                                                                                         Delaware Investments
---------------------------- ----------------------------- ----------------------------- -----------------------------------

----------------------------------------------------------------------------------------------------------------------------

(1)  Vice  President  of  Finance,   Prudential  Investment  Management,   Inc.,
     1998-2004.

(2)  Portfolio Manager, Thomas Weisel Partners, 2002-2005.

(3)  Managing   Director/U.S.   Active  Large-Cap  Value  Team,  Merrill  Lynch,
     1994-2004.

(4)  Principal/Executive  Vice President,  Transamerica  Investment  Management,
     LLC, 1980-2005.

(5)  Client Service Officer, Thomas Weisel Partners, 2002-2005.

(6)  Senior Research Associate, Thomas Weisel Partners, 2002-2005

(7)  Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1993-2005.

(8)  Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     2000-2005.

(9)  Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice
     President/Portfolio Manager, Goldman Sachs 1994-2004.

(10) Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.

(11) Portfolio Manager, Thomas Weisel Partners, 2002-2005.

(12) Principal/Portfolio    Manager/Senior   Trader,   Transamerica   Investment
     Management, LLC, 1997-2005.

(13) Senior  Research  Analyst,   Transamerica   Investment   Management,   LLC,
     2004-2005;  Senior Analyst, Wells Capital Management, LLC 2003-2004; Senior
     Analyst, Montgomery Asset Management 1996-2003.

(14) Vice President/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.

(15) Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.

(16) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1998-2005.

(17) Director/Product Specialist, Merrill Lynch, 1999-2004

(18) Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1992-2004.

Item 27.  Principal Underwriters.

          (a)(1)  Delaware  Distributors, L.P. serves  as  principal underwriter for all the mutual funds in the Delaware Investments Family of
                  Funds.

          (a)(2)  Information  with  respect to each  officer and partner of the principal underwriter and the Registrant  is  provided  below.
                  Unless otherwise noted, the principal business address of each each  officer  and partner  of  Delaware Distributors, L.P. is
                  2005 Market Street, Philadelphia, PA 19103-7094.

------------------------------------- ------------------------------------------- ------------------------------------------
Name and Principal Business Address   Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------- ------------------------------------------- ------------------------------------------
Delaware Distributors, Inc.           General Partner                             None
------------------------------------- ------------------------------------------- ------------------------------------------
Delaware Capital Management           Limited Partner                             None
------------------------------------- ------------------------------------------- ------------------------------------------
Delaware Investment Advisers          Limited Partner                             None
------------------------------------- ------------------------------------------- ------------------------------------------
Kevin J. Lucey                        President/Chief Executive Officer           None
------------------------------------- ------------------------------------------- ------------------------------------------
Philip N. Russo                       Executive Vice President                    None
------------------------------------- ------------------------------------------- ------------------------------------------
Douglas L. Anderson                   Senior Vice President/Operations            None
------------------------------------- ------------------------------------------- ------------------------------------------
Michael P. Bishof                     Senior Vice President/Investment            Senior Vice President/Chief Financial
                                      Accounting                                  Officer
------------------------------------- ------------------------------------------- ------------------------------------------
Jeffrey M. Kellogg                    Senior Vice President/Senior Product        None
                                      Manager/Communications Manager
------------------------------------- ------------------------------------------- ------------------------------------------
Deb Landsman-Yaros                    Senior Vice President/Head of Retail        None
                                      Investor Services
------------------------------------- ------------------------------------------- ------------------------------------------
Thomas M. McConnell                   Senior Vice President/Senior 529 Plans      None
                                      Product Manager
------------------------------------- ------------------------------------------- ------------------------------------------
Carolyn McIntyre                      Senior Vice President/Human Resources       None
------------------------------------- ------------------------------------------- ------------------------------------------
Brian L. Murray, Jr.                  Senior Vice President/Compliance            Senior Vice President/Chief Compliance
                                                                                  Officer
------------------------------------- ------------------------------------------- ------------------------------------------
David P. O'Connor                     Senior Vice President/Strategic             Senior Vice President/Strategic
                                      Investment Relationships and                Investment Relationships and
                                      Initiatives/General Counsel                 Initiatives/General Counsel/Chief Legal
                                                                                  Officer
------------------------------------- ------------------------------------------- ------------------------------------------
Daniel J. Perullo                     Senior Vice President/Eastern Director,     None
                                      Institutional Sales
------------------------------------- ------------------------------------------- ------------------------------------------
Robert E. Powers                      Senior Vice President/Senior Domestic       None
                                      Sales Manager
------------------------------------- ------------------------------------------- ------------------------------------------
Richard Salus                         Senior Vice President/Controller/           None
                                      Treasurer/Financial Operations Principal
------------------------------------- ------------------------------------------- ------------------------------------------
James L. Shields                      Senior Vice President/Chief Information     None
                                      Officer
------------------------------------- ------------------------------------------- ------------------------------------------
Trevor M. Blum                        Vice President/Senior Consultant            None
                                      Relationship Manager
------------------------------------- ------------------------------------------- ------------------------------------------
E. Zoe Bradley                        Vice President/Product Management Manager   None
------------------------------------- ------------------------------------------- ------------------------------------------
Mel Carrozza                          Vice President/Client Services              None
------------------------------------- ------------------------------------------- ------------------------------------------
Anthony G. Ciavarelli                 Vice President/Counsel/Assistant Secretary  Vice President/Associate General
                                                                                  Counsel/Assistant Secretary
------------------------------------- ------------------------------------------- ------------------------------------------
David F. Connor                       Vice President/Deputy General Counsel/      Vice President/Deputy General
                                      Secretary                                   Counsel/Secretary
------------------------------------- ------------------------------------------- ------------------------------------------
Joel A. Ettinger                      Vice President/Taxation                     Vice President/Taxation
------------------------------------- ------------------------------------------- ------------------------------------------
Edward M. Grant                       Vice President/Senior Domestic Sales        None
                                      Manager
------------------------------------- ------------------------------------------- ------------------------------------------
Audrey Kohart                         Vice President/Financial Planning and       Vice President/Financial Planning and
                                      Reporting                                   Reporting
------------------------------------- ------------------------------------------- ------------------------------------------
Josephine O'Brien                     Vice President/RFP Group Manager            None
------------------------------------- ------------------------------------------- ------------------------------------------
Marlene D. Petter                     Vice President/Marketing Communications     None
------------------------------------- ------------------------------------------- ------------------------------------------
Christian Reimer                      Vice President/529 Plans Product Manager    None
------------------------------------- ------------------------------------------- ------------------------------------------
Richard D. Seidel                     Vice President/Assistant                    None
                                      Controller/Assistant Treasurer
------------------------------------- ------------------------------------------- ------------------------------------------
Michael T. Taggart                    Vice President/Facilities &                 None
                                      Administrative Services
------------------------------------- ------------------------------------------- ------------------------------------------
Molly Thompson                        Vice President/Associate Product            None
                                      Management Manager
------------------------------------- ------------------------------------------- ------------------------------------------
Kathryn R. Williams                   Vice President/Senior Counsel/ Assistant    Vice President/Associate General
                                      Secretary                                   Counsel/Assistant Secretary
------------------------------------- ------------------------------------------- ------------------------------------------

          (b)(1)  Lincoln Financial Distributors, Inc. (LFD) serves as financial intermediary wholesaler  for  all  the  mutual  funds  in  the
                  Delaware Investments Family of Funds.

          (b)(2)  Information  with  respect  to each officer and partner of LFD and the Registrant is provided below. Unless otherwise  noted, the principal business  address of each officer and partner of
                  LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

---------------------------------------- --------------------------------------------- -------------------------------------
Name and Principal Business Address      Positions and Office with LFD                      Positions and Offices with
                                                                                                    Registrant
---------------------------------------- --------------------------------------------- -------------------------------------
Westley V. Thompson                      President/Chief Executive Officer                             None
---------------------------------------- --------------------------------------------- -------------------------------------
David M. Kittredge                       Senior Vice President                                         None
---------------------------------------- --------------------------------------------- -------------------------------------
Terrance Mullen                          Senior Vice President                                         None
---------------------------------------- --------------------------------------------- -------------------------------------
Donald Roberson                          Senior Vice President                                         None
---------------------------------------- --------------------------------------------- -------------------------------------
Margaret Skinner                         Senior Vice President                                         None
---------------------------------------- --------------------------------------------- -------------------------------------
David L. Ahrendt(1)                      Vice President                                                None
---------------------------------------- --------------------------------------------- -------------------------------------
Patrick J. Caulfield(2)                  Vice President/Chief Compliance Officer                       None
---------------------------------------- --------------------------------------------- -------------------------------------
Phillip Cramer                           Vice President                                                None
---------------------------------------- --------------------------------------------- -------------------------------------
Frederick J. Crawford                    Vice President/Treasurer                                      None
---------------------------------------- --------------------------------------------- -------------------------------------
Daniel P. Hickey(2)                      Vice President                                                None
---------------------------------------- --------------------------------------------- -------------------------------------
Rochelle Krombolz                        Vice President                                                None
---------------------------------------- --------------------------------------------- -------------------------------------
William Lamoin                           Vice President                                                None
---------------------------------------- --------------------------------------------- -------------------------------------
Gregory Smith                            Vice President                                                None
---------------------------------------- --------------------------------------------- -------------------------------------
Michael S. Smith(3)                      Vice President/Chief Financial
                                         Officer/Chief Administrative Officer
---------------------------------------- --------------------------------------------- -------------------------------------
Joyce L. Byrer                           Secretary                                                     None
---------------------------------------- --------------------------------------------- -------------------------------------

--------------------------------------------------------------------------------

(1)  1300 Clinton Street, Fort Wayne, IN 46802

(2)  350 Church Street, Hartford, CT 06103

(3)  1500 Market Street, Philadelphia, PA 19103

--------------------------------------------------------------------------------

          (c)      Not applicable.

Item 28.  Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment  Company Act of 1940
          and the rules under that section are  maintained  in  Philadelphia  at
          2005 Market Street, Philadelphia, PA 19103-7094.

Item 29.  Management Services.  None.

Item 30.  Undertakings.  Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration  Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of Philadelphia  and  Commonwealth of Pennsylvania on this 8th day of June,
2006.

                                         VOYAGEUR MUTUAL FUNDS III

                                          By: /s/ Jude T. Driscoll
                                                  Jude T. Driscoll
                                                    Chairman

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed below by the following  persons in the  capacities and on the dates indicated:

Signature                           Title                             Date
----------------------------------- ------------------------------ -----------

/s/ Jude T. Driscoll                Chairman/President/Chief      June 8, 2006
Jude T. Driscoll                    Executive Officer
                                    (Principal Executive Officer)
                                    and Trustee

/s/ Thomas L. Bennett      *        Trustee                       June 8, 2006
Thomas L. Bennett

/s/ John A. Fry            *        Trustee                       June 8, 2006
John A. Fry

/s/ Anthony D, Knerr       *        Trustee                       June 8, 2006
Anthony D. Knerr

/s/ Lucinda S. Landreth    *        Trustee                       June 8, 2006
Lucinda S. Landreth

/s/ Ann R. Leven           *        Trustee                       June 8, 2006
Ann R. Leven

/s/ Thomas F. Madison      *        Trustee                       June 8, 2006
Thomas F. Madison

/s/ Janet L. Yeomans       *        Trustee                       June 8, 2006
Janet L. Yeomans

/s/ J. Richard Zecher      *        Trustee                       June 8, 2006
J. Richard Zecher

/s/ Michael P. Bishof      *        Senior Vice President/Chief   June 8, 2006
Michael P. Bishof                   Financial Officer (Principal
                                    Financial Officer)

                           * By: /s/ Jude T. Driscoll
                                Jude T. Driscoll
                             as Attorney-in-Fact for
                          each of the persons indicated
                (Pursuant to Powers of Attorney previously filed)

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    EXHIBITS

                                       TO

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.       Exhibit

EX-99.e.1.iii.  Executed  Amendment  No. 1 (October  31,  2005) to Appendix A to
                Second  Amended and Restated Financial Intermediary Distribution
                Agreement

EX-99.h.1.ii.   Executed Schedule B (May 19, 2005) to the  Shareholder  Services
                Agreement

EX-99.h.2.i     Executed  Schedule  B  (May 19, 2005)  to  Delaware  Investments
                Family of Funds Fund Accounting  Agreement .

EX-99.h.2.ii.   Executed Amendment No. 30   (October  31, 2005) to Schedule A to
                Delaware  Investments  Family of Funds Fund Accounting Agreement

EX-99.m.4.      Plan under Rule 12b-1 (May 15, 2003) for Class R

EX-99.n.        Plan under Rule 18f-3 (October 31, 2005)

EX-99.p.1.      Code  of  Ethics  for  the  Delaware Investments Family of Funds
                (February 2006)

EX-99.p.2.      Code  of  Ethics for  Delaware  Investments (Delaware Management
                Company, a  series  of  Delaware Management  Business Trust, and
                Delaware Distributors, L.P.) (February 2006)

EX-99.p.3.      Code   of   Ethics  for  Lincoln  Financial  Distributors,  Inc.
                (December 2005)